                                           SEMI-ANNUAL REPORT  |  April 30, 2002


                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

                              [PHOTO APPEARS HERE]


    Strong Ultra Short-Term Income Fund

      Strong Ultra Short-Term Municipal
                            Income Fund

             Strong Heritage Money Fund

            Strong Investors Money Fund

               Strong Money Market Fund

     Strong Municipal Money Market Fund

             Strong Tax-Free Money Fund

                                                                   [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2002


                                                                      The Strong

                                                                 Cash Management

                                                                           Funds




Table of Contents


Investment Reviews

          Strong Ultra Short-Term Income Fund.......................... 2
          Strong Ultra Short-Term Municipal Income Fund................ 4
          Strong Heritage Money Fund................................... 6
          Strong Investors Money Fund.................................. 8
          Strong Money Market Fund.....................................10
          Strong Municipal Money Market Fund...........................12
          Strong Tax-Free Money Fund...................................14

Bond Glossary..........................................................16

Financial Information

          Schedules of Investments in Securities
               Strong Ultra Short-Term Income Fund.....................17
               Strong Ultra Short-Term Municipal Income Fund...........23
               Strong Heritage Money Fund..............................34
               Strong Investors Money Fund.............................38
               Strong Money Market Fund................................40
               Strong Municipal Money Market Fund......................44
               Strong Tax-Free Money Fund..............................53
          Statements of Assets and Liabilities.........................56
          Statements of Operations.....................................59
          Statements of Changes in Net Assets..........................61
          Notes to Financial Statements................................63

Financial Highlights...................................................71

Directors and Officers.................................................78

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[Photo of Brad Tank]


Fixed Income Market Overview From November 1, 2001 to April 30, 2002

Recessions are rarely even-handed in their impact across the economy, and the most recent downturn in the United States proved to be no exception. While many businesses and industries have sailed through the past year largely unaffected, others seemed to bear the full force of a contracting economy. The contraction in business, capital investment, and inventories was consistent with a severe downturn. The decline in corporate profitability ranks among the worst since World War II. In contrast, though, total economic activity as measured by Gross Domestic Product pulled back just slightly, rendering this a mild recession from a purely statistical perspective.

Why consumer demand remained strong

Buoying the economy through this difficult period was the country's vast service sector and a generally enthusiastic consumer. A number of factors have combined to support consumer spending. These include continued wage gains, only modest increases in unemployment, and a sustained period of low interest rates and rising home prices.

These relatively positive conditions provide a stark contrast to those that preceded the previous downturn in 1990-91. At that time, double-digit home mortgage rates, declining home prices in California and New England, mild wage growth, and meaningfully higher unemployment rates presented consumers with a much harsher set of circumstances. While some observers have expressed concern that consumers today are living on borrowed time, we believe that fear is misplaced, given the great difference between the economic backdrops of the two recessions. Our view is that this recovery will last, though it will almost certainly offer slower growth than we became accustomed to in the late 1990s.

The first year of a recovery typically produces very strong growth -- as there is first a snapback in business inventories, then a surge in consumption, and finally business capital investment. The first stage is resoundingly under way, but it appears the second and third legs are unlikely to materialize with their usual force. While we're confident in a resilient consumer, it's unreasonable to expect a surge from present spending levels, particularly in big-ticket items like cars and homes. Likewise, the severe contraction in corporate profitability has left the business sector very wary of embracing new capital spending.

Slower growth likely ahead

In the 1990s, the U.S. economy benefited from an extraordinary level of business investment, much of it focused on technology and telecommunications equipment. Clearly much of the spending was necessary, but some was reactionary -- a response to the perception of an accelerating pace of change and a fear of falling behind. This trend was not surprising, given a business culture that produced the catch phrases: "early adapter" and "only the paranoid survive." Rising corporate cash flows further supported this heavy capital investment. Corporate cash flows today are down significantly from their peak, and the current attitude toward business investment is much more rational and sober.

Without there being much likelihood of major spending increases from either consumers or businesses, we anticipate that real growth rates are likely to hover in the 2% to 3% range, rather than 4% to 5%. While these slower growth rates do have the advantage of being sustainable over longer periods of time, there is no escaping the fact that slower growth produces continuing challenges in the investment environment. Simply stated, higher growth rates can float a

                                                        (Continued on next page)
lot of boats, while rates as low as 2% can leave many businesses and even some industries sitting at the bottom. As a result, for the foreseeable future, we anticipate the market will be devoid of broad, sustained price moves, with securities prices moving instead based on their individual fundamentals. With respect to investment performance, these conditions will place a heavy premium on good security selection.

Banks a positive factor

Currently, the banking sector is in good health, which again compares favorably with conditions in the early `90s recession. At that time, banks suffered from severe problems relating to troubled loans. Among the results, then, was the failure of a major regional bank.

In the ensuing years, commercial banking in the U.S. has seen tremendous consolidation, producing a handful of large and well-diversified banks that are better-capitalized and more cautious lenders than their predecessors. In addition, banks' real estate portfolios are much more geographically diverse than before. Banks now view corporate lending as a window to bond underwriting and loan syndication. This means that, while the typical corporate lender retains a modest exposure to a borrower on its balance sheet, it pushes much of this exposure into the markets through syndication and underwriting. Therefore, credit problems that manifested themselves on banks' balance sheets at the bottom of the previous credit cycle are visible today in the corporate bond market.

Looking at the bond market

The U.S. bond market over the past six months proved to be remarkably prescient in its assessment of future economic prospects. In the face of a Federal Reserve that continued to ease overnight interest rates in response to weak economic news, market interest rates began the period by heading higher. The yield on the 10-year Treasury note rose from 4.23% on October 31 to 5.40% by late March. Subsequently, market rates have declined, as the consensus opinion came to reflect greater skepticism regarding the strength of the economy's recovery.

The pace of change in short-term interest rates as engineered by the Federal Reserve has been swift over the past year, giving interest-rate risk management a meaningful role in investment performance. While short-term interest rates are substantially lower than they were a year earlier, long-term interest rates are close to the levels that were in place when the Fed began its rate-cutting campaign. We believe that this reflects the market's confidence in the Federal Reserve's ability to maintain a high degree of price stability throughout the business cycle. It's our assessment that such confidence is well-founded, though the Fed's task may become more challenging in the years ahead.

The outlook for inflation

Much attention has been paid to the persistence of low levels of consumer price inflation throughout the past business cycle. Little attention, however, has been paid to the more remarkable tendency of nearly all prices within broad sectors of the economy to converge around the average rate of consumer price inflation. In other words, observed price inflation for food, apparel, housing, transportation, and so on, all tended to land in the 2% to 3% range. In recent years, however, this phenomenon has broken down. Overall price inflation has remained fairly stable, but now it is the result of much more divergent trends in underlying prices.

Recently, for example, we have witnessed higher levels of price inflation in the healthcare and housing sectors, offset by price deflation in sectors such as apparel and transportation. This divergence makes the central bank's job more challenging. Monetary policy is a blunt instrument, not a precision tool. Yet it may have to be used to combat unfavorable price trends, even if they only emerge within a few sectors of the economy, in an effort to control overall price inflation. We are, however, confident that the picture for general price inflation remains benign, providing a favorable backdrop for fixed income investing.

Pricing power as a useful indicator

We're also conscious of the significant financial impact that pricing power -- or the lack thereof -- can have on an industry or a business. It is generally a poor proposition to be a creditor of a business that lacks the ability to increase revenues by raising prices for its goods and services. Thus an important part of what we seek to do on your behalf is to identify and weed out those businesses and industries that face the prospect of diminishing pricing power, which can be common in a contracting business cycle, and look elsewhere to invest.

In separating those companies that have pricing power from those that don't, we need to differentiate between long-term, secular trends in the economy, and shorter-term, cyclical considerations. Certain industries, for example, are succeeding in maintaining pricing power now, but over the long term their business conditions may become less favorable. One example of this is automakers. These companies held up very well during the latest recession, and are succeeding in raising their products' ultimate price to consumers, now that fewer rebates and other incentives are needed to move cars off the lots.

So in the short term, we like the prospects for these companies' earnings. For the long term, however, we're being pretty vigilant in monitoring these bonds. Secular issues that could put pressure on automakers' prices in the future include significant excess production capacity, and the constant pressure from consumers to deliver measurably better products before raising prices.

It's also interesting to look at what's happening in the energy sector. Despite a recent rebound, energy companies have generally been through difficult times over the past several years, with a lot of volatility and extended down cycles for some producers. We believe the long term picture for these companies -- and their bonds -- is very positive, notwithstanding some tough price cycles that could be on the horizon. In addition to strengthening demand from the U.S., there are many emerging countries -- growing far faster than our own economy -- that are also sparking greater demand for energy and are likely to continue to do so for some years to come.

We are dedicated to monitoring changing conditions as they affect both the macroeconomic environment and individual bond issuers. On behalf of the entire fixed income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,

/s/ Bradley C. Tank

Bradley C. Tank

Strong Ultra Short-Term Income Fund
================================================================================
Prior to February 25, 2002, the Fund's name was the Strong Advantage Fund.

Your Fund's Approach

The Strong Ultra Short-Term Income Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds and in higher- and medium-quality bonds. To enhance its return potential, the Fund also invests a portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the Fund's average effective maturity is usually one year or less. To a limited extent, the Fund may also invest in foreign securities. The Fund may use derivatives to manage market or business risk or to enhance the yield of the Fund.

                    Growth of an Assumed $10,000 Investment/+/
                            From 10-25-88 to 4-30-02

                                          Salomon
                                        Smith Barney
                   The Strong Ultra    1-Year Tresury      Lipper Ultra
                     Short-Term       Benchmark-on-the   Short Obligations
                     Income Fund        Run Index/*/      Funds Index/*/

Nov 88                 $10,000            $10,000             $10,000
Nov 89                 $10,976            $10,989             $10,936
Nov 90                 $11,690            $11,918             $11,803
Nov 91                 $12,870            $12,975             $12,731
Nov 92                 $14,036            $13,645             $13,328
Nov 93                 $15,140            $14,197             $13,880
Nov 94                 $15,767            $14,569             $14,271
Nov 95                 $16,866            $15,711             $15,242
Nov 96                 $17,980            $16,644             $16,145
Nov 97                 $19,189            $17,638             $17,069
Nov 98                 $20,139            $18,707             $17,999
Nov 99                 $21,141            $19,520             $18,843
Nov 00                 $22,574            $20,750             $20,037
Nov 01                 $23,734            $22,391             $21,232
Apr 02                 $23,596            $22,631             $21,432

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") and the Lipper Ultra Short Obligations Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: Over the past six months, the U.S. economy has been emerging from a recession. The corporate bond market struggled during the period, with expectations of slow economic growth and a continuing overhang from Enron (which this Fund did not hold). The telecommunications sector in particular has performed poorly, as investors remain concerned about overcapacity in the industry. In this environment, the Fund's performance was weaker than expected.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The U.S. economy began the period struggling to emerge from recession. The downturn that came in the second and third quarters of 2001 accelerated due to the events of September 11, but fortunately it quickly became apparent that the sharp decline would be short-lived. The bottom for interest rates, and top for Treasury prices, coincided with the beginning of this reporting period in November as investors gained comfort that the economy was recovering.

     Typically, corporate bonds should perform well at the beginning of a recovery, but the corporate bond market continues to feel the impact of the Enron crisis. Investors are scrutinizing financial statements, examining off-balance-sheet transactions, and focusing on leverage and near-term liquidity as never before. At the same time, ratings agencies have become more proactive in downgrading companies. The downgrade-to-upgrade ratio for corporate credits in the first quarter was 4.5 to 1. These factors have led to volatility in corporate bond prices at the hint of any negative development.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We continued to maintain a high overall credit quality. As we mentioned in our previous report, we have structured the Fund to have an average credit quality of AA. In the current economic environment, we believe it is prudent to continue to maintain this quality rating. We have shifted the portfolio asset mix away from corporate bonds, instead favoring higher-quality, U.S. government agency-guaranteed, mortgage-backed securities. We have also been purchasing higher-quality asset-backed securities. Both the mortgage-backed and asset-backed markets have a higher, and more stable, credit quality than the corporate bond market.

     We have decreased the Fund's exposure to the non-investment grade segment of the corporate bond market. By the end of April, our allocation to these credits was below 5% of Fund assets. We have also reduced our exposure to any single issuer in the lower-quality segments of the market. This step increases the Fund's diversification, and it should help to reduce the portfolio's overall risk.

Q:   What is your future outlook?

A: Market interest rates have increased in anticipation of future increases in the Federal Funds rate. Although we agree with this general premise, we believe the process will be more gradual than the market is forecasting. Our viewpoint is that the economic recovery will be uneven and moderate. Given this outlook, we intend to continue to maintain a high average credit quality in the portfolio. Until our outlook regarding Federal Reserve action changes, we plan to continue to favor fixed-rate bonds over floating-rate securities.

     Thank you for investing in the Strong Ultra Short-Term Income Fund. We appreciate the confidence you have placed in us.

     Thomas M. Price
     Portfolio Co-Manager

     Thomas Sontag
     Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-02

Investor Class
----------------------------------
     1-year                 1.28%

     5-year                 5.03%

     10-year                5.80%
     Since Fund Inception   6.60%
     (11-25-88)

Advisor Class/1/
----------------------------------
     1-year                 1.06%

     5-year                 4.65%

     10-year                5.43%

     Since Fund Inception   6.23%
     (11-25-88)

Institutional Class/2/
----------------------------------
     1-year                 1.83%

     5-year                 5.26%

     10-year                5.92%

     Since Fund Inception   6.69%
     (11-25-88)

Portfolio Statistics
As of 4-30-02

Investor Class
----------------------------------
     30-day
     annualized yield/3/    4.42%

Advisor Class
----------------------------------
     30-day
     annualized yield/3/    4.19%

Institutional Class
----------------------------------
     30-day
     annualized yield/3/    4.95%

Average effective maturity/4/ 0.8 years
Average quality rating/5/            AA

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.
/4/  The Fund's average effective maturity includes the effect of futures.
/5/ For purposes of this averaging rating, the Fund's short-term debt obligations have been assigned a long-term rating by Advisor.
* The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") is an unmanaged index generally representative of the average yield on one-year Treasury bills. The Lipper Ultra Short Obligation Funds Index represents funds that invest at least 65 percent of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Ultra Short-Term Municipal Income Fund
================================================================================

Prior to March 1, 2002, the Fund's name was the Strong Municipal Advantage Fund.

Your Fund's Approach

The Strong Ultra Short-Term Municipal Income Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in higher- and medium-quality, very short-term municipal bonds. To enhance its return potential, the Fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal Alternative Minimum Tax (AMT). To a limited extent, the Fund may also invest in mortgage- and asset-backed securities. The Fund may use derivatives to manage market or business risk or to enhance the yield of the Fund.

                 Growth of an Assumed $10,000 Investment/+/
                            From 11-30-95 to 4-30-02

                              [CHART APPEARS HERE]

             The Strong Ultra        Lehman Brothers        Lipper Short
           Short-Term Municipal         Municipal          Municipal Debt
               Income Fund         1 Year Bond Index/*/    Funds Index/*/
Nov 95           $10,000                 $10,000               $10,000
May 96            10,234                  10,176                10,117
Nov 96            10,532                  10,451                10,400
May 97            10,769                  10,658                10,580
Nov 97            11,052                  10,910                10,855
May 98            11,320                  11,158                11,101
Nov 98            11,581                  11,447                11,376
May 99            11,792                  11,643                11,553
Nov 99            11,950                  11,805                11,650
May 00            12,079                  11,995                11,794
Nov 00            12,392                  12,354                12,141
May 01            12,671                  12,814                12,531
Nov 01            12,826                  13,132                12,806
Apr 02            12,918                  13,327                12,974

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Fund's performance was mixed over the past six months, with the last four months pointing to an improving environment. While the Fund's share-price declines in the first two months of the reporting period outstripped the level of income the Fund produced, the performance in 2002 resulted in a solid positive total return for investors over the six-month time frame.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: We correctly anticipated that the Federal Reserve would cut rates further in late 2001, but did not foresee that market interest rates would quickly begin to rise as the market gained confidence in the likelihood of an economic recovery.

     In general, higher-quality bonds performed very well in early 2002 and also in April, while lower-quality bonds performed very well in late February and early March. This performance coincided with movements in interest rates: as rates moved higher, lower-quality bonds performed better, and when rates dropped, higher-quality bonds came to the fore. Electric, special tax, and water and sewer bonds were among the stronger sectors.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: As investment managers, we take our responsibility to making money for our clients very seriously. We never like to lose money on an investment, but we also realize that over time it will occasionally occur. That is why we employ a strategy of building a diversified portfolio of securities. We strive to add a small amount of excess performance through our diversified holdings that can offset the negative performance that may be caused by any one issue.

     One issue that affected the Fund's performance was related to a local municipal authority that was set up to purchase natural gas for several small municipalities. This is a fairly common practice that allows smaller municipalities to combine their resources in order to lock in future delivery of natural gas at specific prices, insulating them somewhat from fluctuations in the natural gas market. While the Fund didn't directly own Enron, the municipality did feel the ripple of that situation, as it was dependent on an Enron subsidiary for the delivery of natural gas. The subsidiary's inability to deliver the gas to the municipality affected the pricing of the security in the Fund.

     In addition to the security-specific issue discussed above, The Fund had an overweighting as compared to its broad-based benchmark in securities rated A to BBB. We also added to our position within the industrial development revenue/pollution control revenue sector, while decreasing our exposure to the municipal utility sector.

     We came into the period with a duration that was at the long end of the range. As it became clear that the Fed's easing cycle was coming to an end and that the market was anticipating a strong economic recovery, we sold into the market strength in early 2002 and shortened our overall exposure to interest-rate fluctuations (duration). These efforts worked well through the end of March; however, the market once again changed direction in April, with interest rates moving lower rather quickly.

Q:   What is your future outlook?

A: Our view remains that a modest economic recovery should take place in 2002, which we believe will cause short-term interest rates to trend slightly higher over the next few months. Therefore, we have positioned the portfolio with a duration that is neutral to slightly short of its duration benchmark. We are also selectively taking advantage of opportunities in lower-quality bonds rated A and BBB, as we believe they could outperform in a slowly improving economy. With a full 100 basis points in yield advantage for three-year bonds over one-year bonds, we believe it makes sense for short-term investors who can accept a slight amount of additional risk to look beyond money-market investments.

     Thank you for your continued investment in the Strong Ultra Short-Term Municipal Income Fund.

     Lyle J. Fitterer
     Portfolio Co-Manager

     Mary-Kay H. Bourbulas
     Portfolio Co-Manager

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.
/4/ The Fund's average effective maturity includes the effect of futures and when-issued securities.
/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
/*/ The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Average Annual Total Returns
As of 4-30-02

Investor Class
-------------------------------------------
     1-year                   2.32%

     3-year                   3.13%

     5-year                   3.83%

     Since Fund Inception     4.07%
     (11-30-95)

Advisor Class/1/
-------------------------------------------
     1-year                   1.87%

     3-year                   2.64%

     5-year                   3.33%

     Since Fund Inception     3.56%
     (11-30-95)

Institutional Class/2/
-------------------------------------------
     1-year                   2.65%

     3-year                   3.33%

     5-year                   3.95%

     Since Fund Inception     4.16%
     (11-30-95)

Portfolio Statistics
As of 4-30-02

Investor Class
-------------------------------------------
     30-day annualized yield/3/  3.23%

Advisor Class
--------------------------------------------
     30-day annualized yield/3/  2.79%

Institutional Class
-------------------------------------------
     30-day annualized yield/3/  3.57%

Average effective maturity/4/    0.8 years

Average quality rating/5/                 A

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

Strong Heritage Money Fund
================================================================================

Effective March 8, 2002, the initial investment minimum for the Institutional Class of the Fund was reduced to $250,000.

Your Fund's Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it requires investors to maintain balances of $25,000 or more.

                         3-Month Treasury Bill Yields/*/
                                 As of 4-30-02

                              [CHART APPEARS HERE]

                              Oct 00         6.39%
                              Dec 00         5.90%
                              Feb 01         4.86%
                              Apr 01         3.88%
                              Jun 01         3.66%
                              Aug 01         3.37%
                              Oct 01         2.01%
                              Dec 01         1.73%
                              Feb 02         1.76%
                              Apr 02         1.77%

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The yield of the Strong Heritage Money Fund generally fell over the six months from November 1, 2001 through April 30, 2002. Most of this decline took place in November and December, as rate cuts from the Federal Reserve pushed down yields on the short-term securities purchased by the Fund. The slide in yield continued in the first few months of 2002, as higher-yielding securities purchased before the Fed's last rate cuts matured and rolled out of the portfolio. By April, the Fund's yield was stabilizing.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Short-term interest rates moved down sharply in the final two months of 2001 in sympathy with two rate cuts by the Federal Reserve that totaled 0.75%. The Fed's actions continued the easier monetary policy that it had adopted in the early days of 2001, and that gained urgency after the terrorist attacks of September 11. From a low water mark of about 1.70% -- reached two weeks into 2002 -- short-term rates drifted modestly higher through April.

     An improving economic outlook drove the turn in market yields. Declining jobless claims, an upturn in purchasing managers' reports, a rise in industrial production, and improving retail sales were among the many indicators suggesting that 2001's recession had ended. This view was confirmed in dramatic fashion with the release of first-quarter GDP figures, which indicated 5.6% annualized real growth in the U.S. economy for the first three months of the year. Domestic demand rose at a 3.8% annualized pace, providing evidence that a sustainable, if moderate, recovery is underway. The combination of Fed rate cuts and a more optimistic economic sentiment led to a steeper yield curve, reflecting investor conviction that a shift to a more restrictive monetary policy is likely in the not-too-distant future.

     Bond rating agencies in recent months have downgraded far more issues than they have upgraded, with some high-profile bond issuers falling to low investment-grade status or even lower.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: All four primary tools of fixed-income management -- average maturity strategy, yield curve strategy, sector weightings, and individual issue selection -- came into play in the Fund's performance over the past six months. Throughout the period, we targeted a longer-than-neutral average maturity, with the intent of delaying the impact of falling market rates. In the final two months of 2001, our yield-curve strategy focused on taking advantage of calendar-related pricing inefficiencies. As 2002 commenced, and with it better economic news, we shifted to a "barbell" posture, combining an emphasis on very short maturity instruments (generally four weeks or shorter) with the selective purchase of one-year issues. This strategy was intended to help take advantage of the steeper money market yield curve.

     We increased the Fund's emphasis on asset-backed commercial paper (ABCP), which was attractive from the standpoint of both credit stability and yield. Traditional industrial issuers have recently scaled back or eliminated commercial paper programs, electing to obtain longer-term funding, while ABCP issuance has increased. A scaling up of our commitment to this sector allows the Fund to maintain high credit standards while earning a modest yield bonus.

     Accounting treatments, balance sheet leverage, and reliance on short-term funding have all been front-page issues in the fixed-income market recently. These concerns and the residual effects of the late recession have demanded vigilance and caution in credit analysis. Even in this challenging environment, we have been able to identify securities with strong credit fundamentals that offer incremental yield pickup, such as floating-rate notes guaranteed by high-quality banks, and notes issued by U.S. government agencies.

Q:   What is your future outlook?

A: As the economic recovery takes hold, the Federal Reserve will almost certainly shift to a tighter monetary policy, using higher short-term rate targets to prevent an inflationary bubble.

     Consequently, money-market fund investors will likely see better investment returns in coming months, though the improvement may be slow. We will continue to emphasize quality in the Fund's investments while preparing for the eventual turn in rates.

     Thank you for your investment in the Strong Heritage Money Fund.

     Jay N. Mueller
     Portfolio Manager

 Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.
/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/3/ The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/4/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-02. Effective yields reflect the 7 compounding of income. For Investor Class shares, the advisor has temporarily absorbed 0.18% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.43%, and its effective yield would have been 1.44%. For Advisor Class shares, the advisor has temporarily absorbed 0.10% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.49%, and its effective yield would have been 1.50%. For Institutional Class shares, the advisor has temporarily absorbed 0.03% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.76%, and its effective yield would have been 1.78%.
*    Mean of 3-Month Treasury Bill Yields.

Average Annual Total Returns
As of 4-30-02

Investor Class
-----------------------------------------------
     1-year                  2.75%

     3-year                  4.71%

     5-year                  4.99%

     Since Fund Inception    5.21%
     (6-29-95)

Advisor Class/2/
-----------------------------------------------
     1-year                  2.71%

     3-year                  4.67%

     5-year                  4.95%

     Since Fund Inception    5.17%
     (6-29-95)

Institutional Class/3/
-----------------------------------------------
     1-year                  2.97%

     3-year                  4.86%

     5-year                  5.08%

     Since Fund Inception    5.28%
     (6-29-95)

Portfolio Statistics
As of 4-30-02

Investor Class/4/
-----------------------------------------------
     7-day current yield              1.61%

     7-day effective yield            1.62%

Advisor Class/4/
-----------------------------------------------
     7-day current yield              1.59%

     7-day effective yield            1.60%

Institutional Class/4/
-----------------------------------------------
     7-day current yield              1.79%

     7-day effective yield            1.81%

Average effective maturity          49 days

Strong Investors Money Fund
================================================================================

On February 1, 2002, the Board of Directors, and on May 3, 2002, the shareholders, of the Investors Money Fund approved the reorganization of the Strong Investors Money Fund into the Strong Money Market Fund. The reorganization occurred as of the close of the market on May 31, 2002.

Your Fund's Approach

The Strong Investors Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund is designed for investors who are just starting to build a diversified portfolio. The maximum investment in the Fund is $50,000.

                         3-Month Treasury Bill Yields*
                                 As of 4-30-02

                              [CHART APPEARS HERE]

              3-Month Treasury
               Bill Yields/*/
Oct 00             6.39%
Dec 00             5.90%
Feb 01             4.86%
Apr 01             3.88%
Jun 01             3.66%
Aug 01             3.37%
Oct 01             2.01%
Dec 01             1.73%
Feb 02             1.76%
Apr 02             1.77%

Source: Bloomberg

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: For the period November 1, 2001, through April 30, 2002, the yield of the Strong Investors Money Fund fell in step with the downtrend in short-term interest rates. The Federal Reserve's rate cuts in November and December ushered in a period of the lowest money-market yields in 40 years, and the Fund's yield declined sharply. Over the course of the first four months of 2002, the "roll-off" of higher-yielding securities purchased prior to the Fed's most recent rate cuts pushed the Fund's yield modestly lower.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In the final two months of 2001, the Federal Reserve completed the easing cycle that began last January. The final two rate cuts, totaling 0.75%, brought the overnight Federal Funds target rate to 1.75%.

     Improving economic news prompted the Fed to shift to a neutral policy bias -- meaning that it perceived the risks of inflation and weak growth are evenly balanced -- at its March 19 meeting. Declining jobless claims, stronger purchasing manager surveys, rising industrial production, and improving retail sales were among the many indicators suggesting that the recession of 2001 had ended. The change in climate was signaled emphatically by the release of an initial estimate of 5.6% annualized real GDP growth in the first quarter of 2002. Inventory liquidation was responsible for some of the reported improvement, but domestic demand rose at a 3.8% annualized pace--evidence that a sustainable, if moderate, recovery is underway.

     A combination of Fed rate cuts and greater optimism about the economy led the yield curve to steepen over the past six months. That the Fed will eventually raise rates is nearly a certainty; how much and how fast the move occurs is subject to debate.

     Beyond macroeconomic variables, the fixed-income market has been buffeted by industry and company-specific credit concerns in recent months. Rating agency downgrades have heavily outnumbered upgrades in recent months, and some high-profile issuers have dropped out of the short-term funding arena due to investor resistance. Also, corporate accounting practices came under close scrutiny--a source of volatility in the short run, but a very healthy development for the long haul.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance was primarily a reflection of our average maturity strategy, yield-curve strategy, and sector weightings. The Fund generally maintained a modestly longer-than-neutral average effective maturity posture early in the period, when the Fed was still cutting rates. We have shortened the Fund's average effective maturity gradually in 2002 in an effort to maximize liquidity.

     In November and December, our yield-curve strategy focused on taking advantage of pricing inefficiencies that occur when a variety of technical factors typically push up short-term rates at year end.

     Over the period, we expanded the Fund's commitment to the asset-backed commercial paper sector (ABCP), which offered attractive yield and relative credit stability. More than half of outstanding commercial paper now falls into the ABCP sector, as many traditional industrial issuers have scaled back or eliminated commercial paper programs. A greater commitment to this sector allows the Fund to obtain a modest yield premium while maintaining high credit standards.

     Concern about accounting treatments, balance sheet leverage, and reliance on short-term funding have become "front-burner" issues in the fixed-income market recently. These concerns and the residual effects of the late recession have demanded an extra measure of caution in credit analysis. We believe our discipline of avoiding marginal credits and maintaining a highly diversified portfolio has served shareholders well in the current challenging environment.

Q:   What is your future outlook?

A: As the strong GDP report for the first quarter of this year makes clear, the recession of 2001 is over. In due course, the Federal Reserve will likely shift toward a less accommodative posture, raising its overnight rate targets to prevent an inflationary bubble from developing. This is good news for money fund investors, though a great deal of patience may be required before higher yields materialize.

     We thank you for investing in the Strong Investors Money Fund.

     Jay N. Mueller
     Portfolio Manager


     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-02. Effective yields reflect the compounding of income. The advisor has temporarily absorbed expenses of 0.35%. Otherwise, the current yield would have been 0.91%, and its effective yield would have been 0.92%.

/*/  Mean of 3-Month Treasury Bill Yields.

     Average Annual Total Returns

     As of 4-30-02
     ------------------------------

       1-year               2.63%

       3-year               4.87%

       Since Fund Inception 5.08%

       (1-31-98)

       Yield Summary/2/

       As of 4-30-02
     ------------------------------

        7-day current yield   1.26%

        7-day effective yield 1.27%

Average effective maturity  14 days

Strong Money Market Fund

Your Fund's Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

                         3-Month Treasury Bill Yields*
                                 As of 4-30-02


                              [CHART APPEARS HERE]

              3-Month Treasury
               Bill Yields/*/
Oct 00             6.39%
Dec 00             5.90%
Feb 01             4.86%
Apr 01             3.88%
Jun 01             3.66%
Aug 01             3.37%
Oct 01             2.01%
Dec 01             1.73%
Feb 02             1.76%
Apr 02             1.77%

Source: Bloomberg

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: During the past six months, the Strong Money Market Fund's yield generally declined, carried lower by the downtrend in short-term interest rates. The yield dropped sharply in November and December as a pair of rate cuts from the Federal Reserve ushered in a period of the lowest money market rates in 40 years. In the first few months of 2002, the "roll-off" of higher-yielding securities purchased before the Fed's most recent rate cuts resulted in a continued gradual decline in return. By April, this roll-off effect had largely run its course, and the Fund's yield stabilized.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve cut its rate targets twice for a total of 75 basis points in the final two months of 2001. Market rates fell to a lesser degree, as most of the Fed's action had been widely anticipated. The official rate cuts represented the continuation of an easier monetary policy stance adopted early in 2001 and accelerated by the terrorist attacks of September 11.

     At its March meeting, the Fed announced a shift to a neutral bias, meaning that it saw the risks of inflation and of weak growth as evenly balanced. Declining jobless claims, an upturn in the purchasing manager's index, rising industrial production, and improving retail sales were some of the indications that the recession of 2001 had ended. When first-quarter GDP growth came in at a 5.6% annualized rate, it dramatically confirmed the improvement in the economy's health. The yield curve steepened over the period as the Fed's final rate cuts reduced yields at the short end, and optimistic economic assessments boosted yields at the long end.

     Industry and company-specific credit concerns pervaded the fixed-income market, with credit downgrades greatly outnumbering upgrades. Some high-profile issuers even dropped out of the universe of money-fund eligible investments. Credit dynamics in the short-maturity realm were, however, less dramatic than those for long-term bonds. Corporate accounting practices came under close scrutiny--which heightened volatility in the short term, but was a very healthy long-term development.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: All four elements of fixed-income management--average maturity strategy, yield curve strategy, sector weightings, and individual issue selection-- helped drive the Fund's returns. The Fund generally maintained a longer-than-neutral average effective maturity, which helped to delay the impact of falling interest rates. Our yield curve strategy focused first on benefiting from pricing anomalies that often occur in the final two months of the calendar year. As 2002 commenced, bringing with it better economic news, we shifted to a "barbell" posture, balancing very short-maturity instruments with carefully selected one-year issues. This positioned the Fund to benefit from the steepening curve.

     Allocating more assets to asset-backed commercial paper (ABCP) enhanced both the Fund's credit stability and its yield. ABCP now constitutes more than half of the commercial paper marketplace; not only has its issuance increased, but many traditional industrial issuers have recently scaled back or eliminated their commercial paper programs.

     With questions about accounting, balance-sheet leverage, and reliance on short-term funding in the forefront of the fixed-income market recently, we have redoubled our vigilance and caution in our credit analysis. We've concentrated on identifying securities with strong credit fundamentals that offer attractive yields. These include floating-rate notes guaranteed by high-quality banks, and notes issued by U.S. government agencies.

Q:   What is your future outlook?

A: Based on the strong growth recorded in the first quarter of this year, it appears that the recession of 2001 is over. The Federal Reserve will be obliged to move to a less accommodative posture in due time, eventually raising its rate targets to help keep inflation at bay. This tighter monetary policy should eventually lead to better investment returns for money-market fund investors, though the improvement may be slow in coming. Our objective in this environment is to maintain a high level of credit quality in the Fund, while preparing for the eventual uptick in rates.

     Thank you for your continued investment in the Strong Money Market Fund.

     Jay N. Mueller
     Portfolio Manager


     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-02. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.24% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.17%, and its effective yield would have been 1.18%.

/*/  Mean of 3-Month Treasury Bill Yields.

     Average Annual Total Returns

     As of 4-30-02
     -----------------------------

      1-year                 2.49%

      3-year                 4.44%

      5-year                 4.74%

      10-year                4.61%

      Since Fund Inception   5.61%
      (10-22-85)

     Yield Summary/2/

     As of 4-30-02
     -----------------------------

      7-day current yield    1.41%

      7-day effective yield  1.42%

Average effective maturity 72 days

     Strong Municipal Money Market Fund

     Your Fund's Approach

     The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00.1 Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-02

                                                            Your tax-exempt
                                                           effective yield of
                                          Marginal         1.54% is equivalent
     Joint return      Single return      tax rate        to a taxable yield of:
     ---------------------------------------------------------------------------
     $ 46,701-112,850  $27,951-67,700      27.00%                 2.11%
     $112,851-171,950  $67,701-141,250     30.00%                 2.20%
     $171,951-307,050  $141,251-307,050    35.00%                 2.37%
     Over $307,051     Over $307,051       38.60%                 2.51%

     The chart reflects 2002 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $137,300 should consult their tax advisor to determine their actual 2002 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Fund continued to significantly outperform its peer group when being compared to its peer benchmark, the Lipper Tax-Exempt Money Market Funds Index. Even though short-term rates fell substantially during the period, the Fund's relative performance was strong.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve cut rates in November and December 2001, bringing the Federal Funds target rate down to 1.75%, where it remained through the end of the period. The series of 11 interest-rate cuts that began in January 2001 brought municipal money market rates down to unprecedented levels, with municipal variable-rate securities carrying yields of less than 1% at some points over the past six months. Despite these extremely low yields, investor demand for the securities was strong, and money continued to come into the short-term municipal market as investors sought safety and liquidity.

     During the six months, we experienced the upward spike in interest rates that accompanies the end of the calendar year, the temporary plunge in rates that comes in early January, and the brief additional spike that occurs after the April 15 tax deadline. These are typical and predictable occurrences in the municipal market, and they present opportunities for investors to maximize their after-tax returns on cash. During the temporary spikes, it is not unusual for municipal money-market yields to get very close to, and in some cases exceed, the nominal yields of taxable money-market securities, making municipal money investments attractive to nearly all cash investors.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our strategy for managing the Fund is to buy those municipal money-market securities that we believe offer the best relative value in the market at any given time. An important step in this process is assessing the relative attractiveness of the different categories of securities eligible for money fund investment. Based on this assessment, the Fund remains mostly invested in variable-rate demand notes. These not only provide necessary liquidity, but also respond quickly to a rising interest-rate environment.

     We continuously search for securities to invest new money, but we also look for opportunities to improve the portfolio's overall risk/return profile by replacing existing holdings. Of course, before making a change, we evaluate the transaction's potential tax consequences. This active and aggressive management allows us to take advantage of the inefficiencies in the short-term municipal market that appear from time to time.

Q:   What is your future outlook?

A: The Federal Reserve is likely to begin raising rates later this year if the economy continues to show improvement. The Fund is currently relatively short in terms of average effective maturity, and so it would quickly reflect higher yields if and when the Fed chooses to act. We do not try to predict future interest rates, but with short-term rates at 40-year lows and the economy showing signs of improvement, it seems likely to expect higher short-term yields in the future.

     We thank you for your investment in the Strong Municipal Money Market Fund.

     John C. Bonnell
     Portfolio Manager

     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-02. Effective yields reflect the compounding of income.

     Average Annual Total Returns

     As of 4-30-02
     ----------------------------

      1-year                2.14%

      3-year                3.29%

      5-year                3.38%

      10-year               3.32%

      Since Fund Inception  4.02%
      (10-23-86)

     Yield Summary/2/

     As of 4-30-02
     ----------------------------

      7-day current yield    1.52%

      7-day effective yield  1.54%

Average effective maturity 27 days

     Strong Tax-Free Money Fund

     Your Fund's Approach

     The Strong Tax-Free Money Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00./1/ The Fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal market conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

                          EQUIVALENT TAXABLE YIELDS/*/
                                  As of 4-30-02

                                                          Your tax-exempt
                                                        effective yield of
                                         Marginal      1.47% is equivalent
     Joint return      Single return     tax rate     to a taxable yield of:
     ---------------------------------------------------------------------------
     $ 46,701-112,850  $27,951- 67,700    27.0%               2.01%
     $112,851-171,950  $67,701-141,250    30.0%               2.10%
     $171,951-307,050 $141,251-307,050    35.0%               2.26%
     Over $ 307,051    Over $ 307,051     38.6%               2.39%

 /*/ The chart reflects 2002 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $137,300 should consult their tax advisor to determine their actual 2002 marginal tax rate. The Fund's income may be subject to state and local taxes.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: During a period in which short-term municipal yields fell substantially, the Fund continued to significantly outperform its peer group when being compared to its peer benchmark, the Lipper Tax-Exempt Money Market Funds Index.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve made two additional interest-rate cuts in November and December, bringing the Federal Funds target rate down to 1.75%. Municipal money-market rates reached unprecedented low levels, with municipal variable-rate securities at times posting yields below 1%. Nonetheless, investor demand for these issues was strong, as investors seeking safety and liquidity continued to put money in the short-term municipal market.

     This six-month period (from November through the end of April) is interesting in that it encompasses three short-term shifts in municipal yields that occur virtually every year: an upward spike at the end of the calendar year, a plunge downward in early January, and another spike in late April, shortly after the tax-filing deadline. These episodes are predictable, but they nonetheless present investors with the opportunity to maximize their after-tax returns on cash. During the brief spikes, municipal money-market yields often get very close to, and sometimes exceed, the nominal yields available from taxable money-market securities. During these times, municipal money funds are attractive to virtually all cash investors, not just those interested in tax savings.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: With this Fund, we seek to buy those municipal money-market securities that appear to offer the best relative value in the market at any given time. This involves assessing the relative attractiveness of the different categories of securities eligible for money fund investment.

     At this point, we still find that variable-rate demand notes meet this standard, and the Fund remains primarily invested in these securities. They bring necessary liquidity to the Fund, and they also are poised to respond quickly as interest rates rise. As we look for new issues for the Fund, we're not only looking for places to invest new inflows, but also for securities that may be candidates to replace existing holdings. If we can find a new issue that provides a better risk/return trade-off than an issue already in the portfolio, and the transaction will not involve adverse tax consequences, we will make the change. This active approach allows us to take advantage of the occasional inefficiencies that appear in the short-term municipal market.

Q:   What is your future outlook?

A: The Federal Reserve is likely to begin raising rates later this year if the economy continues to gain steam. We have positioned the Fund to be relatively short in terms of average effective maturity, a posture that would allow it to quickly reflect higher yields if and when short-term rates rise. Predicting future interest rates is not part of our management strategy. However, with short-term interest rates at 40-year lows and an improving economy, it is hard not to anticipate that short-term yields will rise.

     We appreciate your investment in the Strong Tax-Free Money Fund.

     John C. Bonnell
     Portfolio Manager

     Performance is historical and does not represent future results. Investment returns vary.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to state and local taxes.

/2/ The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-02. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.03% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.43%, and its effective yield would have been 1.44%.

     Average Annual Total Returns/2/

     As of 4-30-02
     -------------------------------

           1-year              2.07%

          Since Fund Inception 2.52%
           (12-15-00)

     Yield Summary/3/

     As of 4-30-02
     ---------------------------------

           7-day current yield   1.46%

           7-day effective yield 1.47%

     Average effective maturity 33 days

     Bond Glossary

     Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

     Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

     Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

     Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

     Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

     Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                       STRONG ULTRA SHORT-TERM INCOME FUND

                                               Shares or
                                               Principal                 Value
                                                 Amount                 (Note 2)
--------------------------------------------------------------------------------

Corporate Bonds 24.9%
AT&T Canada, Inc. Senior Yankee Notes:
 10.625%, Due 11/01/08 (Acquired 7/21/99;
 Cost $1,049,950) (i)                          $   920,000           $   142,600
 12.00%, Due 8/15/07 (Acquired 7/21/99 -
 10/01/99; Cost $99,327,216) (i)                84,875,000            14,004,375
Allfirst Preferred Capital Trust Subordinated
 Floating Rate Capital Trust Enhanced
 Securities, 3.48%, Due 7/15/29                  5,000,000             4,769,060
Allied Waste Industries, Inc. Floating Rate
 Term Loan Tranche A, 4.30%, Due 7/21/05        10,211,440            10,032,740
Allied Waste North America, Inc. Senior Notes,
 7.375%, Due 1/01/04                             7,000,000             6,965,000
Bear Stearns Companies, Inc. Floating
 Rate Notes, 2.6375%, Due 9/27/07               20,000,000            19,609,040
Boston Scientific Notes, 6.625%, Due 3/15/05     1,000,000             1,027,436
Capital One Bank Floating Rate Senior Notes,
 2.9688%, Due 6/23/03                            4,500,000             4,472,402
Cendant Corporation Notes, 7.75%,
 Due 12/01/03                                   30,523,000            31,071,498
Central Fidelity Capital Trust I Floating
 Rate Notes, Series A, 2.98%, Due 4/15/27        7,500,000             6,908,535
Chase Manhattan Corporation Floating Rate
 Subordinated Notes, 5.25%, Due 12/30/09        20,250,000            20,254,050
Citicorp Floating Rate Notes:
 Series W, 5.0875%, Due 11/27/35                10,000,000             9,200,000
 Series X, 5.00%, Due 11/27/35                  10,000,000             9,200,000
Commonwealth Bank of Australia Subordinated
 Yankee Floating Rate Notes, Series B,
 2.5363%, Due 6/01/10                            7,000,000             7,010,731
Dominion Resources, Inc. Floating Rate Notes,
 Series D, 2.65%, Due 9/16/12 (Remarketing
 Date 9/16/02)                                   4,250,000             4,253,923
ESAT Telecom Group PLC Senior Yankee Notes,
 Series B, 11.875%, Due 12/01/08                 6,210,000             7,096,595
Entergy Gulf States, Inc. First Mortgage
 Floating Rate Bonds, 3.1113%,
 Due 6/02/03 (b)                                20,000,000            20,021,020
First Maryland Capital I Variable Rate
 Subordinated Capital Income Securities,
 2.98%, Due 1/15/27                             19,500,000            17,972,097
FirstEnergy Corporation First Mortgage Notes,
 7.375%, Due 6/01/03                            28,004,000            28,862,407
Ford Motor Credit Company Floating
 Rate Notes:
 2.20%, Due 3/13/07                             20,000,000            19,442,840
 3.815%, Due 10/25/04                           40,000,000            40,060,120
GS Escrow Corporation Floating Rate
 Senior Notes, 2.86%, Due 8/01/03               45,300,000            44,838,484
General Electric Capital Corporation
 Medium-Term Notes, Series A, 5.375%,
 Due 3/15/07                                    25,000,000            25,213,000
General Motors Acceptance Corporation
 Floating Rate Medium-Term Notes, 3.75%,
 Due 10/15/03                                   15,000,000            15,004,065
General Motors Acceptance Corporation Notes,
 6.75%, Due 1/15/06                             14,000,000            14,473,942
HCA-The Healthcare Company Medium-Term
 Notes, Tranche #12, 6.63%, Due 7/15/45         14,755,000            14,808,487
HCA-The Healthcare Company Senior Notes,
 7.125%, Due 6/01/06                             5,000,000             5,184,485
HSB Capital I Floating Rate Securities,
 Series B, 2.89%, Due 7/15/27                    9,000,000             8,148,717
Huntington Capital I Variable Rate Capital
 Income Securities, 2.6213%, Due 2/01/27         2,000,000             1,594,494
International Game Technology Senior Notes,
 7.875%, Due 5/15/04                             5,335,000             5,561,737
Lilly Del Mar, Inc. Floating Rate Capital
 Securities, 3.12%, Due 8/05/29 (b)             24,500,000            24,188,213
MGM Mirage, Inc. Senior Notes, 6.95%,
 Due 2/01/05                                    23,750,000            24,258,464
Mandalay Resort Group Debentures, 6.70%,
 Due 11/15/96                                    3,000,000             2,978,562
Mandalay Resort Group Senior Subordinated
 Notes, 6.75%, Due 7/15/03                       5,749,000             5,835,235
Mashantucket Western Pequot Tribe Special
 Revenue Bonds/Interest Rate Swap, 6.91%,
 Due 9/01/12 (b)                                30,000,000            31,237,260
Meridian Funding Company Medium-Term
 Floating Rate Notes, 2.47%, Due 7/26/10 (b)    10,000,000            10,043,910
Morgan Guaranty Trust Company Floating
 Rate Notes, Series C, 4.4088%, Due 7/27/05     18,500,000            13,875,000
Morgan Stanley, Dean Witter & Company
 Notes, 5.80%, Due 4/01/07                      33,000,000            33,376,332
NTC Capital I Floating Rate Notes, 2.50%,
 Due 1/15/27                                       820,000               721,644
NTC Capital Trust II Floating Rate Capital
 Securities, 2.57%, Due 4/15/27                 12,305,000            10,967,914
NWA Trust Structured Enhanced Return
 Trusts 1998 Floating Rate Notes,
 4.91%, Due 4/15/11 (b)                          2,500,000             2,000,000
National Commerce Capital Trust Floating
 Rate Pass-Thru Securities, 3.0175%,
 Due 4/01/27                                    10,000,000             8,425,710
Qwest Capital Funding, Inc. Guaranteed Notes,
 5.875%, Due 8/03/04                            30,000,000            24,755,010
Qwest Corporation Notes:
 7.20%, Due 11/01/04                             2,000,000             1,887,240
 7.625%, Due 6/09/03                             5,078,000             4,927,173
Raytheon Company Notes, 5.70%,
 Due 11/01/03                                   15,475,000            15,786,744
Repap New Brunswick, Inc. First Priority
 Senior Secured Notes, 9.00%, Due 6/01/04       32,350,000            33,886,625
Salomon Brothers, Inc. Medium-Term
 Floating Rate Notes/Interest Rate Swap,
 4.00%, Due 9/30/03                              4,400,000             4,498,076
Spintab AB Floating Rate Subordinated
 Yankee Notes, 2.50%, Due 12/29/49 (b)          50,000,000            50,023,300
Star Capital Trust I Floating Rate Securities,
 2.765%, Due 6/15/27                             5,000,000             4,366,705
SunTrust Capital III Floating Rate Notes,
 2.65%, Due 3/15/28                              4,500,000             4,009,932
TCI Communications, Inc. Senior Notes,
 6.375%, Due 5/01/03                            10,600,000            10,804,771
Tele-Communications, Inc. Senior Notes,
 9.65%, Due 10/01/03                             5,436,000             5,584,631
Union Bank of Norway Floating Rate
 Subordinated Medium-Term Yankee Bonds:
 2.29%, Due 4/24/08                             20,000,000            19,970,000
 7.35%, Due 12/29/49 (Rate Reset Effective
 7/09/03) (b)                                   29,000,000            29,816,350
United States Tobacco Floating Rate
 Term Loan, 4.50%, Due 2/16/05                   4,937,343             4,999,060
White Mountains Insurance Group Floating
 Rate Term Loan, 4.12%, Due 3/16/05              8,500,000             8,457,500
WorldCom, Inc. Variable Rate Notes, 7.375%,
 Due 1/15/11 (Remarketing Date 1/15/03) (b)     16,000,000            12,482,112
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $916,380,404)                            821,367,353
--------------------------------------------------------------------------------

                                                                              17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30 , 2002 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                 Shares or
                                                 Principal                Value
                                                  Amount                (Note 2)
--------------------------------------------------------------------------------

Non-Agency Mortgage &
 Asset-Backed Securities 38.1%
AAMES Mortgage Trust Interest Only
 Mortgage Pass-Thru Certificates:
 Series 2001-1, Class A-IO, 6.00%,
 Due 3/25/04                                    $ 15,283,327         $ 1,136,698
 Series 2001-2, Class A-IO, 6.00%,
 Due 6/25/04                                      19,250,000           1,380,586
 Series 2001-3, Class A-IO, 6.00%,
 Due 9/25/04                                      13,393,920           1,100,813
ABN AMRO Mortgage Corporation Mortgage
 Pass-Thru Certificates, Series 1998-3,
 Class A-5, 6.75%, Due 9/25/28                     3,524,016           3,600,293
AFC Mortgage Loan Trust Variable Rate Asset-
 Backed Certificates, Series 1994-1,
 Class 2A-1, 6.9295%, Due 6/25/25                     31,712              31,691
Airplanes Pass-Thru Trust Floating Rate
 Subordinated Refinancing Certificates,
 Series 1R, Class B, 2.61%, Due 3/15/19           30,781,803          26,333,371
American Housing Trust Mortgage Pass-Thru
 Certificates, Series IX, Class G, 8.75%,
 Due 6/25/21                                       5,000,000           5,284,625
Amortizing Residential Collateral Trust
 Interest Only Mortgage Pass-Thru
 Certificates, Series 2001-BC5, Class A-IO,
 6.00%, Due 1/25/04                                32,000,000          2,670,000
Asset Backed Securities Corporation Bank One
 Variable Rate Mortgage-Backed Pass-Thru
 Certificates, Series 2000-2, Class 2A,
 6.3175%, Due 3/15/30                               2,771,989          2,832,879
Asset Securitization Corporation Commercial
 Mortgage Pass-Thru Certificates:
 Series 1995-D1, Class A1, 7.59%,
 Due 7/11/27                                        8,096,583          8,573,477
 Series 1996-MD6, Class A-1B, 6.88%,
 Due 11/13/29                                      20,722,000         21,686,808
Bank of America Commercial Mortgage, Inc.
 Interest Only Asset-Backed Certificates,
 Series 2001-PB1, Class XP, 1.5755%,
 Due 5/11/35 (b)                                   37,285,294          3,890,594
Bank of America Mortgage Securities, Inc.
 Variable Rate Mortgage Pass-Thru
 Certificates, Series 2000-A, Class A-1,
 6.9275%, Due 1/25/31                               7,935,404          8,050,461
Bayview Financial Acquisition Trust Asset-
 Backed Interest Only Certificates,
 Series 2001-D, Class A-IO, 14.00%,
 Due 5/25/04 (b)                                   38,753,500          6,158,174
Bear Stearns Commercial Mortgage
 Securities, Inc. Floating Rate Commercial
 Mortgage Pass-Thru Certificates:
 Series 1999-WYN1, Class B, 3.1288%,
 Due 7/03/09 (b)                                   17,760,000         17,740,575
 Series 2000-LCON, Class C, 2.928%,
 Due 7/03/10 (b)                                   13,440,000         13,215,300
 Series 2000-LCON, Class D, 3.7287%,
 Due 7/03/10 (b)                                    7,620,000          7,471,172
CMC Securities Corporation III Collateralized
 Mortgage Obligations, Series 1998-2,
 Class A-13, 6.75%, Due 11/25/28                   17,423,909         17,735,013
COMM Floating Rate Commercial Mortgage
 Pass-Thru Certificates:
 Series 2000-FL2A, Class C, 2.51%,
 Due 4/15/11 (b)                                   16,425,000         16,388,474
 Series 2000-FL3A, Class KHS, 3.31%,
 Due 11/15/12 (b)                                   2,727,000          2,701,434
 Series 2000-FL3A, Class LHS, 3.46%,
 Due 11/15/12 (b)                                  10,469,000         10,334,866
CORE, Ltd. Floating Rate Interest Rate Swap,
 Series 1998-1X, Class B2, 2.76%,
 Due 1/16/06 (Acquired 7/27/98;
 Cost $14,044,000) (b) (i)                         14,044,000         14,031,212
Cendant Mortgage Corporation/Bishops Gate
 Residential Mortgage Trust Mortgage
 Pass-Thru Certificates, Series 2001-1,
 Class A-2, 7.00%, Due 6/18/24 (b)                  5,329,025          5,368,993
Centex Home Mortgage LLC Variable Rate
 Certificates, Series 1999-1, 3.7575%,
 Due 9/20/04 (b)                                   12,000,000         11,998,080
Chase Mortgage Finance Corporation
 Mortgage Pass-Thru Certificates,
 Series 1990-G, Class A-Z1, 9.50%,
 Due 12/25/21                                         138,924            138,924
Chase Mortgage Finance Corporation
 Variable Rate Mortgage Pass-Thru Certificates:
 Series 1992-3, Class B7, 7.7615%,
 Due 10/28/23 (Acquired 11/18/97;
 Cost $833,257) (b) (i)                               827,054            827,054
 Series 1992-3, Class B8, 7.7615%,
 Due 10/28/23 (Acquired 11/18/97;
 Cost $416,078) (b) (i)                               412,981            412,981
 Series 1993-3, Class B6, 7.3557%,
 Due 10/30/24 (Acquired 5/20/99;
 Cost $385,137) (b) (i)                               384,176            384,176
 Series 1993-3, Class B7, 7.3557%,
 Due 10/30/24 (Acquired 5/20/99;
 Cost $1,652,351) (b) (i)                           1,648,230          1,648,230
Citibank Credit Card Issuance Trust Floating
 Rate Notes:
 Series 2000-C2, Class C2, 2.63%,
 Due 10/15/07                                      23,000,000         22,850,399
 Series 2001-C1, Class C1, 3.06%,
 Due 1/15/10                                        8,500,000          8,480,533
Citicorp Mortgage Securities, Inc. Real Estate
 Morgage Investment Conduit Pass-Thru
 Certificates, Series 1997-5, Class A-2, 6.75%,
 Due 11/25/27                                       6,399,033          6,408,007
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Variable Rate
 Pass-Thru Certificates:
 Series 1992-7, Class A-1, 6.054%,
 Due 3/25/22                                        1,544,583          1,592,175
 Series 1992-17, Class A, 6.016%,
 Due 9/25/22                                        3,848,869          3,959,110
Clydesdale CBO I, Ltd./Clydesdale CBO I,
 Inc. Senior Secured Floating Rate
 Bonds,Series 1A, Class A1,
 2.6688%, Due 3/25/11 (b)                           4,858,203          4,858,203
Collateralized Mortgage Obligation Trust
 Bonds, Series 66, Class Z,
 8.00%, Due 9/20/21                                 2,448,926          2,458,197
Commercial Mortgage Acceptance
 Corporation Commercial Mortgage
 Pass-Thru Certificates, Series 1997-ML1,
 Class A-1, 6.50%, Due 12/15/30                    16,115,480         16,561,910

--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                 Shares or
                                                 Principal              Value
                                                  Amount              (Note 2)
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corporation
  Variable Rate Commmercial Mortgage Pass-
  Thru Certificates, Series 1996-C2,
  Class C, 6.9415%, Due 9/15/23 (b)               $  2,834,428       $ 2,836,200
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  3.0075%, Due 2/21/13 (b)                          37,000,000        37,000,000
Conseco Finance Home Equity Loan Trust
  Interest Only Floating Rate Certificates,
  Series 2001-C, Class A-IO, 11.00%,
  Due 2/15/04                                       65,000,000         8,368,750
Conseco Finance Securitizations Corporation
  Senior Subordinated Pass-Thru Certificates,
  Series 2000-1, Class A-4, 7.62%,
  Due 5/01/31                                       10,000,000        10,622,437
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28                  4,384,663            46,609
CoreStates Home Equity Trust Home Equity
  Loan Certificates, Series 1993-1,
  Class B, 7.50%, Due 8/15/07                          197,062           197,511
Countrywide Home Loans, Inc. Mortgage
  Pass-Thru Trusts, Series 1998-18,
  Class II-A-1, 6.75%, Due 11/25/28                 17,696,346        18,082,391
Credit-Based Asset Servicing and Securitization
  Trust Mortgage Loan-Backed Interest Only
  Certificates, Series 2001-CB4,
  Class IA-IO, 8.00%, Due 11/25/33                  44,519,919         2,417,432
Credit Suisse First Boston Mortgage Securities
  Corporation IndyMac Manufactured
  Housing Pass-Thru Certificates, Series 1998-1,
  Class A-3, 6.37%, Due 9/25/28                      7,371,752         7,489,306
Credit Suisse First Boston Mortgage Securities
  Corporation Interest Only Certificates,
  Series 2001-CKN5, Class ACP, 1.9364%,
  Due 9/15/34 (b)                                   90,200,000         9,420,578
DLJ Commercial Mortgage Corporation
  Floating Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1998-ST2A, Class A2, 2.7288%,
  Due 11/05/08 (b)                                   2,240,024         2,239,674
  Series 1998-ST2A, Class A3, 2.9288%,
  Due 11/05/08 (b)                                   9,339,156         9,334,776
  Series 2000-STF1, Class A-3, 2.6438%,
  Due 7/05/12 (b)                                   16,000,000        15,980,000
DLJ Mortgage Acceptance Corporation
  Mortgage Pass-Thru Certificates,
  Series 1995-CF2, Class A1B, 6.85%,
  Due 12/17/27                                      16,129,754        16,431,600
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1990-2, Class A, 6.2461%,
  Due 1/25/22                                        2,103,802         2,101,099
  Series 1991-3, Class A1, 5.8647%,
  Due 2/20/21                                          435,109           440,256
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates:
  Series 2000-3, Class 3, 9.20%, Due 9/15/03        18,807,377         1,572,179
  Series 2001-1, Class IO, 7.00%, Due 5/15/04       41,850,000         3,446,086
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 2.40%, Due 11/10/30 (b)       16,000,000        15,905,000
Eastman Hill Funding 1, Ltd. Interest Only
  Notes, Series 1A, Class A2, 0.834%,
  Due 9/28/31 (b)                                  196,750,000         8,418,933
Equipment Pass-Thru Investment Certificates
  Trust Floating Rate Senior Certificates,
  Series 1996-1:
  Class A, 3.585%, Due 9/25/09
  (Acquired 6/14/96; Cost $4,400,000) (b) (i)        4,400,000         3,520,000
  Class B, 4.08%, Due 9/25/09 (Acquired
  7/01/96; Cost $4,843,438) (b) (i)                  4,843,438         3,148,234
  Class C, 9.585%, Due 9/25/09
  (Acquired 6/28/96; Cost $1,334,684) (b) (i)        1,314,960           788,976
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate
  Notes, Series D-2, 2.91%, Due 5/15/03 (b)         11,837,838        11,845,574
FDIC Real Estate Mortgage Investment
  Conduit Trust Mortgage Pass-Thru
  Certificates, Series 1996-C1, Class 1B,
  7.125%, Due 5/25/26                                8,796,507         9,222,593
First Boston Mortgage Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates,  Series 1992-4, Class A5, 0.625%,
  Due 10/25/22                                       2,287,359            30,033
Fleet Commercial Loan Master LLC Variable
  Rate Asset-Backed Notes, Series 2000-1A,
  Class B2, 2.49%, Due 11/15/07 (b)                  5,000,000         4,951,550
Franchise Finance Corporation of America
  Floating Rate Notes:
  Series 1997-1, Class D2, 2.96%,
  Due 2/18/22 (b)                                    5,726,000         4,748,953
  Series 1997-1, Class E2, 3.21%,
  Due 1/18/14 (b)                                    2,290,000         2,038,278
GE Capital Commercial Mortgage Corporation
  Variable Rate Interest Only Pass-Thru
  Certificates:
  Series 2001-1, Class X-2, 0.9536%,
  Due 5/15/33 (b)                                  140,073,600         6,708,213
  Series 2001-2, Class X-2, 1.2556%,
  Due 8/11/33                                      181,365,889        10,655,246
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1998-13, Class A-3,
  6.75%, Due 8/25/28                                16,541,908        17,011,285
GMAC Commercial Mortgage Securities, Inc.
  Floating Rate Mortgage Interest Only Pass-
  Thru Certificates, Series 2001-C2, Class X-2,
  0.9441%, Due 4/15/34 (b)                         131,400,000         5,886,720
GMACM Home Equity Loan Trust Loan-
  Backed Interest Only Term Notes, Series
  2001-HE4, Class A-IO, 8.00%, Due 4/25/04          61,129,000         8,863,705
GS Mortgage Securities Corporation II
  Variable Rate Commercial Mortgage Pass-
  Thru Certificates, Series 2000-CCT,
  Class C, 2.46%, Due 12/15/04 (b)                   5,360,000         5,274,480
GSR Mortgage Loan Trust Mortgage Loan
  Pass-Thru Certificates, Series 2002-1,
  Class A-1, 5.9773%, Due 3/25/32                   16,427,267        16,642,875
Glendale Federal Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1990-3,
  Class A-1, 3.8604%, Due 3/25/30                      597,248           606,836
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 5.7606%, Due 10/25/29                     1,044,492         1,059,075

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

        STRONG ULTRA SHORT-TERM INCOME FUND (continued)
                                                              Shares or
                                                              Principal              Value
                                                               Amount               (Note 2)
                                                               ------               --------

Green Tree Home Improvement Loan Trust
   Home Equity Loan Certificates, Series 1998-E:
   Class M-1, 6.93%, Due 7/15/28                            $ 20,000,000         $ 20,375,000
   Class M-2, 7.27%, Due 6/15/28                               6,500,000            6,752,137
Greenwich Capital Acceptance, Inc. Variable
   Rate Mortgage Pass-Thru Certificates,
   Series 1991-1, Class A, 5.7914% 2/25/21
   (Acquired 4/18/96 - 12/18/00;
   Cost $2,884,539) (b) (i)                                    2,835,651            2,821,472
Greenwich Capital Trust I Variable Rate
   Pass-Thru Certificates, Series 1991-B1,
   Class A, 5.7414%, Due 2/15/21 (b)                           7,725,208            7,903,892
Halyard CBO I, Ltd./Halyard CBO Corporation
   Senior Secured Floating Rate Notes,
   Series 1A, Class A, 2.81%, Due 3/24/10 (b)                 36,941,624           35,556,313
Home Savings of America Adjustable Rate
   Mortgage Pass-Thru Certificates, Series 14,
   Class A, 4.4171%, Due 5/25/27                                 986,434              981,734
Housing Securities, Inc. Variable Rate
   Mortgage Pass-Thru Certificates,
   Series 1992-8, Class E, 6.6446%,
   Due 6/25/24                                                 3,770,259            3,841,648
IMPAC Secured Assets Corporation Interest
   Only Mortgage Pass-Thru Certificates:
   Series 2000-4, Class A-IO, 8.00%,
   Due 5/25/03                                                20,000,000            1,540,625
   Series 2000-5, Class A-IO-1, 7.00%,
   Due 6/25/03                                                20,000,000            1,268,750
IndyMac ABS, Inc. Home Equity Loan Asset-
   Backed Interest Only Certificates:
   Series 2000-C, Class AF-IO, 7.00%,
   Due 11/25/03                                               23,450,000            1,660,237
   Series 2001-A, Class AF-6, 7.00%,
   Due 2/25/04                                                71,700,000            4,456,043
JP Morgan Chase Commercial Mortgage
   Securities Corporation Interest Only
   Mortgage Pass-Thru Certificates,
   Series 2001-CIB2, Class X2, 0.9964%,
   Due 4/15/35 (b)                                           248,861,000           12,902,671
Juniper CBO, Ltd./Juniper CBO Corporation
   Floating Rate Notes, Series 2000-1,
   Class A-1L, 2.64%, Due 4/15/10 (b)                          4,349,885            4,335,617
Long Beach Mortgage Loan Trust Variable Rate
   Interest Only Asset-Backed Certificates:
   Series 2000-1, Class S, 2.50%, Due 3/21/04                 72,546,600            2,459,783
   Series 2001-2, Class S-2, 4.50%, Due 1/25/04               46,876,000            2,230,272
   Series 2001-3, Class S-2, 4.50%, Due 9/25/04               31,766,000            1,776,911
Malan Mortgage Securities Trust Floating Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1995-1, Class A2A, 2.66%,
   Due 8/15/05 (Acquired 2/21/97;
   Cost $4,010,000) (b) (i)                                    4,000,000            3,995,364
Mall of America Capital Company LLC
   Floating Rate Mortgage Pass-Thru
   Certificates, Series 2001-1, Class C,
   2.70%, Due 3/12/10 (b)                                      6,000,000            5,938,594
Merrill Lynch Credit Corporation Floating
   Rate Mortgage Loan Asset-Backed Pass-
   Thru Certificates, Series 1996-C,
   Class B, 3.11%, Due 9/15/21 (b)                             3,233,443            2,813,095
Merrill Lynch Credit Corporation Senior
   Subordinated Variable Rate Mortgage Pass-
   Thru Certificates, Series 1995-A,
   Class A-5, 5.7147%, Due 6/15/20                             5,383,953            5,435,065

                                                              Shares or
                                                              Principal              Value
                                                               Amount               (Note 2)
                                                               ------               --------

Merrill Lynch Credit Corporation Subordinated
   Variable Rate Mortgage-Backed Certificates,
   Series 1995-S1, Class A-1, 2.9375%,
   Due 2/17/24 (b)                                            $ 4,815,500          $ 4,716,205
Merrill Lynch Mortgage Investors, Inc. Mortgage
   Pass-Thru Certificates, Series 1997-C1,
   Class A1, 6.95%, Due 6/18/29                                7,936,916            8,210,113
Merrill Lynch Mortgage Investors, Inc. Senior
   Subordinated Variable Rate Pass-Thru
   Certificates, Series 1994-A, Class M, 2.86%,
   Due 2/15/19                                                11,000,000           11,185,515
Merrill Lynch Mortgage Investors, Inc. Variable
   Rate Commercial Mortgage Pass-Thru
   Certificates:
   Series 1994-C1 Class E, 9.4026%,
   Due 11/25/20 (b)                                            3,973,848            4,008,892
   Series 1994-C1, Class F, 9.4026%,
   Due 11/25/20 (b)                                            6,236,000            6,241,846
   Series 1998-H1, Class C, 2.3788%,
   Due 4/01/11 (b)                                             2,000,000            1,932,500
   Series 1998-H1A, Class A, 2.1288%,
   Due 4/01/11 (b)                                             1,391,824            1,378,558
Morgan Stanley Capital I, Inc. Commercial
   Mortgage Pass-Thru Certificates,
   Series 1998-CF1, Class 1, 6.33%,
   Due 7/15/32                                                20,410,312           21,181,813
Morgan Stanley Mortgage Trust Variable Rate
   Interest Only Collateralized Mortgage
   Obligation, Series 35, Class 35-2, 12667.25%,
   Due 4/20/21                                                     8,331              149,960
Nomura Depositor Trust Floating Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1998-ST1, Class A4, 2.76%,
   Due 2/15/34 (b)                                            32,000,000           31,940,000
Norwest Asset Securities Corporation Mortgage
   Pass-Thru Certificates, Series 1998-25,
   Class A7, 6.45%, Due 12/25/28                               6,042,026            6,123,442
OUC Commercial Mortgage Securities, Inc.
   Subordinated Adjustable Rate Mortgage
   Securities, Series 1998-1, Class C, 6.1974%,
   Due 1/27/28 (b)                                             3,482,081            3,480,993
Onyx Acceptance Owner Trust Interest Only
   Auto Loan-Backed Notes, Series 1999-C,
   Class I, 2.25%, Due 3/15/06                                 1,838,889                6,896
Option One Mortgage Loan Trust Interest
   Only Variable Rate Asset-Backed Certificates,
   Series 2000-1, Class S, 1.50%, Due 4/25/30                 17,170,000               40,242
Option One Mortgage Securities Corporation
   Net Interest Margin Trust Notes,
   Series 1999-2, 9.66%, Due 6/26/29 (b)                       3,423,173            3,354,709
PNC Mortgage Securities Corporation
   Mortgage Pass-Thru Certificates:
   Series 1998-9, Class I-A-1, 6.75%,
   Due 10/25/28                                               11,783,457           12,048,644
   Series 1999-9, Class III-A-1, 7.22%,
   Due 10/25/29                                                1,890,253            1,925,572
Perpetual Savings Bank Variable Rate
   Mortgage Pass-Thru Certificates,
   Series 1991-1, Class B1, 6.2635%,
   Due 6/25/19 (Acquired 9/17/96;
   Cost $293,966) (b) (i)                                        290,920              292,011


     STRONG ULTRA SHORT-TERM INCOME FUND (continued)
                                                              Shares or
                                                              Principal              Value
                                                               Amount              (Note 2)
                                                               ------              --------

Principal Residential Mortgage Capital
   Resources Floating Rate Notes:
   Series 2000-1, Class B, 3.5075%,
   Due 6/20/05 (b)                                           $ 7,500,000          $ 7,471,875
   Series 2001-1A, Class B, 3.4275%,
   Due 3/20/06 (b)                                             5,000,000            4,943,750
   Series 2001-2A, Class B, 3.60%,
   Due 6/20/06 (b)                                            10,000,000            9,937,500
Provident CBO I, Ltd./Provident CBO I, Inc.
   Senior Secured Floating Rate Bonds,
   Series 1A, Class A1, 2.7213%,
   Due 12/09/10 (b)                                            6,373,848            6,373,848
Prudential Home Mortgage Securities
   Company Mortgage Pass-Thru Certificates,
   Series 1993-63, Class A-14, 6.75%,
   Due 1/25/24                                                 1,064,879            1,072,754
Prudential Home Mortgage Securities
   Company Variable Rate Mortgage
   Pass-Thru Certificates:
   Series 1988-1, Class A, 6.7113%,
   Due 4/25/18                                                   193,935              193,534
   Series 1995-A, Class 2B, 8.6475%,
   Due 3/28/25 (b)                                             2,528,006            2,701,417
Repeat Offering Securitisation Entity Funding
   Number 2, Ltd. Floating Rate Asset-Backed
   Certificates, Series 2A:
   Class A5A, 2.5288%, Due 10/28/04 (b)                       10,000,000            9,885,000
   Class A6, 3.8788%, Due 10/28/04 (b)                        15,000,000           14,625,000
Resecuritization Mortgage Trust Variable
   Rate Certificates, Series 1998-B,
   Class A, 2.10%, Due 4/26/21 (b)                               954,956              945,406
Residential Accredit Loans, Inc. Mortgage
   Pass-Thru Certificates, Series 1999-QS5,
   Class NB-1, 6.75%, Due 4/25/29                             10,400,304           10,645,076
Residential Asset Mortgage Products, Inc.
   Mortgage Interest Only Pass-Thru Certificates:
   Series 2001-RS1, Class A-I-IO, 7.00%,
   Due 9/25/03                                                21,375,000            2,586,375
   Series 2001-RS2, Class A-I-IO, 4.25%,
   Due 12/25/03                                               23,000,000            1,096,094
   Series 2001-RS3, Class A-I-IO, 6.00%,
   Due 4/25/04                                                47,100,000            4,984,137
   Series 2001-RZ3, Class A-IO, 8.00%,
   Due 2/25/04                                                17,500,000            1,760,938
Residential Asset Securities Corporation
   Interest Only Mortgage Pass-Thru
   Certificates, Series 2001-KS3, Class A-IO,
   5.00%, Due 3/25/04                                        119,750,000            6,810,781
Residential Asset Securitization Trust Interest
   Only Mortgage Pass-Thru Certificates,
   Series 2001-A1, Class 1-A-IO, 6.50%,
   Due 2/25/04                                                57,000,000            5,076,563
Residential Funding Mortgage Securities I, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1993-MZ1, Class A-2, 7.47%,
   Due 3/02/23                                                 1,541,350            1,540,173
   Series 1998-S25, Class A-2, 6.25%,
   Due 10/25/13                                               30,880,115           31,467,609
Residential Funding Mortgage Securities I, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1998-S15, Class A-3, 6.75%,
   Due 7/25/28                                                 6,198,300            6,288,392

                                                              Shares or
                                                              Principal              Value
                                                               Amount               (Note 2)
                                                               ------               --------

   Series 1998-S17, Class A-2, 6.75%,
   Due 8/25/28                                              $ 14,906,215          $15,155,074
   Series 1998-S17, Class A-7, 6.75%,
   Due 8/25/28                                                 8,041,264            8,180,659
Residential Funding Mortgage Securities II,
   Inc. Interest Only Home Equity Loan-
   Backed Notes:
   Series 2001-HI4, Class A-IO, 10.00%,
   Due 3/25/04                                                21,250,000            3,685,547
   Series 2001-HS2, Class A-IO, 7.25%,
   Due 12/25/03                                               16,250,000            2,063,750
   Series 2001-HS3, Class A-IO, 7.25%,
   Due 5/25/04                                                48,351,098            2,272,502
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Variable
   Rate Certificates:
   Series 1991-11, Class 4-A, 8.1317%,
   Due 10/25/21                                                   85,664               85,534
   Series 1995-1, Class B-5, 5.8031%,
   Due 10/25/28                                                3,639,752            3,673,186
   Series 1995-1, Class M-11, 2.65%,
   Due 10/25/28                                                  760,190              762,923
Ryland Mortgage Securities Corporation
   IV Variable Rate Collateralized
   Mortgage Bonds, Series 2, Class 3-A,
   12.0231%, Due 6/25/23                                         192,833              192,558
Salomon Brothers Commercial Mortgage
   Trust Interest Only Pass-Thru Certificates,
   Series 2001-C1, Class X-2, 1.2466%,
   Due 12/18/35                                              278,469,000           16,708,140
Saxon Asset Securities Trust Interest Only
   Mortgage Loan Asset-Backed Certificates,
   Series 2001-1, Class A-IO, 6.00%,
   Due 10/25/03                                              102,330,000            6,351,655
Sears Mortgage Securities Corporation
   Variable Rate Pass-Thru Certificates:
   Series 1991-1, Class A-1, 4.73%,
   Due 7/25/21                                                 1,855,442            1,855,558
   Series 1992-21, Class A-2, 6.68%,
   Due 12/26/22                                                  242,940              242,570
Sequoia Mortgage Trust Floating Rate
   Collateralized Mortgage Bonds, Series 2,
   Class A-1, 4.1717%, Due 10/25/24                           16,705,172           16,746,935
Soundview Home Equity Loan Trust Interest
   Only Asset-Backed Certificates, Series 2001-1,
   Class IO, 7.00%, Due 4/15/04                               37,209,184            3,023,246
South Street CBO 2000-1, Ltd./South
   Street CBO 2000-1 Corporation Floating
   Rate Notes, Series 2000-1, Class A2L,
   2.5788%, Due 5/30/12 (b)                                   26,000,000           25,236,250
Structured Asset Mortgage Investments, Inc.
   Variable Rate Mortgage Pass-Thru
   Certificates, Series 2001-4:
   Class A-1, 9.219%, Due 10/25/24                            50,545,924           54,794,941
   Class A-2, 9.648%, Due 10/25/24                            10,608,318           11,531,573
Structured Asset Securities Corporation
   Floating Rate Mortgage Pass-Thru Certificates:
   Series 1998-RF1, Class A, 8.6536%,
   Due 4/15/27 (b)                                            19,450,151           20,910,371
   Series 1998-RF2, Class A, 8.5217%,
   Due 7/15/27 (b)                                            28,113,589           30,220,281
   Series 1998-2, Class A, 2.11%,
   Due 2/25/28                                                 6,117,298            6,121,923


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                                   Shares or
                                                                   Principal           Value
                                                                    Amount            (Note 2)
                                                                   ---------          --------
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3, 2.53%, Due 8/25/26                   $   565,972    $      570,410
  Series 1995-C4, Class A-2, 2.40%, Due 6/25/26                       781,805           782,197
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 6.8035%, Due 1/30/06 (Acquired
  5/12/98; Cost $1,811,345) (b) (i)                                 1,831,789         1,723,026
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A1L,  2.5188%,
  Due 12/25/35 (b)                                                 37,600,000        37,310,527
USAA Auto Loan Guarantor Trust Pass-Thru
  Certificates, Series 1999-1, Class A, 6.10%,
  Due 2/15/06                                                       1,053,758         1,076,081
United Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1993-1, Class AM, 5.3938%,
  Due 9/25/33                                                      13,720,686        14,143,215
University Support Services, Inc. Variable
  Rate Notes, Series 1993-A, Class A3, 2.90%,
  Due 8/20/08                                                       5,645,057         5,660,440
Washington Mutual Mortgage Securities
  Corporation Mortgage Pass-Thru Certificates,
  Series 2001-3, Class 2A1, 6.75%, Due 5/25/31                     21,002,944        21,523,292
-----------------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $1,258,449,767)                                  $1,255,922,651
-----------------------------------------------------------------------------------------------
United States Government &
  Agency Issues 25.4%
FHLMC Guaranteed Mortgage
  Participation Certificates:
  8.00%, Due 5/15/22                                               17,284,196        18,466,909
  9.50%, Due 5/15/21                                                3,363,903         3,609,817
  10.00%, Due 8/15/21                                               5,111,247         5,550,659
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                               12,940,464        12,984,287
  7.50%, Due 12/01/11                                              67,527,344        72,040,081
  8.00%, Due 1/01/12 thru 1/01/13                                  15,848,103        16,876,407
  8.50%, Due 7/01/21                                                6,403,143         6,972,556
  9.00%, Due 11/01/16 thru 9/15/20                                 23,511,429        25,746,480
  9.50%, Due 12/01/16 thru 12/25/22                                25,239,345        27,836,333
  10.00%, Due 11/01/20 thru 11/17/21                                8,349,795         9,368,874
  10.50%, Due 5/01/20 thru 7/01/20                                  9,012,810        10,090,028
  11.00%, Due 11/01/15                                                522,996           587,418
FHLMC Variable Rate Participation Certificates:
  4.06%, Due 9/15/25                                                  427,969           429,596
  6.001%, Due 6/01/31                                               4,297,719         4,415,235
  6.096%, Due 7/01/29                                              29,932,750        30,742,329
  6.189%, Due 10/01/31                                              1,545,793         1,585,977
  6.191%, Due 9/01/31                                               8,960,056         9,193,599
  6.206%, Due 10/01/31                                              7,213,064         7,491,443
  6.211%, Due 1/01/29                                               8,592,459         8,843,240
FNMA Guaranteed Mortgage Pass-Thru Certificates:
  7.50%, Due 12/15/09                                               5,293,104         5,597,457
  8.00%, Due 3/01/13                                               11,180,642        11,956,299
  8.50%, Due 11/01/12 thru 7/01/17                                 13,912,595        15,019,242
  9.00%, Due 10/01/04 thru 6/01/24                                 56,303,823        61,625,674
  9.50%, Due 12/01/09 thru 3/01/21                                  7,639,102         8,330,970
  10.00%, Due 12/01/09 thru 3/20/18                                 5,457,332         6,024,281
  10.25%, Due 9/01/21                                               2,461,708         2,776,012
  10.50%, Due 10/01/14 thru 4/01/22                                15,295,012        17,009,600
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Trust Interest Only
  Pass-Thru Certificates, 6.00%, Due 6/25/04                      155,025,000        13,419,352
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 12/25/16 thru 10/25/21                                19,110,114        20,644,397
  8.25%, Due 5/25/22                                                3,403,660         3,668,119
  8.75%, Due 9/25/20                                                1,237,447         1,359,081
  9.00%, Due 3/25/20 thru 10/25/20                                 12,682,904        13,956,824
  9.20%, Due 3/25/18                                                3,769,583         4,134,288
  9.25%, Due 3/25/18                                                2,499,890         2,785,459
  9.30%, Due 8/25/19                                                1,237,966         1,380,192
  9.45%, Due 4/25/18                                                1,277,359         1,422,342
  9.50%, Due 6/25/19 thru 12/25/41                                157,818,669       172,801,074
  9.75%, Due 3/25/20                                                2,258,954         2,521,928
FNMA Variable Rate Guaranteed Mortgage
  Pass-Thru Certificates:
  5.982%, Due 9/01/31                                              10,887,991        11,201,619
  6.018%, Due 8/01/31                                               6,990,554         7,231,475
  6.206%, Due 5/01/27                                               5,039,067         5,268,251
  6.32%, Due 10/01/31                                              20,929,914        21,632,709
  6.728%, Due 7/01/31                                               2,034,731         2,131,517
  6.7814%, Due 3/25/41                                             14,835,800        15,331,872
  6.792%, Due 2/01/30                                               3,311,005         3,463,549
  6.901%, Due 12/01/40                                             56,788,646        59,685,577
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 2/15/13                                               13,738,621        14,629,876
  8.00%, Due 1/15/13                                               13,276,248        14,290,637
  9.00%,  Due 11/15/17 thru 12/15/17                               24,803,074        27,328,333
  9.50%, Due 11/15/17 thru 12/15/17                                 9,823,060        10,898,746
  10.00%, Due 10/20/17                                              2,589,856         2,909,687
------------------------------------------------------------------------------------------------
Total United States Government
  Agency Issues (Cost $816,273,184)                                                 835,267,707
------------------------------------------------------------------------------------------------
Preferred Stocks 0.1%
Parmalat Capital Finance 4.15% Series B                               200,000         3,000,000
------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $5,030,822)                                              3,000,000
------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 0.8%
Brazos River Authority PCR Refunding -
  TXU Electric Company Project, 4.25%,
  Due 5/01/33 (Mandatory Put at $100
  on 11/01/03)                                                    $25,000,000        25,125,000
------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $25,000,000)                                     25,125,000
------------------------------------------------------------------------------------------------
Short-Term Investments (a) 8.6%
Corporate Bonds 5.6%
CMS Energy Corporation Notes, 8.125%,
  Due 5/15/02                                                      15,000,000        15,018,945
DaimlerChrysler North America Holding
  Corporation Guaranteed Floating Rate
  Notes, 2.18%, Due 8/23/02                                        13,420,000        13,411,666
HCA-The Healthcare Company Senior
  Floating Rate Notes, 3.51%, Due 9/19/02                          15,000,000        15,010,020

Hilton Hotels Corporation Notes, 7.70%,
  Due 7/15/02                                                       7,000,000         7,034,321
NRG Energy Notes,  3.39%, Due 5/11/02                              20,000,000        20,301,420
Raytheon Company Notes, 7.90%, Due 3/01/03                         16,050,000        16,527,712

STRONG ULTRA SHORT-TERM INCOME FUND (continued)
---------------------------------------------------------------------------------------------
                                                                  Shares or
                                                                  Principal         Value
                                                                   Amount          (Note 2)
---------------------------------------------------------------------------------------------
Swedbank Floating Rate Debt Unit (Medium-
  Term Structured Enhanced Return Trusts 1996):
  Series R-34, 2.8863%, Due 11/10/02 (b)                        $ 25,000,000   $   24,937,500
  Series R-35, 2.75%, Due 11/10/02 (b)                            20,000,000       19,950,000
USA Waste Services, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                                    32,910,000       33,384,957
UtiliCorp United, Inc. Floating Rate Senior
  Notes, 2.775%, Due 5/15/02 (b)                                  15,000,000       14,992,020
Williams Companies, Inc. Floating Rate
  Bank Loan, 2.81%, Due 4/07/03                                    5,000,000        4,875,000
                                                                               --------------
                                                                                  185,443,561
Non-Agency Mortgage &
  Asset-Backed Securities 0.2%
Chase Funding Trust Mortgage Loan Interest
  Only Asset-Backed Certificates,
  Series 2001-3:
  Class IA-IO, 6.00%, Due 9/25/02                                 40,000,000          778,125
  Class IIA-IO, 6.00%, Due 9/25/02                               145,000,000        2,820,704
Delta Funding Home Equity Loan Trust Interest
  Only Asset-Backed Certificates:
  Series 1999-2, Class F, 6.00%, Due 6/15/02                       8,665,500          108,319
  Series 2000-1, Class F, 6.40%, Due 3/15/03                      24,000,000          956,250
Saxon Asset Securities Trust Interest Only
  Mortgage Loan Asset-Backed Certificates,
  Series 2000-3, Class A-IO-II, 7.40%,
  Due 4/25/03                                                      5,697,674        1,025,254
                                                                               --------------
                                                                                    5,688,652

Repurchase Agreements 1.7%
ABN AMRO Inc. (Dated 4/30/02),1.88%,
  Due 5/01/02 (Repurchase proceeds
  $53,402,789); United States Collateralized by:
  Government & Agency Issues (h)                                  53,400,000       53,400,000
State Street Bank (Dated 4/30/02), 1.50%,
  Due 5/01/02 (Repurchase proceeds
  $2,730,914); Collateralized by: United States
  Government & Agency Issues (h)                                   2,730,800        2,730,800
                                                                               --------------
                                                                                   56,130,800

Taxable Municipal Bonds 1.0%
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals Project,
  6.35%, Due 7/01/26 (Putable at $100
  and Rate Reset Effective 5/22/02)                               34,000,000       34,000,000


United States Government & Agency Issues 0.1%
FHLMC Interest Only Participation Certificates,
  2.50%, Due 4/25/03                                              60,000,000          834,375
United States Treasury Bills, Due 6/20/02
  thru 7/25/02 (c)                                                 1,050,000        1,046,782
                                                                               --------------
                                                                                    1,881,157
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $283,476,234)                                  283,144,170
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,304,610,411) 97.9%                     3,223,826,881
Other Assets and Liabilities, Net 2.1%                                             68,606,694
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $3,292,433,575
=============================================================================================

---------------------------------------------------------------------------------------------
FUTURES
---------------------------------------------------------------------------------------------
                                                      Underlying
                                       Expiration    Face Amount     Unrealized
                                          Date         at Value     Depreciation
---------------------------------------------------------------------------------------------
Sold:
561 Five-Year U.S. Treasury Notes         6/02       $59,492,297     $1,281,456
 44 Ten-Year U.S. Treasury Notes          6/02         4,644,750         20,125
253 Two-Year U.S. Treasury Notes          6/02        52,904,672         70,607


SWAPS
---------------------------------------------------------------------------------------------
Open Swap contracts at April 30, 2002 consisted of the following:
---------------------------------------------------------------------------------------------
                        National           Interest        Interest         Unrealized
Issuer                   Amount              Sold          Bought          Depreciation
---------------------------------------------------------------------------------------------
CORE Limited          $14,044,000      3 Month Euro       3 Month USD       $      --
  (Expires 1/16/06)                         LIBOR           LIBOR
                                           + 80 bp          + 78 bp
Mashantucket
  Western              30,000,000           6.91%         3 Month USD        2,235,844
  Pequot Tribe                                              LIBOR
  Expires 9/01/12)                                          + 28 bp
Salomon Brothers, Inc.  4,400,000     10 Year Constant    3 Month USD           55,468
  (Expires 9/30/03)                       Maturity          LIBOR
                                          Treasury          + 30 bp
                                          - 140 bp

Morgan Stanley         28,004,000          2.43%          3 Month USD           96,982
  Inc. Capital Services,                                      LIBOR
  (Expires 6/01/03)

                  STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
---------------------------------------------------------------------------------------------
Municipal Bonds 27.9%
Alabama 0.2%
Athens-Limestone Health Care Authority,
  Alabama Hospital TRAN,
  4.25%, Due 5/01/03(j)                              $2,480,000      $2,498,823

Arizona 0.2%
Pinal County, Arizona COP,
  6.25%, Due 6/01/04(j)                                 940,000         952,568
Scottsdale, Arizona Municipal Property
  Corporation Excise Tax Revenue Refunding,
  5.50%, Due 7/01/04(f)                               1,430,000       1,510,437
                                                                     ----------
                                                                      2,463,005
Arkansas 0.2%
Little Rock, Arkansas Collateralized IDR -
  Lexicon Inc., Project, 6.48%, Due 7/01/06           2,435,000       2,486,744

Colorado 0.0%
Arapahoe County, Colorado SFMR -
  IDK Partners I Trust Pass-Thru Certificates,
  5.25%,Due 11/01/19                                    757,585         761,918

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
------------------------------------------------------------------------------
Connecticut 0.1%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                $ 1,705,000   $ 1,647,456

Connecticut HFA Housing Mortgage Finance
  Program, 7.30%, Due 11/15/03                            135,000       135,004
                                                                    -----------
                                                                      1,782,460

District of Columbia 0.2%
District of Columbia GO, 6.125%,
  Due 6/01/03(j)                                        2,810,000     2,875,164
Florida 0.4%
Capital Projects Finance Authority Solid Waste
  Disposal Revenue Capital Projects Loan
  Program - Peerless Dade, Inc. Project, 7.50%,
  Due 11/01/18 (Defaulted Effective 2/20/01)            5,000,000     1,750,000
Orlando, Florida Greater Orlando Aviation
  Authority Airport Facilities Revenue,
  6.25%, Due 10/01/06 (j)                               4,600,000     4,761,598
                                                                    -----------
                                                                      6,511,598

Georgia 0.2%
Metropolitan Atlanta Rapid Transit Authority
  Sales Tax Revenue Refunding,
  5.00%, Due 7/01/03                                    3,800,000     3,918,750

Idaho 0.1%
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.15%, Due 10/01/03                                     825,000       844,594

Illinois 0.7%
Eureka, Illinois Educational Facilities Revenue -
  Eureka College Project, 5.95%, Due 1/01/19
  (Putable at $100 on 1/01/04)                          3,330,000     3,332,431
Illinois Health Facilities Authority Revenue
  Refunding, 6.25%, Due 2/15/04                         1,000,000     1,053,750
Kane, McHenry, Cook and DeKalb Counties,
  Illinois Community Unit School District
  Number 300 GO Lease Secured COP -
  School Building Project, 6.90%, Due 12/01/04          1,560,000     1,616,503
Lake County, Illinois Round Lake Community
  Unit School District Number 116 Tax
  Anticipation Warrants, 4.20%, Due 11/15/03            5,190,000     5,261,362
                                                                    -----------
                                                                     11,264,046

Indiana 0.3%
East Chicago, Indiana School City COP,
  5.10%, Due 7/15/03                                    1,205,000     1,235,125
Huntington, Indiana EDR Refunding -
  Quanex Corporation Project,
  6.50%, Due 8/01/10                                    1,665,000     1,698,300
North Lawrence, Indiana Community
  School Improvement Corporation First
  Mortgage Revenue, 5.20%, Due 7/01/03 (j)              1,000,000     1,032,500
                                                                    -----------
                                                                      3,965,925

Iowa 0.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project,
  5.30%, Due 7/01/05                                      540,000       521,775

Kansas 0.4%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option
  Agreement, 4.47%, Due 5/01/03                       $ 1,368,816   $ 1,365,257
La Cygne, Kansas Environmental Improvement
  Revenue Refunding - Kansas City Power and
  Light Company Project, 3.90%, Due 3/01/18
  (Mandatory Put at $100 on 9/01/04)                    5,040,000     5,096,700
                                                                    -----------
                                                                      6,461,957

Kentucky 2.2%
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare,Inc. Project,
  5.10%, Due 10/01/03                                   2,165,000     2,113,581
Logan and Todd Counties, Kentucky Regional
  Water Commission BAN Revenue:
  3.375%, Due 8/01/03                                  18,515,000    18,559,251
  5.50%, Due 8/01/03                                   13,800,000    13,903,914
                                                                    -----------
                                                                     34,576,746

Louisiana 4.3%
Lake Charles, Louisiana Harbor and Terminal
  District Port Facilities Revenue Refunding -
  Trunkline LNG Company Project,
  7.75%, Due 8/15/22                                   36,715,000    38,289,706
Louisiana Offshore Terminal Authority Deep
  Water Port Revenue Refunding,
  6.20%, Due 9/01/03                                    1,080,000     1,119,150
Louisiana Public Facilities Authority Hospital
  Revenue Refunding - Pendleton Memorial
  Methodist Hospital Project,
  6.75%, Due 6/01/10                                      795,000       800,963
Regional Transit Authority Lease Purchase
  Agreements, 5.50%, Due 5/01/08:
  Lease M98147                                         24,588,102    24,956,924
  Lease M98159                                          2,312,852     2,344,654
                                                                    -----------
                                                                     67,511,397

Maryland 0.0%
Maryland Master Lease, 3.635%, Due 1/01/04                517,010       517,010

Massachusetts 1.2%
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research:
  4.595%, Due 10/15/03                                 10,671,853    10,711,872
  4.698%, Due 5/07/03                                     864,764       868,007
Massachusetts Health and EFA Revenue -
  Baritas Christi Obligation Project:
  4.00%, Due 7/01/03                                      750,000       759,375
  5.00%, Due 7/01/04                                    1,000,000     1,025,000
Massachusetts Health and EFA Revenue -
  Milton Hospital Project, 4.50%, Due 7/01/03           1,015,000     1,031,494
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding -
  Massachusetts Refusetech, Inc. Project,
  6.30%, Due 7/01/05                                    4,680,000     4,914,000
                                                                    ----------
                                                                     19,309,748

Michigan 1.2%
Detroit, Michigan Convention Facility
  Revenue Refunding - Cobo Hall Expansion
  Project, 5.75%, Due 9/30/03                           8,240,000     8,569,600
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue,  5.23%, Due 2/15/06               10,002,638    10,202,691
                                                                    -----------
                                                                     18,772,291

--------------------------------------------------------------------------------
            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Minnesota 0.4%
Minnesota Master Lease,
   4.305%, Due 12/01/03                                $ 3,917,154   $ 3,931,843
Plymouth, Minnesota Revenue Refunding -
   Carlson Center Project, 7.00%,
   Due 4/01/12 (j)                                       2,940,000     2,949,114
                                                                     -----------
                                                                       6,880,957

Mississippi 0.4%
Biloxi, Mississippi Housing Authority MFHR -
   Bayview Place Estates Project,
   4.50%, Due 9/01/05                                    2,000,000     2,022,500
Jones County, Mississippi Hospital Revenue
   Refunding - South Central Regional Medical
   Center Project, 5.00%, Due 12/01/03                   1,775,000     1,808,281
Mississippi Higher Education Assistance
   Corporation Student Loan Revenue,
   5.60%, Due 9/01/04                                    2,750,000     2,824,443
                                                                     -----------
                                                                       6,655,224

Missouri 0.2%
Missouri COP - Acute Care Psychiatric
   Hospital Project, 5.20%, Due 10/15/04                 1,000,000     1,029,100
Missouri Higher Education Loan Authority
   Student Loan Revenue, 6.50%, Due 2/15/06 (j)          1,425,000     1,461,437
                                                                     -----------
                                                                       2,490,537

Nebraska 1.1%
American Public Energy Agency Gas Supply
   Revenue - Nebraska Public Gas Agency
   Project, 3.80%, Due 9/01/03 (j)                      10,350,000    10,557,000
Energy America Nebraska Natural Gas
   Revenue - Nebraska Public Gas Agency
   Project, 5.10%, Due 10/15/05                          3,777,587     3,895,637
Omaha Tribe of Nebraska Public
   Improvements Authority GO,
   7.50%, Due 6/01/09                                    2,210,000     2,259,725
                                                                     -----------
                                                                      16,712,362

Nevada 1.7%
Clark County, Nevada IDR Refunding -
   Nevada Power Company Project,
   7.20%, Due 10/01/22 (j)                              13,720,000    14,266,605
Humboldt County, Nevada PCR -
   Idaho Power Company Project,
   8.30%, Due 12/01/14                                  11,650,000    12,858,687
                                                                     -----------
                                                                      27,125,292

New Jersey 0.8%
New Jersey Housing and Mortgage Finance
   Agency MFHR, 2.35%, Due 11/01/03 (j)                  2,210,000     2,212,762
New Jersey Lease Revenue Master Lease
   Purchase, 5.137%, Due 6/01/04                        10,518,972    10,860,838
                                                                     -----------
                                                                      13,073,600

New Mexico 1.3%
Pueblo of Sandia, New Mexico Improvement
   Facilities Revenue, 6.50%, Due 8/01/06               19,265,000    19,674,381

New York 0.5%
Nassau County, New York Industrial
   Development Agency Civic Facility
   Revenue - North Shore Health System
   Project, 4.30%, Due 11/01/03                            630,000       630,000
Port Authority of New York and New Jersey
   Consolidated Seventy Eighth Series
   Revenue, 6.50%, Due 10/15/08                          5,000,000     5,069,000
Rockland County, New York Solid Waste
   Management Authority BAN,
   3.50%, Due 9/01/03                                    2,500,000     2,528,125
                                                                     -----------
                                                                       8,227,125

North Carolina 0.2%
North Carolina Eastern Municipal Power
   Agency Power Systems Revenue Refunding,
   6.50%, Due 1/01/12                                  $ 2,500,000   $ 2,558,500

Ohio 1.2%
Beavercreek, Ohio City School District TAN,
   3.25%, Due 12/01/03                                   2,015,000     2,027,594
Lorain County, Ohio Hospital Revenue
   Refunding - Catholic Healthcare Project,
   5.00%, Due 10/01/04                                   3,000,000     3,131,250
Ohio Air Quality Development Authority
   Collateralized PCR Refunding - The
   Cleveland Electric Illuminating Company
   Project, 8.00%, Due 12/01/13 (j)                      1,870,000     1,934,197
Ohio Department of Transportation COP -
   Rickenbacker Port Project,
   6.125%, Due 4/15/15 (j)                                 260,000       263,458
Rickenbacker, Ohio Port Authority Capital
   Funding Revenue, 3.90%, Due 5/01/04 (j)               8,300,000     8,424,500
Youngstown, Ohio City School District
   Energy Conservation Measures,
   6.80%, Due 3/15/05                                    2,080,000     2,217,800
                                                                     -----------
                                                                      17,998,799

Oregon 0.3%
Medford, Oregon Municipal Lease-Purchase
   Agreement, 5.00%, Due 5/01/03                           475,101       476,289
Portland, Oregon Housing Authority MFHR
   Refunding - University Park Apartments
   Project, 5.05%, Due 10/01/11
   (Mandatory Put at $100 on 10/01/03)                   4,000,000     4,050,000
                                                                     -----------
                                                                       4,526,289

Pennsylvania 1.4%
Derry, Pennsylvania Area School District GO,
   6.55%, Due 9/01/06 (j)                                1,400,000     1,419,376
Lehigh County, Pennsylvania General Purpose
   Authority Revenue - KidsPeace Obligated
   Group Project:
   5.50%, Due 11/01/03                                   2,360,000     2,365,900
   5.50%, Due 11/01/04                                   2,500,000     2,503,125
Montgomery County, Pennsylvania IDA First
   Mortgage Revenue Refunding -
   The Meadowood Corporation Project,
   5.15%, Due 12/01/03                                     766,000       752,595
Pennsylvania Housing Finance Agency SFMR:
   3.25%, Due 10/01/03                                   1,500,000     1,509,375
   3.60%, Due 10/01/04                                   1,685,000     1,701,850
Philadelphia, Pennsylvania Municipal
   Authority Equipment Revenue,
   5.297%, Due 10/01/04 (j)                              7,236,127     7,397,855
Pittsburgh, Pennsylvania Urban
   Redevelopment Authority Mortgage
   Revenue, 5.15%, Due 4/01/21 (j)                       2,440,000     2,447,979
Scranton-Lackawanna, Pennsylvania Health
   and Welfare Authority Revenue - Moses
   Taylor Hospital Project, 5.45%, Due 7/01/03           1,350,000     1,341,562
                                                                     -----------
                                                                      21,439,617

Puerto Rico 0.2%
Commonwealth of Puerto Rico Tax-Exempt
   Lease Certificates, 5.35%, Due 7/15/04                2,669,756     2,774,242

SCHEDULES OF INVESTMENTS INSECURITIES (continued) April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
South Carolina 0.2%
Greenville County, South Carolina Industrial
  Revenue - Lockheed Aeromod Center, Inc.
  Project, 7.10%, Due 11/01/11                        $ 2,500,000   $  2,569,125

South Dakota 0.3%
Aberdeen, South Dakota EDR - Presentation
  College Project, 2.75%, Due 5/01/29
  (Putable at $100 on 5/01/03) (j)                      2,725,000      2,725,000
Pennington County, South Dakota PCR
  Refunding - Black Hills Power and Light
  Company Project, 6.70%, Due 6/01/10                   1,000,000      1,021,500
South Dakota HDA Revenue,
  2.00%, Due 11/01/03 (j)                                 965,000        958,969
                                                                    ------------
                                                                       4,705,469

Tennessee 2.5%
Johnson City,   Tennessee Health and
  Educational Facilities Board Hospital
  First Mortgage Revenue - Mountain
  States Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)                   21,425,000     21,532,125
Municipal Energy Acquisition Corporation
  Gas Revenue,    4.00%, Due 3/01/04 (j)                5,000,000      5,093,750
Tennergy Corporation Gas Revenue,
  4.75%, Due 6/01/03 (j)                               10,000,000     10,266,700
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/12 (j)                               4,110,000      2,466,000
                                                                    ------------
                                                                      39,358,575

  Texas 0.9%
Brazos, Texas Higher Education Authority,
  Inc. Student Loan Revenue Refunding,
  5.70%, Due 6/01/04 (j)                                  795,000        830,775
Harris County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Memorial Hospital System
  Project, 7.125%, Due 6/01/15                          6,110,000      6,257,557
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  6.20%, Due 5/15/04                                    1,315,000      1,343,378
Texas Department of Housing and
  Community Affairs SFMR,
  5.25%, Due 9/01/14 (c) (j)                            1,485,000      1,503,518
Travis County, Texas Health Facilities
  Development Corporation Revenue
  Refunding - Ascension Health Credit
  Project, 5.00%, Due 11/15/05 (j)                      4,000,000      4,190,000
                                                                    ------------
                                                                      14,125,228

  Utah 0.3%
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment,
  5.50%, Due 12/15/08                                   3,424,000      3,453,960
Jordan, Utah School District - School Fitness
  Equipment, 4.75%, Due 2/28/05                           948,096        962,318
                                                                    ------------
                                                                       4,416,278

  Vermont 0.1%
Vermont Student Assistance Corporation
  Education Loan Revenue Refunding,
  6.40%, Due 6/15/04 (j)                                1,415,000      1,447,644

Virgin Islands  0.1%
  Virgin Islands Public Finance Authority
  Revenue, 5.50%, Due 10/01/04                          1,000,000      1,057,500

Virginia 1.4%
Pittsylvania County, Virginia GO,
  4.00%, Due 6/01/03 (j)                                9,000,000      9,014,850
Roanoke, Virginia IDA Hospital Revenue
  Refunding - Roanoke Memorial Hospitals
  Project, 6.20%, Due 7/01/13                          11,900,000     12,191,550
                                                                    ------------
                                                                      21,206,400

Washington 0.3%
Grant County, Washington Public Utility
  District Number 2 Priest Rapids Hydroelectric
  Development Second Series Revenue
  Refunding, 5.00%, Due 1/01/04:
  Series A (j)                                          1,310,000      1,362,400
  Series B (j)                                            945,000        979,256
Grant County, Washington Public Utility
  District Number 2 Wanapum Hydroelectric
  Development Second Series Revenue
  Refunding, 5.00%, Due 1/01/04:
  Series A (j)               \                            665,000        691,600
  Series B (j)                                            755,000        785,200
Port Longview, Washington IDC Solid Waste
  Disposal Revenue, 7.45%,Due 2/01/13                   1,000,000      1,014,500
                                                                     -----------
                                                                       4,832,956

Wisconsin 0.2%
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue Refunding -
  2430 West Wisconsin Avenue Project,
  5.60%, Due 9/01/09                                      250,000        261,305
Wisconsin Health and EFA Revenue - Luther
   Hospital Project, 6.125%,Due 11/15/06                3,500,000      3,624,565
                                                                    ------------
                                                                       3,885,870
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $434,647,111)                            434,785,921
--------------------------------------------------------------------------------
Variable Rate Put Bonds25.9%
Alabama 0.0%
Huntsville, Alabama Health Care Authority
  Health Care Facilities Revenue,
  4.65%, Due 6/01/24 (Mandatory Put
  at $100 on 6/01/05) (j)                                 235,000        244,106

Arizona 0.3%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - Arizona
  Public Service Company Project,
  3.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/08/03):
  Series D                                              5,235,000      5,238,665
  Series F                                                125,000        125,088
                                                                    ------------
                                                                       5,363,753

Colorado 0.2%
East Quincy Highlands Metropolitan District
  of Colorado GO, 2.35%, Due 12/01/31
  (Mandatory Put at $100 on 12/01/03) (j)               3,800,000      3,800,000

District of Columbia 0.8%
  District of Columbia Revenue - Medstar
  University Hospital Project:
  6.625%, Due 8/15/31 (Mandatory
  Put at $100 on 2/15/05)                              10,000,000     10,350,000
  6.80%, Due 8/15/31 (Mandatory
  Put at $100 on 2/15/06)                               1,500,000      1,573,125
                                                                    ------------
                                                                      11,923,125

---------------------------------------------------------------------------------------------------
                       STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                                      Shares or
                                                                      Principal           Value
                                                                        Amount           (Note 2)
---------------------------------------------------------------------------------------------------

Georgia 0.1%
Marietta, Georgia Authority MFHR Refunding -
   Wood Knoll Project, 4.75%, Due 7/01/24
   (Mandatory Put at $100 on 7/01/04)                                $ 1,965,000       $  1,974,825

Indiana 1.1%
Indiana DFA PCR Refunding - Southern
   Indiana Gas and Electric Project,
   4.75%, Due 3/01/25 (Mandatory
   Put at $100 on 3/01/06)                                            12,315,000         12,484,331
Warrick County, Indiana PCR - Southern
   Indiana Gas and Electric Project,
   4.30%, Due 7/01/15 (Mandatory
   Put at $100 on 7/01/04)                                             5,025,000          5,059,723
                                                                                       ------------
                                                                                         17,544,054

Kansas 0.3%
Burlington, Kansas Environmental
   Improvement Revenue Refunding -
   Kansas City Power & Light Company Project,
   4.50%, Due 10/01/17 (Mandatory
   Put at $100 on 9/01/03)                                             4,000,000          4,065,000

Michigan 0.2%
Michigan Hospital Finance Authority
   Revenue - Ascension Health Credit
   Project, 5.05%, Due 11/15/33
   (Mandatory Put at $100 on 11/15/04)                                 3,410,000          3,546,400

Minnesota 0.1%
Coon Rapids, Minnesota MFHR Refunding -
   Crest Oaks Apartments Project,
   3.90%, Due 6/01/31 (Mandatory
   Put at $100 on 6/01/04)                                             1,000,000          1,000,420

Mississippi 0.2%
Mississippi Business Finance Corporation
   Solid Waste Disposal Revenue - Waste
   Management, Inc. Project,
   4.65%, Due 3/01/27 (Mandatory
   Put at $100 on 3/01/04)                                             3,000,000          3,003,750

Missouri 0.2%
Missouri Health and EFA Revenue -
   Rockhurst High School Project,
   4.40%, Due 6/01/23 (Putable at $100
   and Rate Reset Effective 6/01/03) (j)                               3,000,000          3,068,910

Montana 0.4%
Forsyth, Montana PCR Refunding - Portland
   General Electric Company Project:
   4.60%,Due 5/01/33 (Mandatory
   Put at $100 on 5/01/03)                                             4,250,000          3,970,180
   4.75%, Due 5/01/33 (Mandatory
   Put at $100 on 5/01/03)                                             2,065,000          1,929,185
                                                                                       ------------
                                                                                          5,899,365

Nevada 1.7%
Washoe County, Nevada Water Facility
   Revenue Refunding - Sierra Pacific Power
   Company Project, 5.75%, Due 3/01/36
   (Mandatory Put at $100 on 5/01/03)                                 26,705,000         25,811,985

New Hampshire 0.8%
New Hampshire Business Finance Authority
   PCR Refunding - United Illuminating
   Company Project:
   3.75%, Due 7/01/27 (Mandatory
   Put at $100 on 2/01/04)                                           $ 8,000,000       $  8,019,120
   4.55%,  Due 7/01/27 (Mandatory
   Put at $100 on 2/01/04)                                             5,000,000          5,087,500
                                                                                       ------------
                                                                                         13,106,620

New Jersey 0.8%
New Jersey EDA Senior Mortgage Revenue
   Refunding EXTRAS - Arbor Glen of
   Bridgewater Project, 5.375%, Due 5/15/32
   (Putable at $100 and Rate Reset
   Effective 5/15/04)                                                 12,500,000         12,281,250

New York 0.6%
Amherst,   New York Industrial Development
   Agency Revenue - Asbury Pointe, Inc.
   Project, 5.25%, Due 2/01/35 (Mandatory
   Put at $100 on 2/01/04)                                             5,000,000          4,931,250
New York Environmental Facilities
   Corporation Solid Waste Disposal Revenue -
   Waste Management,Inc. Project,
   4.00%,  Due 5/01/12 (Mandatory
   Put at $100 on 5/01/04)                                             5,000,000          4,993,750
                                                                                       ------------
                                                                                          9,925,000

Ohio 2.3%
Ohio Air Quality Development Authority
   PCR Refunding:
   Cleveland Electric Illuminating Project,
   4.60%,  Due 10/01/30 (Mandatory
   Put at $100 on 10/01/03)                                            3,085,000          3,092,713
   Toledo Edison Company Project,
   4.00%,  Due 9/01/33 (Mandatory
   Put at $100 on 9/01/03)                                             3,700,000          3,681,500
Ohio Air Quality Development Authority
   Revenue Refunding - Ohio Edison
   Company Project, 4.30%, Due 6/01/33
   (Mandatory Put at $100 on 6/01/03)                                    850,000            848,912
Ohio Water Development Authority Facilities
   PCR Refunding:
   Cleveland Electric Illuminating Company
   Project, 4.60%, Due 10/01/30
   (Mandatory Put at $100 on 10/01/03)                                 5,950,000          5,950,000
   Ohio Edison Company Project,
   4.30%,  Due 6/01/33 (Mandatory
   Put at $100 on 6/01/03)                                            20,500,000         20,441,780
   Ohio Edison Company Project,
   4.40%,  Due 6/01/33 (Mandatory
   Put at $100 on 12/01/03)                                            1,000,000            997,500
                                                                                       ------------
                                                                                         35,012,405

Oklahoma 0.7%
Tulsa, Oklahoma Municipal Airport Trust
   Revenue Refunding - AMR Corporation
   Project, 5.80%, Due 6/01/35
   (Mandatory Put at $100 on 12/01/04)                                10,750,000         10,333,438

Pennsylvania 2.9%
Beaver County, Pennsylvania IDA PCR
   Refunding - Cleveland Electric Project,
   4.60%, Due 10/01/30 (Mandatory
   Put at $100 on 10/01/03)                                            5,000,000          5,031,250

                                                                              27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------
                     STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)
                                                                      Shares or
                                                                      Principal            Value
                                                                        Amount            (Note 2)
---------------------------------------------------------------------------------------------------
Pennsylvania Higher Education Assistance
   Agency Student Loan Revenue Refunding:
   2.35%,  Due 6/01/25 (Mandatory
   Put at $100 on 7/01/03) (j)                                      $ 26,925,000       $ 26,925,000
   2.70%,  Due 10/01/16 (Mandatory
   Put at $100 on 7/01/03) (j)                                        10,500,000         10,539,375
Philadelphia, Pennsylvania IDA Health Care
   Facilities Revenue EXTRAS - Pauls Run
   Project, 5.125%, Due 5/15/28 (Putable at
   $100 and Rate Reset Effective 5/15/03)                              2,000,000          1,978,740
                                                                                       ------------
                                                                                         44,474,365

Puerto Rico 0.3%
Commonwealth of Puerto Rico Department
   of Corrections Leases,  6.41%, Due 6/09/04                          1,182,229          1,185,185
Commonwealth of Puerto Rico Department
   of Family Services Leases, 6.41%, Due 8/02/04                       1,487,988          1,491,708
Commonwealth of Puerto Rico Leases - Sugar
   Corporation Project, 6.43%, Due 11/30/04                            1,301,454          1,304,707
                                                                                       ------------
                                                                                          3,981,600

Tennessee 0.8%
Shelby County, Tennessee Health,
   Educational and Housing Facilities Board
   Revenue Refunding - Arbors of
   Germantown Project, 4.75%, Due 7/01/24
   (Mandatory Put at $100 on 7/01/04)                                 12,800,000         12,864,000

Texas 6.5%
Abilene, Texas Health Facilities Development
   Corporation Retirement Facilities Revenue
   EXTRAS - Sears Methodist Retirement
   System Obligated Group Project,
   5.25%,  Due 11/15/28 (Mandatory
   Put at $100 on 11/15/03)                                            6,070,000          5,986,538
Brazos River Authority Collateralized PCR
   Refunding - Texas Utilities Electric
   Company Project, 5.05%, Due 6/01/30
   (Mandatory Put at $100 on 6/19/06)                                  2,500,000          2,515,625
Brazos River Authority PCR Refunding -
   Texas Utilities Electric Company Project:
   4.25%,  Due 5/01/33 (Mandatory
   Put at $100 on 11/01/03)                                           23,500,000         23,617,500
   4.80%,  Due 4/01/33 (Mandatory
   Put at $100 on 4/01/03)                                            20,000,000         20,107,200
   4.95%,  Due 10/01/30 (Mandatory Put at
   $100 and Rate Reset Effective 4/01/04)                              6,000,000          6,060,000
Lubbock, Texas Health Facilities Development
   Corporation First Mortgage Revenue -
   Carillon, Inc. Project, 5.75%, Due 7/01/29
   (Mandatory Put at $100 on 7/01/04)                                  1,295,000          1,293,381
Matagorda County, Texas Navigational
   District Number 1 PCR Refunding - Central
   Power & Light Company:
   3.75%,  Due 5/01/30 (Mandatory
   Put at $100 on 11/01/03)                                           26,100,000         26,034,750
   4.00%,  Due 5/01/30 (Mandatory
   Put at $100 on 11/01/03)                                            5,000,000          5,000,000
Trinity River Authority PCR Revenue - TXU
   Electric Company Project:
   4.90%,  Due 5/01/28 (Mandatory
   Put at $100 on 5/01/03)                                            10,025,000         10,112,117
   5.00%,  Due 5/01/27 (Mandatory
   Put at $100 on 11/01/06)                                            1,130,000          1,134,237
                                                                                       ------------
                                                                                        101,861,348

Virginia 1.5%
Chesterfield County, Virginia IDA Revenue -
   Bon Secours Health Systems Project,
   5.70%, Due 11/15/30 (Mandatory
   Put at $100 on 11/15/03)                                           16,000,000         16,600,000

Louisa, Virginia IDA Solid Waste and Sewer
   Disposal Revenue - Virginia Electric and
   Power Company Project, 3.40%, Due 3/01/31
   (Mandatory Put at $100 on 3/01/04)                                  7,500,000          7,500,000
                                                                                       ------------
                                                                                         24,100,000

Washington 0.2%
Chelan County, Washington Public Utility
   District Number 1 Consolidated Revenue -
   Chelan Hydro Project:
   7.50%, Due 7/01/25 (Mandatory
   Put at $100 on 7/01/06)                                             1,430,000          1,517,587
   7.60%, Due 7/01/25 (Mandatory
   Put at $100 on 7/01/11)                                             1,000,000          1,060,000
                                                                                       ------------
                                                                                          2,577,587

Multiple States 2.9%
Municipal Mortgage & Equity LLC MFHR
   Certificates, 4.95%, Due 8/15/23
   (Mandatory Put at $100 on 8/15/05)                                 44,942,916         45,673,238
---------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $403,640,451)                                       403,436,544
---------------------------------------------------------------------------------------------------
Short-Term Investments (a) 46.9%
Municipal Bonds 9.0%
Alabama 0.4%
Washington County, Alabama Board of
   Education Municipal Project Lease and
   Option Agreement COP,
   5.10%, Due 1/31/03                                                    324,385            324,171
West Jefferson, Alabama Amusement and
   Public Park Authority First Mortgage
   Revenue - VisionLand Alabama Project,
   6.00%, Due 2/01/20 (Putable at $100
   on 6/03/02) (Defaulted Effective 2/01/01)                          32,045,000          5,768,100
                                                                                       ------------
                                                                                          6,092,271

American Samoa 0.1%
Territory of American Samoa GO Refunding,
   5.50%, Due 9/01/02 (j)                                              1,010,000          1,021,251

Colorado 0.1%
Colorado HFA, 6.40%, Due 8/01/06
   (Pre-Refunding at $102 on 8/01/02) (j)                              2,080,000          2,142,691

Idaho 0.1%
Rupert, Idaho Refunding Grant Anticipation
   Notes, 4.00%, Due 11/30/02                                          1,805,000          1,805,000

Illinois 0.4%
Chicago, Illinois Tax Increment -
   Sub-Central Loop Redevelopment
   Project, 6.25%, Due 12/01/02                                        1,600,000          1,628,864
Illinois HDA MFHR, 3.625%, Due 3/31/03 (j)                             1,085,000          1,092,291
Lake County, Illinois Round Lake
   Community Unit School District Number
   116 Tax Anticipation Warrants,
   5.875%, Due 12/01/02                                                3,250,000          3,307,753
                                                                                       ------------
                                                                                          6,028,908

Indiana 0.0%
East Chicago, Indiana School City COP,
   5.50% Due 7/15/02                                                     365,000            367,208

---------------------------------------------------------------------------------------------------
                     STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)
                                                                      Shares or
                                                                      Principal            Value
                                                                        Amount           (Note 2)
---------------------------------------------------------------------------------------------------
Kentucky 0.5%
Carrollton & Henderson, Kentucky Public
   Energy Authority Gas Revenue - Kentucky
   Trust, 4.50%, Due 1/01/03 (j)                                     $ 5,000,000        $ 5,075,250
Kentucky EDFA Hospital System Refunding
   and Improvement Revenue - Appalachian
   Regional Healthcare, Inc. Project,
   5.00%, Due 10/01/02                                                 2,300,000          2,283,624
                                                                                       ------------
                                                                                          7,358,874


Louisiana 3.7%
Louisiana Public Facilities Authority MFHR -
   Whitten Foundation Project:
   5.75%, Due 6/30/02                                                 26,700,000         25,365,000
   6.00%, Due 6/30/02                                                 29,815,000         28,324,250
Ouachita Parish, Louisiana IDB, Inc.
   Revenue Refunding - Physicians and
   Surgeons Medical Complex Project,
   4.80%, Due 8/01/02 (j)                                              3,750,000          3,769,012
                                                                                       ------------
                                                                                         57,458,262

Massachusetts 0.0%
Massachusetts Health and EFA Revenue -
   Baritas Christi Obligation Project,
   4.00%, Due 7/01/02                                                    405,000            405,855

Michigan 0.2%
Detroit, Michigan GO, 6.35%, Due 4/01/14
   (Pre-Refunded at $102 on 4/01/03)                                   2,640,000          2,778,811

New Jersey 0.1%
South Amboy, New Jersey Housing
   Authority Housing Revenue - Shore Gate
   Village Grand Project, 6.00%, Due 6/01/02
   (Defaulted Effective 12/21/99)                                      2,699,145          1,214,615

New Mexico 0.1%
New Mexico Severance Tax Revenue,
   4.70%, Due 7/01/02                                                  2,000,000          2,009,940

New York 1.0%
Nassau County, New York Industrial
   Development Agency Civic Facility
   Revenue - North Shore Health System
   Project, 4.00%, Due 11/01/02                                          960,000            960,365
New York Housing Finance Agency
   Revenue - Lakeview Homes Housing
   Project, 4.65%, Due 11/15/02                                       10,100,000         10,143,733
Schenectady, New York City School District
   RAN, 3.50%, Due 6/28/02                                             5,000,000          5,011,150
                                                                                       ------------
                                                                                         16,115,248

North Dakota 0.2%
Hankinson, North Dakota Temporary Loan
   Anticipation Revenue, 3.50%, Due 8/15/02                            2,680,000          2,689,353

Ohio 0.5%
Portsmouth, Ohio City School District
   BAN, 3.375%, Due 6/13/02                                            7,500,000          7,505,700

Oregon 0.2%
Cornelius Oregon BAN, 2.50%, Due 5/01/02                               3,255,000          3,255,000

Pennsylvania 0.3%
Lehigh County, Pennsylvania General Purpose
   Authority Revenue - KidsPeace Obligated
   Group Project, 5.50%, Due 11/01/02                                  2,240,000          2,242,150
McKean County, Pennsylvania TRAN,
   3.25%, Due 12/31/02                                                 1,500,000          1,500,450
Scranton, Lackawanna County, Pennsylvania
   Health and Welfare Authority Hospital
   Revenue - Moses Taylor Hospital Project,
   5.25%, Due 7/01/02                                                  1,280,000          1,278,707
                                                                                       ------------
                                                                                          5,021,307

Rhode Island 0.4%
Cranston, Rhode Island BAN, 3.75%,
   Due 11/14/02                                                        5,800,000          5,820,126

Tennessee 0.4%
Knox County, Tennessee IDB IDR - Spartan
   Fund Systems, Inc. Project, 7.50%,
   Due 12/01/12 (Mandatory Put at $100
   on 12/01/02) (j)                                                    1,500,000          1,503,750
Maryville, Tennessee IDB IDR - Spartan
   Food Systems, Inc. Project, 7.50%,
   Due 12/01/12 (Mandatory Put at $100
   on 12/01/02) (j)                                                    1,500,000          1,501,095
Tennessee Energy Acquisition Corporation
   Gas Revenue Notes, 3.75%, Due 6/06/02                               2,500,000          2,501,013
                                                                                       ------------
                                                                                          5,505,858

Texas 0.1%
Falcons Lair, Texas Utility and Reclamation
   District COP, 6.25%, Due 10/15/02                                   1,750,000          1,559,687

Utah 0.1%
Salt Lake City, Utah Redevelopment Agency
   Central Business District Neighborhood
   Redevelopment Tax Increment Revenue
   Refunding, 4.75%, Due 10/01/02                                      1,455,000          1,471,500

Virgin Islands 0.0%
Virgin Islands Water and Power Authority
   Electric System Revenue Refunding,
   5.00%, Due 7/01/02                                                    800,000            804,048

Washington 0.1%
Skagit and Whatcom Counties, Washington
   Public Hospital District Number 304
   Revenue Refunding - Affiliated Health
   Services Project, 4.90%, Due 12/01/02                                 715,000            721,106
Skagit County, Washington Public Hospital
   District Number 1 Revenue Refunding -
   Affiliated Health Services Project,
   4.90%, Due 12/01/02                                                   540,000            544,612
                                                                                       ------------
                                                                                          1,265,718
                                                                                       ------------
Total Municipal Bonds                                                                   139,697,231

Variable Rate Put Bonds 15.6%
Alabama 0.1%
Selma, Alabama IDB PCR - International
   Paper Company Project, 4.25%, Due
   7/15/06 (Putable at $100 and Rate Reset
   Effective 7/15/02)                                                  1,000,000          1,002,470

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------
                     STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)
                                                                      Shares or
                                                                      Principal            Value
                                                                        Amount           (Note 2)
---------------------------------------------------------------------------------------------------
Alaska 1.2%
Valdez, Alaska Marine Terminal Revenue:
   Arco Transportation Project, 3.10%,
   Due 5/01/31 (Mandatory Put at $100
   on 1/01/03)                                                       $ 7,000,000       $  6,995,240
Phillips Project, Series A, 2.90%,
   Due 5/01/31 (Putable at $100 and Rate Reset
   Effective 1/01/03)                                                  5,000,000          4,996,650
Phillips Project, Series C, 2.90%,
   Due 5/01/31 (Putable at $100 and Rate
   Reset Effective 1/01/03)                                            7,500,000          7,483,875
                                                                                       ------------
                                                                                         19,475,765

Arizona 2.7%
Maricopa County, Arizona Pollution
   Control Corporation PCR Refunding -
   Arizona Public Service Company Project,
   3.30%, Due 5/01/29 (Mandatory Put at
   $100 on 11/01/02):
   Series A                                                           13,900,000         13,900,000
   Series B                                                            8,300,000          8,300,000
Pima County, Arizona IDA MFHR -
   Casa Loma Apartments Project, 5.00%,
   Due 1/01/34 (Mandatory Put at $100
   on 7/01/02)                                                        20,540,000         20,530,962
                                                                                       ------------
                                                                                         42,730,962

Arkansas 0.2%
Arkansas DFA Facilities Revenue - Waste
   Management, Inc. Project, 3.50%,
   Due 8/01/21 (Mandatory Put at $100
   on 8/01/02) (j)                                                     2,500,000          2,502,450

California 1.3%
Chula Vista, California IDR, 2.25%,
   Due 2/01/27 (Mandatory Put at $100
   on 8/15/02)                                                       20,000,000          20,000,000

Colorado 0.2%
Colorado Health Facilities Authority
   Revenue EXTRAS - Baptist Home
   Association of the Rocky Mountains, Inc.
   Project, 5.75%, Due 8/15/27 (Putable at
   $100 and Rate Reset Effective 8/15/02)                              3,000,000          2,974,560

Florida  0.4%
Ivy Walk Apartments Trust Variable Rate
   Pass-Thru Certificates, 5.50%, Due 3/01/07
   (Mandatory Put at $100 on 9/01/02)                                  6,525,000          6,525,000

Georgia  0.2%
Decatur County, Georgia Bainbridge IDA
   IDR - John B. Sanfilippo & Son, Inc.
   Project, 5.375%, Due 6/01/17 (Mandatory
   Put at $100 on 6/01/02) (j)                                         2,720,000          2,724,325

Illinois 1.5%
Illinois Health Facilities Authority Revenue
   EXTRAS - Covenant Retirement
   Communities, Inc. Project, 5.25%,
   Due 12/01/22 (Putable at $100 and Rate
   Reset Effective 12/01/02)                                           3,500,000          3,508,750
Robbins, Illinois Resource Recovery Revenue
   Refunding - Robbins Resource Recovery
   Partners, 4.90%, Due 10/15/17
   (Mandatory Put at $100 on 10/15/02)                                20,350,000         20,119,028
                                                                                       ------------
                                                                                         23,627,778

Indiana 2.1%
Anderson, Indiana MFHR - Cross Lakes
   Apartments Project, 5.00%, Due 7/01/33
   (Mandatory Put at $100 on 7/01/02)                                  8,265,000          8,265,000
Indiana DFA PCR Refunding - Southern
   Indiana Gas and Electric Project:
   4.40%, Due 3/01/20 (Mandatory Put at
   $100 on 3/01/03)                                                      590,000            595,617
   4.40%, Due 3/01/30 (Mandatory Put at
   $100 on 3/01/03)                                                   10,100,000         10,187,062
Indiana DFA Solid Waste Disposal Revenue -
   Waste Management, Inc. Project, 3.50%,
   Due 10/01/31 (Mandatory Put at $100
   on 10/01/02)                                                        4,000,000          4,000,000
Indianapolis, Indiana MFHR - Covered
   Bridge Project, 5.00%, Due 4/01/30
   (Mandatory Put at $100 on 10/01/02)                                 9,660,000          9,660,000
Princeton, Indiana PCR Refunding - PSI
   Energy, Inc. Project, 3.25%, Due 3/01/19
   (Putable at $100 and Rate Reset
   Effective 10/01/02)                                                   900,000            900,000
                                                                                       ------------
                                                                                         33,607,679

Kentucky 0.3%
Scottsville, Kentucky IDR - Sumitomo
   Electric Wiring Systems, Inc. Project,
   5.00%, Due 11/01/02 (j)                                             5,050,000          5,050,000

Massachusetts 0.1%
Northborough, Massachusetts Industrial
   Finance Authority Industrial Revenue -
   Newcorr Packaging, Ltd. Project, 4.80%,
   Due 9/01/02 (j)                                                       945,000            951,813

New Hampshire 0.2%
   New Hampshire IDA Revenue -
   International Paper Company Project,
   3.50%, Due 10/15/06 (Mandatory Put
   at $100 on 10/15/02)                                                3,360,000          3,358,018

New York 0.8%
Buffalo, New York RAN, 3.60%, Due 6/27/02                             12,000,000         12,005,441

Ohio 1.0%
Ohio Air Quality Development Authority
   Revenue - Cincinnati Gas & Electric
   Company Project, 3.70%, Due 8/01/33
   (Mandatory Put at $100 on 8/01/02)                                  3,000,000          3,004,740
Ohio Air Quality Development Authority
   Revenue Refunding - Ohio Edison
   Company Project, 4.85%, Due 2/01/15
   (Mandatory Put at $100 on 2/01/03)                                 12,000,000         12,093,600
                                                                                       ------------
                                                                                         15,098,340

Oregon 0.1%
Port of Portland, Oregon Terminal Facilities
   Revenue - Union Pacific Railroad Company
   Project, 5.30%, Due 12/01/06 (Putable at
   $100 and Rate Reset Effective 12/01/02)                             2,125,000          2,128,400

Pennsylvania 2.0%
Clinton County, Pennsylvania IDA Solid Waste
   Disposal Revenue - International Paper
   Company Project, 3.70%, Due 9/01/22
   (Mandatory Put at $100 on 1/15/03)                                 26,500,000         26,540,015

---------------------------------------------------------------------------------------------------
                     STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                                      Shares or
                                                                      Principal           Value
                                                                        Amount           (Note 2)
---------------------------------------------------------------------------------------------------
Montgomery County, Pennsylvania IDA First
   Mortgage Revenue Refunding EXTRAS -
   Meadowood Corporation Project, 5.50%,
   Due 12/01/19 (Putable at $100 and Rate
   Reset Effective 12/01/02)                                         $ 4,000,000       $  3,988,160
                                                                                       ------------
                                                                                         30,528,175

South Carolina 0.2%
Charleston County, South Carolina First
   Mortgage Health Facilities Revenue -
   The Episcopal Church Home Project,
   5.30%, Due 4/01/27 (Putable at $100 and
   Rate Reset Effective 10/01/02)                                      3,000,000          2,988,570

Tennessee 0.2%
Shelby County, Tennessee Health,
   Educational and Housing Facilities Board
   Health Care Facilities Revenue EXTRAS -
   Kirby Pines Retirement Community
   Project, 5.50%, Due 11/15/27 (Mandatory
   Put at $100 on 11/15/02)                                            2,450,000          2,445,492

Texas 0.6%
North Central Texas Health Facility
   Development Corporation Health Facility
   Development Revenue - C.C. Young
   Memorial Home Project, 5.00%, Due
   2/15/28 (Putable at $100 and Rate
   Reset Effective 2/15/03)                                            1,575,000          1,570,228
Tarrant County, Texas HFC MFHR -
   Windrush Project,  6.00%, Due 10/01/34
   (Mandatory Put at $100 on 10/01/02)                                 3,780,000          3,783,780
Texarkana, Texas HFC MFHR - Tanglewood
   Terrace Apartments Project, 5.75%,
   Due 6/01/29 (Mandatory Put at $100
   on 6/01/02)                                                         4,215,000          4,004,250
                                                                                       ------------
                                                                                          9,358,258

Virginia 0.2%
Rockingham County, Virginia IDA Residential
   Care Facility First Mortgage Revenue -
   Virginia Mennonite Retirement Community
   Project, 5.10%, Due 4/01/32 (Putable at
   $100 and Rate Reset Effective 4/01/03)                              3,250,000          3,226,795
                                                                                       ------------
Total Variable Rate Put Bonds                                                           242,310,291

Annual Variable Rate Put Bonds 0.5%
Alabama 0.2%
Selma, Alabama IDB Solid Waste Disposal
   Revenue - International Paper Company
   Project, 4.00%, Due 9/01/02                                         2,900,000          2,912,122

Maine 0.2%
Jay, Maine Solid Waste Disposal Revenue -
   International Paper Company Project,
   4.00%, Due 9/01/02                                                  3,600,000          3,611,196

Ohio 0.1%
Sharonville, Ohio IDR - Ralston Purina
   Company Project, 3.25%, Due 12/01/02                                1,000,000          1,000,000
                                                                                       ------------
Total Annual Variable Rate Put Bonds                                                      7,523,318

Semi-Annual Variable Rate Put Bonds 1.0%
Alabama 0.3%
Mobile, Alabama IDB PCR Refunding -
   International Paper Company Project,
   3.75%, Due 6/01/02                                                  5,100,000          5,102,499

California 0.1%
Huntington Park, California Redevelopment
   Agency IDR - Huntington Park Project,
   4.00%, Due 8/01/02 (j)                                              1,115,000          1,115,000

Kentucky 0.6%
Morgantown, Kentucky IDR - Flex
   Sumitomo Electric Wiring System,
   5.00%, Due 10/01/02 (j)                                            10,000,000         10,000,000
                                                                                       ------------
Total Semi-Annual Variable Rate Put Bonds                                                16,217,499

Monthly Variable Rate Put Bonds 4.7%
California 1.1%
California Statewide Communities
   Development Authority COP:
   Eskaton Properties, Inc. Project,
   3.25%, Due 5/02/02 (j)                                             15,950,000         15,950,000
   Retirement Housing Foundation Project,
   3.00%, Due 5/22/02 (j)                                              1,900,000          1,900,000
                                                                                       ------------
                                                                                         17,850,000

Florida 0.8%
Brevard County, Florida Health Facilities
   Authority Revenue Refunding -
   Retirement Housing Foundation
   Project, 3.00%, Due 5/22/02 (j)                                    10,900,000         10,900,000
Volusia County, Florida IDA Revenue
   Refunding, 3.00%, Due 5/22/02 (j)                                   2,200,000          2,200,000
                                                                                       ------------
                                                                                         13,100,000

Indiana 0.2%
Clarksville Industry Revenue Refunding -
   Retirement Housing Foundation Project,
   3.25%, Due 5/22/02 (j)                                              3,000,000          3,000,000

Louisiana 0.7%
Calcasieu Parish, Louisiana Memorial
   Hospital Service District Hospital
   Revenue - Lake Charles Memorial
   Hospital Project, 3.30%, Due 6/05/02 (j)                           10,445,000         10,445,000

Massachusetts 0.6%
Massachusetts Industrial Finance Agency
   Industrial Revenue - New England Milling
   Company Project, 3.40%, Due 6/03/02 (j)                            10,000,000         10,000,000

New York 0.8%
New York Dormitory Authority Revenue -
   Mount Sinai and NYU Hospitals
   Project, 4.00%, Due 5/23/02                                        12,200,000         12,200,000

South Dakota 0.5%
Sioux Falls, South Dakota EDR Refunding -
   City Centre Hotel Corporation Project,
   7.00%, Due 6/03/02                                                  7,241,401          7,196,142
                                                                                       ------------
Total Monthly Variable Rate Put Bonds                                                    73,791,142

                                                                              31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) April 30, 2002 (Unaudited)
-----------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                Shares or
                                                Principal           Value
                                                  Amount           (Note 2)
-----------------------------------------------------------------------------

Weekly Variable Rate Put Bonds 13.4%
Arkansas 0.1%
Searcy, Arkansas IDR - Yarnell Ice Cream
  Company Project, 2.18%, Due 5/08/02 (j)       $ 2,300,000       $ 2,300,000

Colorado 1.8%
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartments
  Project, 1.98%, Due 5/08/02                    28,000,000        28,665,000



Georgia 1.7%
Bibb County, Georgia Development Authority
  Environmental Improvement Revenue
  Refunding, 3.94%, Due 5/08/02                   9,815,000         9,815,000
Jefferson, Georgia Development Authority
  IDR - Sumitomo Plastics America, Inc.
  Project, 3.85%, Due 5/08/02 (j)                 5,000,000         5,000,000
Rockdale County, Georgia Development
  Authority IDR - Takabashi Works UAA,
  Inc. Project, 4.08%, Due 5/08/02 (j)            6,300,000         6,300,000
Thomaston-Upson County, Georgia IDA
  IDR - Yamaha Music Manufacturing
  Project, 5.00%, Due 5/08/02 (j)                 5,000,000         5,000,000
                                                                  -----------
                                                                   26,115,000

Illinois 0.6% Illinois DFA IDR:
  MTI Project, 4.70%, Due 5/08/02 (j)             4,000,000         4,000,000
  THK America, Inc. Project,
  5.00%, Due 5/08/02 (j)                          3,700,000         3,700,000
Salem, Illinois IDR - Americana Building
  Products Project, 3.00%, Due 5/08/02 (j)        2,015,000         2,015,000
                                                                  -----------
                                                                    9,715,000

Kansas 0.6%
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation
  Project, 2.89%, Due 5/08/02                     5,200,000         5,200,000
Wichita, Kansas Solid Waste Disposal
  Revenue - Weyerhaeuser Company
  Project, 3.93%, Due 5/08/02                     4,950,000         4,950,000
                                                                  -----------
                                                                   10,150,000

Kentucky 1.2%
Bowling Green, Kentucky IBR - TWN
  Fastener, Inc. Project, 5.00%, Due 5/08/02 (j)  8,725,000         8,725,000
Hopkinsville, Kentucky IDR - Douglas
  Autotech Corporation Project,
  5.00%, Due 5/08/02 (j)                          6,900,000         6,900,000
Russellville, Kentucky IBR - JS Technos
  Corporation Project, 5.00%, Due 5/08/02 (j)     3,000,000         3,000,000
                                                                  -----------
                                                                   18,625,000

Louisiana 0.1%
Louisiana Local Government Environmental
  Facilities and Community Development
  Authority Revenue - Cospolich, Inc.
  Project, 2.80%, Due 5/08/02 (j)                 1,900,000         1,900,000

Minnesota 0.7
Edina, Minnesota MFMR Refunding -
  Vernon Terrace Project, 2.45%, Due 5/08/02      5,980,000         5,980,000
North Suburban Hospital District CDR
  Refunding - Excel Realty Partners
  Project, 3.10%, Due 5/08/02                     5,300,000         5,300,000
                                                                  -----------
                                                                   11,280,000

Mississippi 0.4%
Lowndes County, Mississippi Solid Waste
  Disposal Revenue Refunding - Weyerhaeuser
  Company Project, 3.65%, Due 5/08/02           $ 5,500,000       $ 5,500,000

Missouri 0.3%
Jefferson County, Missouri IDA Industrial
  Revenue Refunding - Festus Manor
  Nursing Home Project, 2.48%, Due 5/08/02 (j)    1,360,000         1,360,000
St. Louis, Missouri Port Authority IDR
  Refunding - Italgrani USA, Inc. Project,
  2.60%, Due 5/08/02 (j)                          2,600,000         2,600,000
                                                                  -----------
                                                                    3,960,000

North Carolina 0.3%
  Martin County, North Carolina Industrial
  Facilities and PCFA Revenue Refunding -
  Weyerhaeuser Company Project,
  3.68%, Due 5/08/02                              4,000,000         4,000,000

Ohio 0.4%
Piqua, Ohio IDR - Berwick Steel
  Company Project, 4.70%, Due 5/08/02 (j)         5,800,000         5,800,000

Oklahoma 0.4%
Southeastern Oklahoma Industries
  Authority Solid Waste Disposal Revenue
  Refunding - Weyerhaeuser Company
  Project, 3.80%, Due 5/08/02                     6,000,000         6,000,000

Oregon 0.2%
Oregon EDR - Toyo Tanso USA, Inc.
  Project, 3.70%, Due 5/08/02 (j)                 3,000,000         3,000,000

Pennsylvania 0.2%
Elk County, Pennsylvania IDA Flexible
  Mode IDR Refunding - Stackpole
  Corporation Project, 1.75%, Due 5/08/02 (j)     2,750,000         2,750,000

Puerto Rico 1.7%
Puerto Rico Commonwealth Infrastructure
  Financing Authority Special Obligation,
  2.23%, Due 5/08/02                             27,245,000        27,245,000

Tennessee 0.3%
Dickson, Tennessee Health, Educational &
  Housing Facilities Board MFHR -
  Autumn Park Apartments Project,
  2.10%, Due 5/08/02 (j)                          5,000,000         5,000,000

Texas 0.9%
Angelina and Neches River Authority
  Refunding - Temple-Inland Forest Products
  Corporation Project, 3.94%, Due 5/08/02         7,350,000         7,350,000
Waller County, Texas IDC IDR - McKesson
  Water Products Projects,
  2.75%, Due 5/08/02                              6,000,000         6,000,000
                                                                  -----------
                                                                   13,350,000

Virginia 0.2%
Virginia Small Business Financing Authority
  IDR - International Parkway Association
  Project, 1.75%, Due 5/08/02 (j)                 2,390,000         2,390,000

--------------------------------------------------------------------------------
            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                           Shares or
                                           Principal                Value
                                             Amount                (Note 2)
--------------------------------------------------------------------------------
Washington 0.3%
Lummi Nation, Washington Revenue -
  Life Assisted Living Project,
  2.70%, Due 5/08/02 (j)                  $ 1,655,000          $    1,655,000
Yakima, Washington Housing Authority
  Revenue - Klickitat Valley Hospital
  Project, 2.70%, Due 5/08/02 (j)           3,215,000               3,215,000
                                                               --------------
                                                                    4,870,000

Wisconsin 0.4%
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project
  1.60%, Due 5/08/02 (j)                      440,000                 440,000
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project,
  1.50%, Due 5/08/02 (j)                      200,000                 200,000
Menomonee Falls, Wisconsin IDR -
  Butler Paper Company Project,
  3.65%, Due 5/08/02                        2,000,000               2,000,000
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - Helwig Carbon Products
  Project, 1.95%, Due 5/08/02 (j)           1,895,000               1,895,000
Milwaukee, Wisconsin Redevelopment
  Authority Redevelopment Revenue -
  American Society for Quality Project,
  1.65%, Due 5/08/02 (j)                    1,455,000               1,455,000
                                                               --------------
                                                                    5,990,000

Wyoming 0.6%
Lincoln County, Wyoming PCR - Pacificorp
  Project, 3.70%, Due 5/08/02              10,000,000              10,000,000
                                                               --------------
Total Weekly Variable Rate Put Bonds                              208,605,000

Daily Variable Rate Put Bonds 0.0%
Arizona
Maricopa County Arizona Pollution Control
  Corporation PCR Refunding - Arizona
  Public Service Company Project,
  3.75%, Due 5/01/02                          500,000                 500,000

Municipal Money Market Funds 2.7%
Multiple States
Strong Municipal Money Market Fund (g)     42,665,000              42,665,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $761,538,411)                  731,309,481
================================================================================
Total Investments in Securities (Cost $1,599,825,973) 100.7%    1,569,531,946
Other Assets and Liabilities, Net (0.7%)                          (10,518,797)
--------------------------------------------------------------------------------
Net Assets 100.0%                                              $1,559,013,149

================================================================================

--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                                      Underlying
                                       Expiration    Face Amount     Unrealized
                                          Date         at Value     Depreciation
--------------------------------------------------------------------------------
Sold:
100 Two-Year U.S. Treasury Notes          6/02      $ 20,910,938      $ 7,813

SWAPS
--------------------------------------------------------------------------------
Open Interest Rate Swap contracts at April 30, 2002 consisted of the following:

--------------------------------------------------------------------------------

                          Notional         Interest   Interest    Unrealized
Issuer                     Amount            Sold      Bought    Depreciation
--------------------------------------------------------------------------------
Goldman Sachs           $100,000,000         4.64%      TBMA         $  671,400
Capital Markets, L.P.                              Municipal Average
(Expires 7/14/02)                                    Swap Index

                                                                              33

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                      April 30, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                            STRONG HERITAGE MONEY FUND

                                                             Principal      Yield to     Maturity     Amortized
                                                               Amount       Maturity      Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------

Commercial Paper 83.0%
AES Shady Point, Inc. (j)                                    $34,400,000      1.80%      5/09/02    $34,386,240
                                                               5,426,000      1.84       5/01/02      5,426,000
Alliance & Leicester PLC (b)                                  25,620,000      1.81       6/04/02     25,576,204
Alpine Securitization Corporation (b) (j)                     13,100,000      1.80       5/15/02     13,090,830
                                                              10,000,000      1.85       5/13/02      9,993,833
American Honda Finance Corporation (j)                         4,300,000      1.75       5/22/02      4,295,610
                                                               9,400,000      1.75       5/23/02      9,389,947
Amstel Funding Corporation (b) (j)                             8,000,000      1.79       5/08/02      7,997,208
                                                               4,553,000      1.81       6/06/02      4,544,759
                                                               4,906,000      1.82       5/01/02      4,906,000
                                                              13,600,000      1.82       5/10/02     13,593,812
                                                               1,800,000      1.82       5/15/02      1,798,726
Aquinas Funding LLC (b) (j)                                    5,700,000      1.81       5/13/02      5,696,561
                                                              24,000,000      1.90       5/01/02     24,000,000
Atlantis One Funding Corporation (b) (j)                      12,374,000      1.80       5/02/02     12,373,381
                                                               9,342,000      1.80       5/09/02      9,338,263
                                                               2,000,000      1.82       5/06/02      1,999,494
                                                               1,080,000      1.85       5/15/02      1,079,223
Banco Bradesco SA Grand Cayman Branch, Series A (j)           14,850,000      1.90       6/17/02     14,813,164
Barton Capital Corporation (b) (j)                             1,019,000      1.79       5/03/02      1,018,899
                                                               9,309,000      1.79       6/04/02      9,293,263
                                                              11,000,000      1.80       5/09/02     10,995,600
                                                               6,435,000      1.80       5/10/02      6,432,104
Bavaria TRR Corporation (b) (j)                               15,000,000      1.81       5/08/02     14,994,721
                                                              17,200,000      1.82       5/13/02     17,189,565
Bavaria Universal Funding Corporation (b) (j)                  4,510,000      1.82       5/07/02      4,508,632
                                                              15,940,000      1.82       5/08/02     15,934,359
                                                               1,200,000      1.83       5/06/02      1,199,695
                                                               5,013,000      1.88       5/15/02      5,009,335
Blue Ridge Asset Funding Corporation (b) (j)                   4,064,000      1.78       5/23/02      4,059,579
                                                               2,936,000      1.81       5/10/02      2,934,671
                                                              19,000,000      1.83       5/03/02     18,998,068
CBA Delaware Finance, Inc. (j)                                 1,300,000      1.78       5/20/02      1,298,779
                                                              26,345,000      1.78       5/22/02     26,317,645
CC USA, Inc. (b)                                               5,000,000      1.79       5/07/02      4,998,508
                                                               5,485,000      1.81       6/06/02      5,475,072
CXC, Inc. (b) (j)                                             14,650,000      1.79       5/17/02     14,638,345
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue     9,000,000      1.82       5/07/02      9,000,000
                                                               4,998,000      1.79       5/07/02      9,000,000
California PCFA Environmental Improvement Revenue (b)         22,000,000      1.86       6/03/02     22,000,000
Centric Capital Corporation (b) (j)                            4,400,000      1.78       5/20/02      4,395,866
Certain Funding Corporation (b) (j)                            3,420,000      1.78       5/20/02      3,416,787
                                                              15,555,000      1.80       5/10/02     15,547,975
Chevron UK Investment PLC (j)                                 18,625,000      1.80       6/19/02     18,579,369
                                                              20,000,000      1.81       5/02/02     19,998,994
Compass Securitization LLC (b) (j)                             8,000,000      1.79       5/20/02      7,992,416
                                                               4,595,000      1.80       5/14/02      4,592,013
                                                               5,510,000      1.82       5/07/02      5,508,329
                                                               4,935,000      1.82       5/10/02      4,932,755
                                                               7,000,000      1.86       5/02/02      6,999,638
Computer Sciences Corporation (b)                             33,700,000      1.77       5/17/02     33,673,489
                                                               7,000,000      1.83       5/02/02      6,999,644
Danske Corporation (j)                                        12,791,000      1.76       5/08/02     12,786,581
Delaware Funding Corporation (b) (j)                          12,145,000      1.77       5/08/02     12,140,820
                                                               2,306,000      1.78       5/21/02      2,303,720
Den Norske Bank                                                5,700,000      1.80       6/20/02      5,685,750
                                                              20,000,000      1.85       5/06/02     19,994,861
Edison Asset Securitization LLC (b) (j)                        1,471,000      1.82       5/01/02      1,471,000
Enterprise Funding Corporation (b) (j)                         5,228,000      1.77       5/02/02      5,227,743
                                                               6,271,000      1.79       5/10/02      6,268,194
                                                               1,005,000      1.81       6/14/02      1,002,777

34

--------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)

                                                                   Principal  Yield to  Maturity  Amortized
                                                                    Amount    Maturity   Date(d) Cost (Note 2)
--------------------------------------------------------------------------------------------------------------
Erasmus Capital Corporation (b) (j)                               $ 4,044,000  1.83%     5/13/02  $ 4,041,533
                                                                   20,000,000  1.83      7/18/02   19,920,700
Eureka Securitization, Inc. (b) (j)                                 2,000,000  1.78      6/05/02    1,996,539
                                                                   11,000,000  1.79      6/06/02   10,980,310
Florens Container, Inc. (j)                                         8,000,000  1.85      7/24/02    7,965,467
Formosa Plastics Corporation USA (j)                               17,000,000  1.80      6/17/02   16,960,050
Fortis Funding LLC (b) (j)                                         32,600,000  1.80      5/03/02   32,596,738
Fountain Square Commercial Corporation (b)                          2,000,000  1.78      5/23/02    1,997,824
                                                                    4,000,000  1.79      5/28/02    3,994,630
                                                                    1,309,000  1.80      5/17/02    1,307,953
                                                                    6,001,000  1.83      5/01/02    6,001,000
                                                                    2,434,000  1.84      5/07/02    2,433,254
Frigate Funding Corporation (b) (j)                                18,033,000  1.79      5/06/02   18,028,489
                                                                   12,000,000  1.81      5/16/02   11,990,950
GOVCO, Inc. (b) (j)                                                 2,600,000  1.80      5/06/02    2,599,350
                                                                   12,251,000  1.81      5/01/02   12,251,000
                                                                    2,400,000  1.81      5/21/02    2,397,587
                                                                    4,500,000  1.81      5/29/02    4,493,665
Galaxy Funding, Inc. (b) (j)                                       23,000,000  1.83      6/18/02   22,943,880
                                                                   13,000,000  1.86      5/08/02   12,995,298
General Electric Capital Corporation                                9,205,000  1.75      5/07/02    9,202,315
Greenwich Funding Corporation (b) (j)                              18,904,000  1.80      5/02/02   18,903,055
                                                                    9,000,000  1.85      5/13/02    8,994,450
Greyhawk Funding LLC (b) (j)                                        2,014,000  1.80      5/10/02    2,013,094
                                                                    8,397,000  1.80      5/20/02    8,389,023
Gulf Coast IDA Environmental Facilities Revenue                    12,000,000  1.84      5/03/02   12,000,000
Gulf Coast Waste Disposal Authority PCR (j)                         5,000,000  1.81      5/07/02    5,000,000
                                                                   15,480,000  1.81      5/09/02   15,480,000
Harley Davidson Dealer Funding Corporation (b) (j)                  6,000,000  1.81      6/04/02    5,989,743
ING America Insurance Holdings, Inc. (j)                            4,500,000  1.77      6/21/02    4,488,716
                                                                   25,000,000  1.84      7/12/02   24,908,000
K2 USA LLC (b) (j)                                                 16,500,000  1.80      5/07/02   16,495,035
                                                                    4,700,000  1.90      5/09/02    4,698,016
KZH-KMS Corporation (b) (j)                                        30,000,000  1.80      5/23/02   29,967,000
Kitty Hawk Funding Corporation (b) (j)                             24,700,000  1.79      5/15/02   24,682,806
Knight Ridder, Inc. (b)                                             5,400,000  1.72      5/01/02    5,400,000
                                                                   34,600,000  1.75      5/03/02   34,596,636
Landesbank Schleswig-Holstein Girozentrale (b)                     28,500,000  2.34      2/03/03   27,986,105
Liberty Street Funding Corporation (b)                              3,039,000  1.80      5/16/02    3,036,721
                                                                   15,130,000  1.86      5/10/02   15,123,041
                                                                    5,208,000  1.90      5/01/02    5,208,000
Eli Lilly & Company (j)                                            26,000,000  4.23      3/22/03   26,321,795
Long Island College Hospital (j)                                    6,700,000  1.85      5/10/02    6,696,901
MGIC Investment Corporation (b)                                    20,000,000  1.82      5/16/02   19,984,833
                                                                   10,000,000  1.94      5/01/02   10,000,000
Market Street Funding Corporation (b) (j)                           9,856,000  1.81      5/16/02    9,848,567
                                                                   10,000,000  1.85      5/17/02    9,991,778
                                                                    7,600,000  1.86      5/14/02    7,594,895
Marmon Holdings, Inc. (b) (j)                                       5,000,000  1.77      5/17/02    4,996,067
                                                                   10,000,000  1.79      5/24/02    9,988,564
                                                                    7,000,000  1.80      5/08/02    6,997,550
                                                                    7,534,000  1.80      5/21/02    7,526,466
Marshall & Ilsley Corporation                                      26,000,000  1.84      5/17/02   25,978,738
Merrill Lynch & Company, Inc.                                      20,000,000  2.45      3/24/03   20,000,000
Moriarty Ltd./Moriarty LLC (b) (j)                                 11,850,000  1.80      5/09/02   11,845,260
                                                                   15,860,000  1.88      6/10/02   15,826,870
Nieuw Amsterdam Receivables Corporation (b) (j)                    20,000,000  1.80      5/24/02   19,977,000
                                                                    1,810,000  1.82      6/17/02    1,805,699
                                                                   15,326,000  1.83      6/03/02   15,300,291
Nordea North America, Inc.                                         30,000,000  1.82      5/01/02   30,000,000
Oakland-Alameda County, California Coliseum Authority Lease        30,450,000  1.82      5/13/02   30,450,000
Revenue (j)
                                                                    7,550,000  1.83       5/07/02    7,550,000
                                                                   18,800,000  1.90       6/03/02   18,800,000
Old Line Funding Corporation (b) (j)                                2,800,000  1.79       5/29/02    2,796,102
                                                                   17,100,000  1.80       5/01/02   17,100,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited
-------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)

                                                              Principal   Yield to  Maturity    Amortized
                                                                Amount    Maturity  Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------
                                                             $ 4,000,000    1.80%     5/16/02    $ 3,997,000
                                                               5,044,000    1.80      5/20/02      5,039,182
                                                               1,043,000    1.80      5/24/02      1,041,801
                                                               6,424,000    1.81      6/07/02      6,412,050
   Ohio Solid Waste Revenue                                    5,000,000    1.82      5/02/02      5,000,000
   Parker-Hannifin Corporation (b)                             2,500,000    1.76      5/02/02      2,499,878
                                                               5,000,000    1.76      5/08/02      4,998,289
                                                               5,500,000    1.76      5/17/02      5,495,698
                                                              12,000,000    1.78      5/09/02     11,995,253
                                                              15,000,000    1.78      5/13/02     14,991,100
   Peacock Funding Corporation (b) (j)                        17,500,000    1.78      5/30/02     17,474,738
                                                               4,770,000    1.85      6/10/02      4,760,195
   Pennine Funding LLC (b) (j)                                17,800,000    1.80      5/14/02     17,788,430
   Polonius, Inc. (b) (j)                                     13,000,000    1.83      5/06/02     12,996,696
                                                               5,000,000    1.83      5/15/02      4,996,442
                                                               6,968,000    1.90      5/14/02      6,963,219
   Questar Corporation (b)                                     1,980,000    1.79      5/17/02      1,978,425
                                                              14,000,000    1.79      5/24/02     13,983,989
                                                              12,700,000    1.83      5/14/02     12,691,607
                                                               6,000,000    1.85      5/03/02      5,999,383
                                                               5,000,000    1.88      5/07/02      4,998,433
   Rio Tinto America, Inc. (b) (j)                            12,923,000    1.84      5/02/02     12,922,351
   Scaldis Capital Ltd./Scaldis Capital LLC (b) (j)           11,932,000    1.78      5/15/02     11,923,692
                                                               3,660,000    1.78      5/24/02      3,655,838
                                                              14,867,000    1.80      5/13/02     14,858,080
                                                               4,153,000    1.85      5/01/02      4,153,000
   Sheffield Receivables Corporation (b) (j)                  12,260,000    1.80      5/13/02     12,252,644
                                                               4,670,000    1.82      5/08/02      4,668,347
   Sigma Finance, Inc. (b) (j)                                 8,000,000    1.78      6/05/02      7,986,155
   Societe Generale North America, Inc. (j)                   16,174,000    1.84      8/01/02     16,097,946
   Society of New York Hospital Fund, Inc. (j)                11,000,000    1.82      5/16/02     10,991,658
                                                               8,000,000    1.83      5/10/02      7,996,340
   Spintab-Swedmortgage AB                                    18,800,000    1.85      5/15/02     18,786,511
   Stellar Funding Group, Inc. (b) (j)                         1,643,000    1.78      5/23/02      1,641,213
                                                               2,500,000    1.80      5/07/02      2,499,238
                                                               3,330,000    1.80      5/09/02      3,328,668
                                                               3,134,000    1.80      5/13/02      3,132,120
                                                               1,804,000    1.80      5/31/02      1,801,294
                                                               2,565,000    1.82      5/24/02      2,562,017
                                                               2,207,000    1.82      6/07/02      2,202,872
                                                               4,000,000    1.82      6/17/02      3,990,496
                                                               7,737,000    1.85      5/10/02      7,733,422
                                                               1,749,000    1.85      5/16/02      1,747,652
                                                               1,103,000    1.85      5/17/02      1,102,093
                                                               1,091,000    1.85      5/28/02      1,089,486
   Sunflowers Funding Corporation (b) (j)                      6,000,000    1.80      5/17/02      5,995,200
                                                              10,000,000    1.82      5/22/02      9,989,383
                                                              11,150,000    1.83      5/03/02     11,148,866
   Surrey Funding Corporation (b) (j)                          3,500,000    1.80      5/03/02      3,499,650
   Svenska Handelsbank, Inc. (j)                               6,400,000    1.80      6/28/02      6,381,440
   Swedbank Foreningssparbanken AB                            40,000,000    1.79      6/17/02     39,906,522
   Sydney Capital, Inc. (b) (j)                                9,098,000    1.80      5/28/02      9,085,718
                                                               4,000,000    1.80      6/06/02      3,992,800
                                                               4,264,000    1.81      6/05/02      4,256,497
                                                               5,256,000    1.83      5/02/02      5,255,730
                                                               9,000,000    1.83      5/03/02      8,999,085
   Tasman Funding, Inc. (b) (j)                               16,000,000    1.80      5/14/02     15,989,600
                                                              11,087,000    1.80      5/17/02     11,078,130
   Three Pillars Funding Corporation (b) (j)                   3,313,000    1.80      5/20/02      3,309,853
                                                              20,000,000    1.80      6/10/02     19,960,000
                                                               4,206,000    1.82      5/14/02      4,203,236
   Total Fina Elf Capital (b) (j)                              4,400,000    1.75      5/24/02      4,395,081
   Toyota Credit de Puerto Rico Corporation                   12,965,000    1.79      5/17/02     12,954,686
                                                               2,574,000    1.80      6/10/02      2,568,852

-------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)

                                                              Principal   Yield to  Maturity    Amortized
                                                                Amount    Maturity  Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------
Triple-A One Funding Corporation (b) (j)                     $ 1,002,000    1.78%     5/10/02    $ 1,001,554
                                                               6,500,000    1.79      5/06/02      6,498,384
                                                               2,068,000    1.80      5/07/02      2,067,380
                                                              17,098,000    1.80      5/21/02     17,080,902
Tulip Funding Corporation (b) (j)                              5,000,000    1.78      5/22/02      4,994,808
                                                              10,000,000    1.78      5/28/02      9,986,650
                                                              10,000,000    1.80      5/17/02      9,992,000
UBN Delaware, Inc. (j)                                        14,300,000    2.00      5/28/02     14,278,550
UBS Finance, Inc. (j)                                         25,000,000    1.90      5/01/02     25,000,000
US Bancorp (b)                                                10,000,000    1.84      5/14/02      9,993,356
Variable Funding Capital Corporation (b) (j)                  13,900,000    1.82      5/07/02     13,895,784
Waterfront Funding Corporation (b) (j)                        16,005,000    1.79      5/20/02     15,989,811
                                                              12,311,000    1.80      5/15/02     12,302,328
                                                               3,727,000    1.82      5/08/02      3,725,681
                                                               4,000,000    1.83      6/07/02      3,992,477
                                                               2,000,000    1.90      5/17/02      1,998,311
White Pine Finance LLC (b) (j)                                 6,000,000    1.82      5/07/02      5,998,180
                                                              11,707,000    1.87      5/16/02     11,697,903
                                                               2,700,000    1.92      7/08/02      2,690,208
Whiting, Indiana Industrial Sewage and Solid Waste
  Disposal Revenue                                            25,000,000    1.81      5/10/02     25,000,000
Windmill Funding Corporation (b) (j)                          16,288,000    1.79      5/07/02     16,283,141
                                                              16,506,000    1.80      5/06/02     16,501,870
                                                               6,000,000    1.82      5/01/02      6,000,000
Yorkshire Building Society                                     3,750,000    1.84      6/06/02      3,743,100
ZCM Matched Funding Corporation (b)                           24,600,000    1.78      6/03/02     24,559,861
------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                         2,196,407,473
------------------------------------------------------------------------------------------------------------
Corporate Obligations 0.5%
Beta Finance, Inc. Medium-Term Notes, Tranche 16,
  4.10%, Due 6/11/02(b)                                       12,000,000    4.10      6/11/02     12,000,000
------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                       12,000,000
------------------------------------------------------------------------------------------------------------
Promissory Notes 1.1%
Goldman Sachs & Company                                       30,000,000    1.90      6/18/02     30,000,000
------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                            30,000,000
------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 5.5%
Alameda, California Public Finance Authority Revenue           6,500,000    2.00      5/02/02      6,500,000
Alaska HFC                                                     6,985,000    2.10      5/02/02      6,985,000
Arbor Properties, Inc.                                         5,885,000    2.00      5/01/02      5,885,000
Botsford General Hospital Revenue                              4,240,000    1.90      5/01/02      4,240,000
Colorado HFA                                                  10,070,000    1.95      5/01/02     10,070,000
Cornerstone Funding Corporation I Floating Rate
  Notes, Series 2001A                                          9,700,000    1.90      5/02/02      9,700,000
Cornerstone Funding Corporation I Floating Rate
  Notes, Series 2001D                                          6,225,000    1.90      5/02/02      6,225,000
Derry Township, Pennsylvania Industrial & CDA
  Facility Revenue - Giant Center Project                     11,000,000    2.00      5/02/02     11,000,000
Franklin Avenue Associates LP                                  6,000,000    1.91      5/06/02      6,000,000
Nationwide Building Society                                   25,000,000    1.86      5/01/02     25,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                        6,000,000    1.86      5/01/02      6,000,000
North Coast Funding LLC (b)                                   25,000,000    1.82      5/01/02     24,998,536
Verizon Global Funding Corporation (b)                        26,000,000    1.84      5/19/02     25,993,140
------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                            148,596,676
------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 9.9%
Federal Home Loan Bank Bonds:
   2.11%, Due 2/07/03                                         27,000,000    2.37      2/07/03     26,946,806
   2.60%, Due 4/08/03                                         25,000,000    2.60      4/08/03     25,000,000
   3.00%, Due 4/23/03                                         26,000,000    3.00      4/23/03     26,000,000
   3.00%, Due 4/30/03                                         45,000,000    3.00      4/30/03     45,000,000
   4.125%, Due 5/29/02                                         7,625,000    3.86      5/29/02      7,626,646
   4.25%, Due 5/03/02                                         22,450,000    4.13      5/03/02     22,450,254
   6.75%, Due 5/01/02                                         12,535,000    6.75      5/01/02     12,535,000
Federal Home Loan Mortgage Corporation Medium-Term Notes:
   2.30%, Due 11/27/02                                        27,830,000    2.30      11/27/0     27,830,000
   2.56%, Due 10/22/02                                        50,000,000    2.56      10/22/0     49,997,616
Federal National Mortgage Association Medium-Term Notes,
 2.46%, Due 3/20/03                                           20,000,000    2.46      3/20/03     19,991,328
------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                   263,377,650
------------------------------------------------------------------------------------------------------------

                                                                              37

SCHEDULES OF INVESTMENT SINSECURITIES (continued)     April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)

                                                              Principal   Yield to  Maturity      Amortized
                                                                Amount    Maturity  Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 4/30/02), 1.50%, Due 5/01/02
  (Repurchase Proceeds 134,506); Collateralized by:
   United States Government & Agency Issues (h)              $134,500     1.50%     5/01/02    $      134,500
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                           134,500
=============================================================================================================
Total Investments in Securities 100.0%                                                          2,650,516,299
Other Assets and Liabilities, Net (0.0%)                                                             (892,384)
-------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                              $2,649,623,915
=============================================================================================================

                          STRONG INVESTORS MONEY FUND

                                                              Principal   Yield to  Maturity      Amortized
                                                                Amount    Maturity  Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------
Commercial Paper 84.8%
AES Hawaii, Inc. (j)                                         $2,700,000   1.78%     5/24/02        $2,696,930
                                                              2,500,000   1.80      5/23/02         2,497,250
AES Shady Point, Inc. (j)                                     3,000,000   1.83      5/14/02         2,998,017
Alliance & Leicester PLC (b)                                  3,900,000   1.81      6/04/02         3,893,333
Alpine Securitization Corporation (b) (j)                     1,900,000   1.80      5/15/02         1,898,670
                                                              4,000,000   1.85      5/13/02         3,997,533
Amstel Funding Corporation (b) (j)                            2,541,000   1.79      5/08/02         2,540,111
                                                              2,400,000   1.82      5/10/02         2,398,908
Aquinas FDG (j)                                               5,600,000   1.90      5/01/02         5,600,000
Atlantis One Funding Corporation (b) (j)                      2,300,000   1.80      5/02/02         2,299,885
                                                              3,600,000   1.80      5/09/02         3,598,560
Barton Capital Corporation (b) (j)                            3,600,000   1.80      5/10/02         3,598,380
                                                              1,500,000   1.90      5/01/02         1,500,000
Bavaria TRR Corporation (b) (j)                               2,300,000   1.81      5/08/02         2,299,191
                                                              3,300,000   1.82      5/13/02         3,297,998
Bavaria Universal Funding Corporation (b) (j)                 4,000,000   1.83      5/06/02         3,998,983
Blue Ridge Asset Funding Corporation (b) (j)                  6,000,000   1.83      5/03/02         5,999,390
British Aerospace North America, Inc. (b)                     6,100,000   1.81      5/03/02         6,099,387
                                                              1,085,000   1.83      5/06/02         1,084,724
CXC, Inc. (b) (j)                                             5,000,000   1.85      5/01/02         5,000,000
CBA Delaware Finance, Inc. (j)                                5,700,000   1.78      5/22/02         5,694,082
Calcasieu Parish, Inc. Louisiana IDB Environmental            3,000,000   1.82      5/07/02         3,000,000
  Revenue
California PCFA Environmental Improvement Revenue (b)         6,000,000   1.86      6/03/02         6,000,000
Centric Capital Corporation (b) (j)                           2,200,000   1.78      5/13/02         2,198,680
                                                              1,190,000   1.80      5/10/02         1,189,464
Certain Funding Corporation (b) (j)                           2,000,000   1.81      5/10/02         1,999,100
Compass Securitization LLC (b) (j)                            3,721,000   1.79      5/20/02         3,717,471
                                                              2,000,000   1.80      5/14/02         1,998,700
Computer Sciences Corporation (b)                             3,250,000   1.83      5/02/02         3,249,835
Danske Corporation (j)                                        2,400,000   1.76      5/08/02         2,399,151
Delaware Funding Corporation (b) (j)                          2,678,000   1.77      5/08/02         2,677,078
Den Norske Bank                                               6,300,000   1.85      5/06/02         6,298,381
Erasmus Capital Corporation (b) (j)                           4,000,000   1.83      7/18/02         3,984,140
Eureka Securitization, Inc. (b) (j)                           1,300,000   1.77      6/04/02         1,297,827
                                                              3,000,000   1.79      6/06/02         2,994,630
                                                              1,300,000   1.86      5/01/02         1,300,000
Formosa Plastics Corporation USA (j)                          4,550,000   1.80      6/17/02         4,539,308
Fortis Funding LLC (b) (j)                                    2,400,000   1.80      5/03/02         2,399,759
Fountain Square Commercial Corporation (b)                    2,000,000   1.79      5/28/02         1,997,315
                                                              1,316,000   1.80      5/20/02         1,314,757
                                                              2,000,000   1.84      5/07/02         1,999,387
Frigate Funding Corporation (b) (j)                           2,000,000   1.79      5/06/02         1,999,503
                                                              2,484,000   1.81      5/16/02         2,482,127
GOVCO, Inc. (b) (j)                                           2,200,000   1.81      5/01/02         2,200,000
Greenwich Funding Corporation (b)                             2,096,000   1.85      5/13/02         2,094,707
Harley Davidson Dealer Funding Corporation (b) (j)            5,000,000   1.81      5/06/02         4,998,743
K2 USA LLC (b) (j)                                            2,000,000   1.80      5/07/02         1,999,400
                                                              3,800,000   1.90      5/09/02         3,798,396

38

--------------------------------------------------------------------------------

                                                              Principal    Yield to  Maturity    Amortized
                                                                Amount     Maturity  Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------------------------
KZH-KMS Corporation (b) (j)                                   $5,000,000   1.80%     5/23/02    $  4,994,500
Kitty Hawk Funding Corporation (b) (j)                         1,600,000   1.79      5/15/02       1,598,886
Lexington Parker Capital Corporation (b)                       5,500,000   1.85      5/07/02       5,498,304
Liberty Street Funding Corporation (b) (j)                     3,000,000   1.81      5/08/02       2,998,944
                                                               3,000,000   1.90      5/01/02       3,000,000
Long Island College Hospital (j)                               5,000,000   1.86      5/02/02       4,999,742
MGIC Investment Corporation (b)                                3,100,000   1.82      5/16/02       3,097,649
Market Street Funding Corporation (b) (j)                      4,544,000   1.85      5/17/02       4,540,264
Marmon Holdings, Inc. (b) (j)                                  1,000,000   1.77      5/17/02         999,213
                                                               2,310,000   1.80      5/08/02       2,309,192
                                                               1,700,000   1.80      5/21/02       1,698,300
Marshall & Ilsley Corporation                                  1,000,000   1.84      5/17/02         999,182
Moriarty Ltd./Moriarty LLC (b) (j)                             8,040,000   1.88      6/10/02       8,023,205
Nieuw Amsterdam Receivables Corporation (b) (j)                4,364,000   1.80      5/24/02       4,358,981
Nordea North America, Inc.                                     6,600,000   1.82      5/01/02       6,600,000
Oakland-Alameda County, California Coliseum Authority          6,000,000   1.82      5/13/02       6,000,000
  Lease Revenue (j)
                                                               6,200,000   1.90      6/03/02       6,200,000
Old Line Funding Corporation (b) (j)                           2,619,000   1.80      5/16/02       2,617,036
                                                               1,036,000   1.80      5/20/02       1,035,016
                                                               1,000,000   1.81      6/07/02         998,140
Parker-Hannifin Corporation (b)                                3,100,000   1.78      5/09/02       3,098,774
                                                               2,250,000   1.78      5/13/02       2,248,665
Peacock Funding Corporation (b) (j)                            5,161,000   1.78      5/30/02       5,153,565
Pennine Funding LLC (b) (j)                                    4,000,000   1.80      5/14/02       3,997,400
                                                               1,800,000   1.84      5/15/02       1,798,712
Polonius, Inc. (b) (j)                                         3,100,000   1.83      5/06/02       3,099,212
Questar Corporation (b)                                        1,120,000   1.83      5/14/02       1,119,260
                                                               2,800,000   1.85      5/03/02       2,799,712
Scaldis Capital Ltd./Scaldis Capital LLC (b) (j)               1,294,000   1.79      5/15/02       1,293,094
Sheffield Receivables Corporation (b) (j)                      1,000,000   1.80      5/13/02         999,400
Sigma Finance, Inc. (b) (j)                                    3,000,000   1.78      6/05/02       2,994,808
Society of New York Hospital Fund, Inc. (j)                    2,000,000   1.83      5/10/02       1,999,085
Stellar Funding Group, Inc. (b) (j)                            1,201,000   1.78      5/23/02       1,199,642
                                                               1,932,000   1.80      5/07/02       1,931,420
                                                               1,004,000   1.82      6/03/02       1,002,325
                                                               1,500,000   1.85      5/10/02       1,499,306
Sunflowers Funding Corporation (b) (j)                         2,000,000   1.82      5/01/02       2,000,000
                                                               4,000,000   1.83      5/03/02       3,999,593
Sydney Capital, Inc. (b) (j)                                   3,000,000   1.83      5/03/02       2,999,695
Tasman Funding, Inc. (b) (j)                                   1,033,000   1.80      5/13/02       1,032,380
                                                               3,177,000   1.80      5/14/02       3,174,935
Three Pillars Funding Corporation (b) (j)                      1,810,000   1.80      5/07/02       1,809,457
                                                               3,153,000   1.80      6/10/02       3,146,694
Total Fina Elf Capital (b) (j)                                   900,000   1.75      5/21/02         899,125
Toyota Credit de Puerto Rico Corporation                       5,500,000   1.79      5/17/02       5,495,624
Triple-A One Funding Corporation (b) (j)                       1,100,000   1.79      5/06/02       1,099,727
                                                               2,100,000   1.80      5/21/02       2,097,900
Tulip Funding Corporation (b) (j)                              2,000,000   1.78      5/22/02       1,997,923
                                                               2,500,000   1.78      5/28/02       2,496,663
                                                               1,177,000   1.82      5/02/02       1,176,941



UBS Finance, Inc. (j)                                          5,000,000   1.90      5/01/02       5,000,000

US Bancorp (b)                                                 3,210,000   1.84      5/14/02       3,207,867
Variable Funding Capital Corporation (b) (j)                   6,100,000   1.82      5/07/02       6,098,150
Waterfront Funding Corporation (b) (j)                         2,625,000   1.79      5/20/02       2,622,506
                                                               2,120,000   1.80      5/15/02       2,118,500
Whiting, Indiana Industrial Sewage and Solid Waste             1,900,000   1.81      5/10/02       1,900,000
  Disposal Revenue
Windmill Funding Corporation (b) (j)                           1,575,000   1.80      5/06/02       1,574,606
                                                               2,835,000   1.82      5/01/02       2,835,000
Yorkshire Building Society                                     1,600,000   1.84      6/06/02       1,597,056
ZCM Matched Funding Corporation (b)                            2,400,000   1.78      6/03/02       2,396,084
------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                           320,696,551
------------------------------------------------------------------------------------------------------------
Corporate Obligations 1.3%
Beta Finance, Inc. Medium-Term Notes, Tranche 16, 4.10%,       5,000,000   4.10      6/11/02       5,000,000
Due 6/11/02 (b)
------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                        5,000,000
------------------------------------------------------------------------------------------------------------

                                                                              39

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                   April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------------------

                                     STRONG INVESTORS MONEY FUND (continued)

                                                                Principal      Yield to  Maturity     Amortized
                                                                 Amount        Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 12.8%
Alabama Incentives Financing Authority Special Obligation       $ 4,850,000    1.95%     5/02/02    $ 4,850,000
Alaska HFC                                                        7,985,000    2.10      5/02/02      7,985,000
Botsford General Hospital Revenue                                 1,925,000    1.90      5/01/02      1,925,000
Colorado HFA                                                      1,895,000    1.95      5/01/02      1,895,000
Concrete Company                                                  1,020,000    1.95      5/02/02      1,020,000
Derry Township, Pennsylvania Industrial & CDA Facility            4,365,000    2.00      5/02/02      4,365,000
  Revenue - Giant Center Project
Franklin Avenue Associates LP                                     3,000,000    1.91      5/06/02      3,000,000
Geneva Building LLC/Madison Building LLC/Milwaukee                1,900,000    2.00      5/02/02      1,900,000
  Building LLC
Headquarters Partnership, Ltd. Industrial Development             2,415,000    1.95      5/02/02      2,415,000
Kings Glen Apartments LLC                                         1,219,000    1.95      5/02/02      1,219,000
Moondance Enterprises LP                                          2,345,000    2.00      5/02/02      2,345,000
Radiation Oncology Partners LLP                                     780,000    1.95      5/02/02        780,000
T3 Holdings, Inc. (b)                                             3,000,000    1.85      5/01/02      3,000,000
Thayer Properties LLC                                             3,945,000    1.95      5/02/02      3,945,000
Todd Shopping Center LLC                                          1,500,000    1.85      5/01/02      1,500,000
Virginia Health Services, Inc.                                    3,499,000    1.85      5/01/02      3,499,000
Woodland Park Apartments LLC                                      2,735,000    1.95      5/02/02      2,735,000
---------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                48,378,000
---------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 0.9%
Federal Home Loan Bank Bonds, 4.25%, Due 5/03/02                  3,550,000    4.13      5/03/02      3,550,040
---------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                        3,550,040
---------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.3%
State Street Bank (Dated 4/30/02), 1.50%, Due 5/01/02
  (Repurchase Proceeds 956,040); Collateralized by
   United States Government & Agency Issues (h)                   $ 956,000    1.50      5/01/02        956,000
---------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                             956,000
===============================================================================================================
Total Investments in Securities 100.1%                                                              378,580,591
Other Assets and Liabilities, Net (0.1%)                                                               (275,214)
---------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                   378,305,377
===============================================================================================================

                              STRONG MONEY MARKET FUND

                                                                Principal      Yield to  Maturity     Amortized
                                                                 Amount        Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------
Commerical Paper 66.0%
AES Hawaii, Inc. (j)                                            $22,300,000    1.78%     5/24/02    $22,274,640
                                                                  5,000,000    1.80      5/23/02      4,994,500
AES Shady Point, Inc. (j)                                           700,000    1.80      5/09/02        699,720
                                                                  5,000,000    1.83      5/14/02      4,996,696
                                                                  1,470,000    1.85      5/02/02      1,469,924
Alliance & Leicester PLC (b)                                     20,000,000    1.81      6/04/02     19,965,811
Alpine Securitization Corporation (b) (j)                         5,071,000    1.80      5/15/02      5,067,450
                                                                 12,353,000    1.85      5/13/02     12,345,382
Amstel Funding Corporation (b) (j)                                9,000,000    1.82      5/10/02      8,995,905
                                                                  3,200,000    1.82      5/15/02      3,197,735
Aquinas Funding LLC (b) (j)                                      10,380,000    1.90      5/01/02     10,380,000
                                                                  3,800,000    1.81      5/13/02      3,797,707
Atlantis One Funding Corporation (b) (j)                         10,000,000    1.80      5/02/02      9,999,500
                                                                  1,800,000    1.80      5/09/02      1,799,280
                                                                  4,500,000    1.84      5/10/02      4,497,930
BNP Paribas Finance, Inc.                                        28,700,000    2.14      1/06/02     28,377,555
Banco Bradesco SA Grand Cayman Branch, Series A (j)              10,000,000    1.90      6/17/02      9,975,194
Barton Capital Corporation (b) (j)                                6,810,000    1.79      6/05/02      6,798,149
                                                                  5,000,000    1.80      5/10/02      4,997,725
                                                                  5,327,000    1.90      5/01/02      5,327,000
Bavaria TRR Corporation (b) (j)                                  12,000,000    1.81      5/08/02     11,995,777
Bavaria Universal Funding Corporation (b) (j)                     1,000,000    1.81      5/02/02        999,950
                                                                 11,000,000    1.82      5/08/02     10,996,107
                                                                  7,337,000    1.83      5/06/02      7,335,135

------------------------------------------------------------------------------------------------------------------------------------
                                                STRONG MONEY MARKET FUND (continued)

                                                              Principal       Yield to        Maturity         Amortized
                                                                Amount        Maturity        Date (d)        Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Ridge Asset Funding Corporation (b) (j)                  $ 3,000,000       1.78%         5/23/02        $ 2,996,737
                                                               15,000,000       1.83          5/03/02         14,998,475
British Aerospace North America, Inc. (b)                      17,230,000       1.81          5/03/02         17,228,267
                                                               11,570,000       1.83          5/06/02         11,567,059
CBA Delaware Finance, Inc. (j)                                  2,300,000       1.78          5/22/02          2,297,612
CXC, Inc. (b) (j)                                              10,350,000       1.79          5/17/02         10,341,766
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue      5,000,000       1.82          5/07/02          5,000,000
California PCFA Environmental Improvement Revenue (b)          20,000,000       1.86          6/03/02         20,000,000
Centric Capital Corporation (b) (j)                             7,330,000       1.78          5/13/02          7,325,624
                                                                2,000,000       1.80          5/10/02          1,999,100
Certain Funding Corporation (b) (j)                             3,000,000       1.78          5/20/02          2,997,182
                                                               10,000,000       1.81          5/10/02          9,995,485
                                                                6,365,000       1.82          5/01/02          6,365,000
Chevron UK Investment PLC (j)                                   1,000,000       1.80          6/19/02            997,550
                                                               10,000,000       1.81          5/02/02          9,999,497
Compass Securitization LLC (b) (j)                              4,000,000       1.79          5/20/02          3,996,200
                                                                4,000,000       1.80          5/14/02          3,997,400
                                                                3,000,000       1.82          5/10/02          2,998,635
                                                                3,239,000       1.86          5/02/02          3,238,833
Computer Sciences Corporation (b)                               6,000,000       1.83          5/02/02          5,999,695
Danske Corporation (j)                                          4,700,000       1.80          5/06/02          4,698,825
Delaware Funding Corporation (b) (j)                           10,000,000       1.77          5/08/02          9,996,558
Den Norske Bank                                                 3,000,000       1.80          6/20/02          2,992,500
                                                               15,000,000       1.85          5/06/02         14,996,146
Edison Asset Securitization LLC (b) (j)                         6,000,000       1.82          5/01/02          6,000,000
Enterprise Funding Corporation (b)                              3,041,000       1.78          5/20/02          3,038,143
Erasmus Capital Corporation (b) (j)                             6,137,000       1.83          7/18/02          6,112,667
Eureka Securitization, Inc. (b) (j)                             2,226,000       1.79          6/06/02          2,222,015
Florens Container, Inc.                                         4,992,000       1.85          7/24/02          4,970,451
Formosa Plastics Corporation USA (j)                            8,000,000       1.80          6/17/02          7,981,200
Fortis Funding LLC (b) (j)                                      4,655,000       1.80          5/02/02          4,654,767
                                                                5,500,000       1.80          5/03/02          5,499,444
Fountain Square Commercial Corporation (b)                      3,008,000       1.78          5/23/02          3,004,728
                                                                1,277,000       1.80          5/20/02          1,275,787
                                                                2,006,000       1.83          5/01/02          2,006,000
Frigate Funding Corporation (b)                                 7,483,000       1.79          5/06/02          7,481,119
                                                                8,000,000       1.81          5/16/02          7,993,967
GOVCO, Inc. (b) (j)                                             4,000,000       1.81          5/01/02          4,000,000
                                                               21,500,000       1.81          5/29/02         21,469,733
Galaxy Funding, Inc. (b) (j)                                    5,800,000       1.86          5/08/02          5,797,902
Greenwich Funding Corporation (b)                              13,000,000       1.80          5/02/02         12,999,350
                                                                7,000,000       1.85          5/13/02          6,995,683
Gulf Coast IDA Environmental Facilities Revenue                 8,000,000       1.84          5/03/02          8,000,000
                                                                5,000,000       1.86          6/06/02          5,000,000
Gulf Coast Waste Disposal Authority PCR (j)                    15,020,000       1.81          5/07/02         15,020,000
                                                               10,000,000       1.81          5/09/02         10,000,000
Harley Davidson Dealer Funding Corporation (b) (j)              7,000,000       1.80          5/08/02          6,997,550
                                                                5,000,000       1.81          5/06/02          4,998,743
                                                                4,000,000       1.81          6/04/02          3,993,162
ING America Insurance Holdings, Inc. (j)                       14,320,000       1.84          7/12/02         14,267,302
K2 USA LLC (b) (j)                                             10,000,000       1.80          5/07/02          9,996,992
                                                                5,000,000       1.90          5/09/02          4,997,889
KZH-KMS Corporation (b) (j)                                    15,000,000       1.80          5/23/02         14,983,500
Kitty Hawk Funding Corporation (b) (j)                          3,700,000       1.79          5/15/02          3,697,424
Landesbank Schleswig-Holstein Girozentrale (b)                 21,500,000       2.34          2/03/03         21,112,325
Lexington Parker Capital Corporation (b)                       24,493,000       1.80          5/13/02         24,478,256
Liberty Street Funding Corporation (b) (j)                      3,660,000       1.78          5/20/02          3,656,562
                                                                6,168,000       1.81          5/08/02          6,165,829
                                                                3,000,000       1.90          5/01/02          3,000,000
Eli Lilly & Company (j)                                        24,000,000       4.23          3/22/03         24,297,041
Long Island College Hospital (j)                                4,000,000       1.85          5/10/02          3,998,150
                                                               10,000,000       1.86          5/02/02          9,999,483
Market Street Funding Corporation (b) (j)                       7,000,000       1.81          5/16/02          6,994,721
                                                               11,000,000       1.85          5/17/02         10,990,956

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                        April 30, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (continued)

                                                                           Principal      Yield to       Maturity        Amortized
                                                                             Amount       Maturity       Date (d)      Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Marmon Holdings, Inc. (b) (j)                                             $ 3,156,000       1.77%         5/17/02       $ 3,153,517
                                                                            5,000,000       1.80          5/08/02         4,998,250
                                                                            2,600,000       1.82          5/01/02         2,600,000
Marmon Holdings, Inc. (b) (j)                                               4,700,000       1.79          5/24/02         4,694,625
Marshall & Ilsley Corporation                                              23,000,000       1.84          5/17/02        22,981,191
Merrill Lynch & Company, Inc.                                              24,000,000       2.45          3/24/03        24,000,000
MGIC Investment Corporation (b)                                            13,000,000       1.82          5/16/02        12,990,142
                                                                            3,900,000       1.94          5/01/02         3,900,000
Moriarty Ltd./Moriarty LLC (b) (j)                                          9,000,000       1.80          5/09/02         8,996,400
                                                                            5,250,000       1.88          6/10/02         5,239,033
Nieuw Amsterdam Receivables Corporation (b) (j)                             5,000,000       1.80          5/24/02         4,994,250
                                                                            3,500,000       1.83          6/03/02         3,494,129
Nordea North America, Inc.                                                 13,400,000       1.82          5/01/02        13,400,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue (j)     5,000,000       1.83          5/07/02         5,000,000
                                                                           25,000,000       1.90          6/03/02        25,000,000
Old Line Funding Corporation (b) (j)                                        6,633,000       1.80          5/01/02         6,633,000
                                                                            2,300,000       1.81          6/07/02         2,295,721
Parker-Hannifin Corporation (b)                                             1,263,000       1.76          5/01/02         1,263,000
                                                                            2,197,000       1.76          5/14/02         2,195,604
Peacock Funding Corporation (b) (j)                                        12,860,000       1.78          5/30/02        12,841,504
                                                                            4,156,000       1.84          6/03/02         4,148,990
Pennine Funding LLC (b) (j)                                                10,000,000       1.80          5/14/02         9,993,500
                                                                           15,850,000       1.84          5/15/02        15,838,658
Polonius, Inc. (b) (j)                                                      3,530,000       1.83          5/15/02         3,527,488
                                                                            9,000,000       1.83          5/06/02         8,997,713
                                                                            9,402,000       1.90          5/14/02         9,395,581
Questar Corporation (b)                                                     3,200,000       1.83          5/14/02         3,197,885
                                                                            3,200,000       1.85          5/03/02         3,199,671
Scaldis Capital Ltd./Scaldis Capital LLC (b) (j)                            4,048,000       1.80          5/13/02         4,045,571
                                                                            6,046,000       1.82          5/08/02         6,043,860
                                                                            3,000,000       1.85          5/01/02         3,000,000
Sheffield Receivables Corporation (b) (j)                                   5,000,000       1.80          5/13/02         4,997,000
                                                                            3,000,000       1.82          5/08/02         2,998,938
Sigma Finance, Inc. (b) (j)                                                 5,000,000       1.78          6/05/02         4,991,347
Societe Generale North America, Inc. (j)                                   18,000,000       1.84          8/01/02        17,915,360
Society of New York Hospital Fund, Inc. (j)                                 8,450,000       1.82          5/16/02         8,443,592
                                                                            5,869,000       1.83          5/10/02         5,866,315
Stellar Funding Group, Inc. (b) (j)                                         1,250,000       1.80          5/13/02         1,249,250
                                                                            1,314,000       1.81          6/05/02         1,311,688
                                                                            1,425,000       1.82          6/04/02         1,422,551
                                                                            3,502,000       1.82          6/17/02         3,493,679
                                                                            1,000,000       1.83          5/06/02           999,746
                                                                            3,009,000       1.84          5/28/02         3,004,848
Sunflowers Funding Corporation (b) (j)                                      4,000,000       1.80          5/17/02         3,996,800
                                                                            5,235,000       1.82          5/01/02         5,235,000
                                                                            2,765,000       1.82          5/22/02         2,762,064
                                                                            4,850,000       1.83          5/03/02         4,849,507
Surrey Funding Corporation (b) (j)                                          9,000,000       1.81          5/06/02         8,997,738
Svenska Handelsbank, Inc. (j)                                              10,000,000       1.80          6/28/02         9,971,000
Sydney Capital, Inc. (b) (j)                                                1,182,000       1.80          6/05/02         1,179,932
                                                                            2,910,000       1.80          6/06/02         2,904,762
                                                                            7,981,000       1.83          5/02/02         7,980,546
                                                                            3,309,000       1.83          5/03/02         3,308,664
Tasman Funding, Inc. (b) (j)                                                5,473,000       1.80          5/10/02         5,470,537
                                                                           12,000,000       1.80          5/14/02        11,992,200
Three Pillars Funding Corporation (b) (j)                                  13,000,000       1.80          6/10/02        12,974,000
                                                                            4,518,000       1.81          5/10/02         4,515,956
Total Fina Elf Capital (b) (j)                                              6,370,000       1.75          5/21/02         6,363,807
                                                                            1,050,000       1.80          5/15/02         1,049,265
Toyota Credit de Puerto Rico Corporation                                   11,000,000       1.79          5/17/02        10,991,249
Triple-A One Funding Corporation (b) (j)                                    6,853,000       1.78          5/24/02         6,845,207
                                                                            9,800,000       1.80          5/21/02         9,790,200
                                                                            2,965,000       1.82          5/03/02         2,964,700
Tulip Funding Corporation (b) (j)                                           4,165,000       1.78          5/22/02         4,160,675
                                                                            5,070,000       1.78          5/28/02         5,063,232

42

--------------------------------------------------------------------------------

                                                                           Principal       Yield to   Maturity      Amortized
                                                                            Amount        Maturity     Date(d)     Cost (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
                                                                         $ 3,468,000         1.80%      5/17/02   $   3,465,226
                                                                           4,620,000         1.81       5/10/02       4,617,909
                                                                           2,000,000         1.82       5/02/02       1,999,899
UBN Delaware, Inc. (j)                                                    10,700,000         2.00       5/28/02      10,683,950
UBS Finance, Inc. (j)                                                     20,000,000         1.90       5/01/02      20,000,000
US Bancorp (b)                                                            11,790,000         1.84       5/14/02      11,782,166
Variable Funding Capital Corporation (b) (j)                              20,000,000         1.82       5/07/02      19,993,933
Waterfront Funding Corporation (b) (j)                                     5,000,000         1.80       5/15/02       4,996,461
                                                                           2,212,000         1.83       6/07/02       2,207,840
White Pine Finance LLC (b) (j)                                             3,351,000         1.82       5/07/02       3,349,984
                                                                           6,200,000         1.92       7/08/02       6,177,515
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue        4,000,000         1.81       5/10/02       4,000,000
Windmill Funding Corporation (b) (j)                                       5,000,000         1.82       5/01/02       5,000,000
-------------------------------------------------------------------------------------------------------------------------------
Total Commerical Paper                                                                                            1,238,853,280
-------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 0.7%
Beta Finance, Inc. Medium-Term Notes, Tranche 16, 4.10%, Due 6/11/02 (b)  13,000,000         4.10       6/11/02      13,000,000
-------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                          13,000,000
-------------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.1%
Goldman Sachs & Company                                                   20,000,000         1.90      10/18/02      20,000,000
-------------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                               20,000,000
-------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 15.4%
Alabama Incentives Financing Authority Special Obligation                 14,550,000         1.95       5/02/02      14,550,000
Alaska HFC                                                                21,715,000         2.10       5/02/02      21,715,000
Aurora, Kane & DuPage Counties, Illinois IDR                               4,070,000         2.03       5/02/02       4,070,000
Botsford General Hospital Revenue                                          4,235,000         1.90       5/01/02       4,235,000
Colorado HFA                                                               5,000,000         1.95       5/01/02       5,000,000
Community Health Systems, Inc.                                             2,150,000         2.85       5/01/02       2,150,000
Concrete Company                                                          17,000,000         1.95       5/02/02      17,000,000
Concrete Company                                                           1,680,000         1.95       5/02/02       1,680,000
Cornerstone Funding Corporation I Floating Rate Notes, Series 2001D        6,000,000         1.90       5/02/02       6,000,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue -
  Giant Center Project                                                    13,000,000         2.00       5/02/02      13,000,000
Franklin Avenue Associates LP                                              6,000,000         1.91       5/06/02       6,000,000
Headquarters Partnership, Ltd. Industrial Development                      6,560,000         1.95       5/02/02       6,560,000
Health Midwest Ventures Group, Inc.                                        7,500,000         2.85       5/01/02       7,500,000
Kings Glen Apartments LLC                                                  6,453,000         1.95       5/02/02       6,453,000
Mississippi Business Finance Corporation IDR - GE Plastics Project         5,000,000         1.90       5/01/02       5,000,000
Moondance Enterprises LP                                                   6,705,000         2.00       5/02/02       6,705,000
Nationwide Building Society                                               25,000,000         1.86       5/01/02      25,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                                    6,000,000         1.86       5/01/02       6,000,000
North Coast Funding LLC (b)                                               25,000,000         1.82       5/01/02      24,998,536
R.M. Greene, Inc.                                                          4,640,000         1.95       5/02/02       4,640,000
Radiation Oncology Partners LLP                                            4,860,000         1.95       5/02/02       4,860,000
Sussex, Wisconsin IDR - Rotating Equipment Project                         1,720,000         2.00       5/01/02       1,720,000
T3 Holdings, Inc. (b)                                                     17,000,000         1.85       5/01/02      17,000,000
Thayer Properties LLC                                                      9,825,000         1.95       5/02/02       9,825,000
Tifton Mall, Inc.                                                          7,770,000         1.95       5/02/02       7,770,000
Todd Shopping Center LLC                                                   9,100,000         1.85       5/01/02       9,100,000
Verizon Global Funding Corporation (b)                                    24,000,000         1.84       5/18/02      23,993,668
Virginia Health Services, Inc.                                             2,916,000         1.85       5/01/02       2,916,000
WLB, LLC                                                                  12,000,000         1.95       5/02/02      12,000,000
Woodland Park Apartments LLC                                              12,930,000         1.95       5/02/02      12,930,000
-------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                               290,371,204
-------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 16.7%
Federal Home Loan Bank Bonds:
  2.455%, Due 12/27/02                                                     6,245,000         2.46      12/27/02       6,245,000
  2.60%, Due 4/08/03                                                      25,000,000         2.60       4/08/03      25,000,000
  3.00%, Due 4/23/03                                                      24,000,000         3.00       4/23/03      24,000,000
  3.00%, Due 4/30/03                                                      30,000,000         3.00       4/30/03      30,000,000
  4.25%, Due 5/03/02                                                      24,000,000         4.25       5/03/02      24,000,271
Federal Home Loan Mortgage Corporation Medium-Term Notes:
  2.25%, Due 2/14/03                                                      75,000,000         2.25       2/14/03      74,950,514

SCHEDULES OF INVESTMENTS INSECURITIES (continued) April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                      STRONG MONEY MARKET FUND (continued)

                                                                   Principal     Yield to      Maturity      Amortized
                                                                     Amount      Maturity      Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
  2.30%, Due 11/27/02                                             $25,000,000     2.30%        11/27/02    $   25,000,000
  2.55%, Due 10/22/02                                              50,000,000     2.55         10/22/02        49,997,617
Federal National Mortgage Association Notes, 2.41%, Due 3/20/03    55,000,000     2.41          3/20/03        54,976,151
---------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                314,169,553
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.0%
State Street Bank (Dated 4/30/02), 1.50%, Due 5/01/02
  (Repurchase proceeds 686,229); Collateralized by:
  United States Government & Agency Issues (h)                        686,200     1.50          5/01/02           686,200
---------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                       686,200
===========================================================================================================================
Total Investments in Securities 99.9%                                                                       1,877,080,237
Other Assets and Liabilities, Net 0.1%                                                                          1,085,122
---------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                          $1,878,165,359
===========================================================================================================================

                       STRONG MUNICIPAL MONEY MARKET FUND

                                                                   Principal     Yield to      Maturity      Amortized
                                                                     Amount      MaturitY      Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 11.9%
Alaska 0.4%
Valdez, Alaska Marine Terminal Revenue -
  Arco Transportation Project (e)                                 $10,000,000     3.10%         1/01/03       $10,000,000

Arizona 0.3%
Glendale, Arizona IDA IDR - Sto Corporation Project (e)             1,850,000     2.75         12/01/02         1,850,000
  Phoenix, Arizona IDA MFHR (e)                                     5,130,000     3.15          6/15/02         5,130,000
                                                                                                            -------------
                                                                                                                6,980,000

California 0.9%
Chula Vista, California IDR (e) (j)                                24,700,000     2.25          8/15/02        24,700,000

Colorado 1.5%
Denver, Colorado Zero % City & County Airport Revenue               7,015,000     2.50         11/15/02         6,921,843
  Ironwood Trust Pass-thru Certificates (e)                         3,577,000     3.00          7/01/02         3,577,000
  USBI Trust Pass-Thru Certificates, Series 1998-D (e) (j)         31,875,000     3.00         12/01/03         1,875,000
                                                                                                            -------------
                                                                                                               42,373,843

Kansas 0.5%
Burlington, Kansas 3.25% Environmental Improvement Revenue -
  Kansas City Power & Light Company Project                         9,250,000     3.25          8/30/02         9,250,000
Burlington, Kansas Environmental Improvement Revenue Refunding -
  Kansas City Power & Light Company Project (e)                     5,000,000     3.25          8/30/02         5,000,000
                                                                                                            -------------
                                                                                                               14,250,000

Louisiana 0.5%
Plaquemines, Louisiana Port Harbor and Terminal District Port
  Facilities Revenue - Chevron Pipe Line Company (e) (j)           13,000,000     2.75          9/01/02        13,000,000

Mississippi 1.0%
Jackson, Mississippi Housing Authority MFHR:
  Arbor Park Apartments Project                                     5,640,000     2.25         12/01/02         5,640,000
  Willow Point Apartments Project                                   4,250,000     2.25         12/01/02         4,250,000
Mississippi Regional Housing Authority Number II MFHR (e):
  Laurel Park Apartments Project (j)                                7,800,000     3.15          6/01/02         7,800,000
  Terrace Park Apartments Project (e) (j)                          10,500,000     3.50          5/01/02        10,500,000
                                                                                                            -------------
                                                                                                               28,190,000

New Mexico 0.2%
New Mexico Regional Housing Region II MFHR - Country Club           4,200,000     3.90          7/11/02         4,200,000
  Apartments Project (e)

New York 1.8%
Buffalo, New York RAN, 3.60%, Due 6/27/02                          50,000,000     3.31          6/27/02        50,022,672

Ohio 0.6%
Franklin, Ohio MFHR - 260 East Naghten Street Project (e)           6,250,000     3.05          8/01/02         6,250,000
  Licking County, Ohio MFHR - Sharon Glyn II
  Apartments Project (e)                                            3,500,000     2.50         10/01/02         3,500,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                        Principal   Yield to   Maturity     Amortized
                                                          Amount    Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------
Ohio 2.90% Water Development
  Authority Solid Waste Facilities
  Revenue BAN - PEL Project (j)                        $6,000,000    2.90%      8/01/02    $ 6,000,000
                                                                                           -----------
                                                                                            15,750,000
Oregon 0.3%
Gresham, Oregon 3.10% TRAN                              7,750,000    3.10       6/27/02      7,750,000

Pennsylvania 0.9%
Butler County, Pennsylvania IDA Revenue -
  Concordia Lutheran Project (e) (j)                   11,800,000    2.50       4/01/03     11,800,000
Dauphin County, Pennsylvania Hospital
  Authority Revenue Refunding -
  Community General Osteopathic Hospital Project
  (Pre-Refunding at $102 on  6/01/02) (j)               6,000,000    2.98       6/01/02      6,035,423
Union County, Pennsylvania Hospital
  Authority Revenue -
  Evangelical Community Hospital  (e) (j)               7,290,000    1.95       2/01/03      7,290,000
                                                                                           -----------
                                                                                            25,125,423
Texas 1.8%
Katy, Texas Independent School District GO -
  School Building Project (e) (j)                      50,000,000    2.23       4/01/03     50,013,308

Wisconsin 0.3%
Douglas County, Wisconsin 2.75% BAN                     4,000,000    2.75      12/01/02      4,011,348
New London, Wisconsin 2.85% School District TRAN        4,500,000    2.85       9/27/02     74,500,519
                                                                                           -----------
                                                                                             8,511,867
Multiple States 0.9%
Pitney Bowes Credit Corporation
  Leasetops Trusts (e) (j)                             26,241,688    2.50      10/02/02     26,241,688
------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                      327,108,801
------------------------------------------------------------------------------------------------------
Municipal Commercial Paper 0.6%
Colorado 0.1%
Otero County, Colorado IDR Refunding -
  Citizens Utilities Company Project                    2,000,000    3.20       5/01/02      2,000,000

Illinois 0.3%
Illinois DFA Environmental Facilities Revenue -
  Citizens Utilities Company Project (j)                7,400,000    3.20       5/03/02      7,400,000

Texas 0.2%
Brazos River Harbor Navigation District
  Revenue Refunding - Dow Chemical Company Project      6,400,000    2.20       5/02/02      6,400,000
------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                            15,800,000
------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 0.7%
Mississippi 0.2%
Mississippi Regional Housing Authority Number 8 MFHR -
  Magnolia Park Apartments Project (j)                  6,200,000    2.00       3/01/03      6,200,000

Tennessee 0.2%
Brownsville, Tennessee IDB IDR -
  Dynametal Technologies, Inc. Project (j)              6,160,000    3.80       6/01/02      6,160,000

Texas 0.2%
Harris County, Texas HFC MFHR -
  Arbor II, Ltd. Project (j)                            4,200,000    2.85      10/01/02      4,200,000

Multiple States 0.1%
Eastern States Tax-Exempt Mortgage Bond Trust (j)       3,865,000    5.19       3/01/03      3,865,000
------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                        20,425,000
------------------------------------------------------------------------------------------------------
Semi-Annual Variable Rate Put Bonds 0.3%
Tennessee
Marion County, Tennessee Industrial Environmental
  Development Board EDR - Variform, Inc. Project (j)    7,000,000    1.90       8/01/02      7,000,000
------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                    7,000,000
------------------------------------------------------------------------------------------------------
Quarterly Variable Rate Put Bonds 0.1%
Minnesota
St. Paul, Minnesota Housing and
  Redevelopment Authority - Gillette Children          3,197,998     2.10       7/01/02      3,197,998
  Specialty Project (j)
------------------------------------------------------------------------------------------------------
Total Quarterly Variable Rate Put Bonds                                                      3,197,998
------------------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued )                                 April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                             Principal   Yield to    Maturity    Amortized
                                                              Amount     Maturity    Date (d)  Cost (Note 2)
--------------------------------------------------------------------------------------------------------------
Monthly Variable Rate Put Bonds 0.3%
Maryland 0.2%
Capital View II LP Tax-Exempt Bond Grantor Trust (j)        $ 6,380,000    2.40%     5/01/02    $ 6,380,000

Ohio 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust (j)                   1,406,662    2.35      5/01/02      1,406,662
--------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                             7,786,662
--------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 77.3%
Alabama 3.4%
Alabama HFA MFHR - Sterling Pointe Apartments Project (j)     4,500,000    1.90      5/08/02      4,500,000
Alabama HFA SFMR:
  Series A (j)                                               17,805,000    1.98      5/08/02     17,805,000
  Series B (j)                                               19,490,000    1.98      5/08/02     19,490,000
Alabama State IDA IDR:
  Research Genetics, Inc. Project (j)                         2,075,000    2.12      5/08/02      2,075,000
  Whitesell Project (j)                                       3,575,000    2.12      5/08/02      3,575,000
Bridgeport, Alabama IDB IDR - Beaulieu
  Nylon, Inc. Project (j)                                    10,000,000    1.95      5/08/02     10,000,000
Butler County, Alabama IDA IDR - Butler County
  Industry Project (j)                                        1,040,000    2.10      5/08/02      1,040,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (j)    2,570,000    2.12      5/08/02      2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc.
  Project (j)                                                   620,000    2.00      5/08/02        620,000
Huntsville, Alabama IDB Industrial Revenue -
  Modular Process Technology Corporation Project (j)          4,000,000    2.03      5/08/02      4,000,000
Mobile, Alabama Special Care Facilities Financing
  Authority Revenue - Ascension Health Credit Project         2,000,000    1.80      5/08/02      2,000,000
Montgomery, Alabama Downtown Redevelopment Authority
  Revenue - Southern Poverty Law Project                      8,995,000    1.85      5/08/02      8,995,000
Montgomery, Alabama IDB IDR:
  Asphalt Contractors, Inc. Project (j)                         900,000    2.12      5/08/02        900,000
  Piknik Properties, Inc. Project (j)                         5,740,000    1.95      5/08/02      5,740,000
Montgomery, Alabama IDB Revenue - Norment
  Industries, Inc. Project (j)                                1,820,000    2.00      5/08/02      1,820,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (j)             1,140,000    2.05      5/08/02      1,140,000
Selma, Alabama IDB IDR - Specialty Minerals Project (j)       4,000,000    1.80      5/08/02      4,000,000
Shelby County, Alabama Economic and IDA Revenue -
   MD Henry Company, Inc. Project (j)                         1,500,000    2.08      5/08/02      1,500,000
Tuscaloosa County, Alabama IDA IDR - Automotive
  Corridor Project (j)                                        2,200,000    2.00      5/08/02      2,200,000
                                                                                               ------------
                                                                                                 93,970,000
Arkansas 0.2%
Greene County, Arkansas IDR - Jimmy Sanders,
  Inc. Project (j)                                            4,200,000    1.90      5/08/02      4,200,000
Trumann, Arkansas IDR - Roach Manufacturing
  Corporation Project (j)                                     2,000,000    2.05      5/08/02      2,000,000
                                                                                               ------------
                                                                                                  6,200,000
California 7.4%
California GO:
  Series L16                                                 34,935,000    2.15      5/08/02     34,935,000
  Series L22                                                 12,640,000    2.15      5/08/02     12,640,000

California Infrastructure and Economic Development
  Bank Revenue - Independent Systems Operator
  Corporation Project:
  Series B (j)                                               15,350,000    1.75      5/08/02     15,350,000
  Series C (j)                                               12,205,000    1.90      5/08/02     12,205,000
California PCFA PCR Floating Rate Trust Receipts (j)         49,900,000    2.20      5/08/02     49,900,000
Glenn, California IDA IDR - Land O' Lakes, Inc.
  Project (j)                                                 2,900,000    1.95      5/08/02      2,900,000
Los Angeles County, California IDA IDR - Goldberg &
  Solovy Foods, Inc. Project (j)                              2,525,000    2.85      5/08/02      2,525,000
Los Angeles, California Unified School District COP -
  Belmont Learning Complex Project (j)                       64,285,000    1.70      5/08/02     64,285,000
Oxnard, California IDA IDR - O.G.
  Dehydrated, Inc. Project (j)                                3,050,000    3.58      5/08/02      3,050,000
Riverside County, California IDA IDR - Triple H
  Processors Project                                          2,040,000    2.50      5/08/02      2,040,000
San Bernardino County, California COP - 1992 Justice
  Center/Airport Improvements Refunding Project (j)           1,960,000    2.20      5/08/02      1,960,000
San Marcos, California IDA IDR - Tri-M Company Project (j)    1,000,000    2.43      5/08/02      1,000,000
                                                                                               ------------
                                                                                                202,790,000

Colorado 5.2%
Aurora, Colorado IDR - Optima Batteries, Inc. Project (j)     3,430,000    1.95      5/08/02      3,430,000
Colorado HFA EDR:
  Casa Rosa and Denver Gasket Project (j)                     1,840,000    2.10      5/08/02      1,840,000
  NTA Leasing Company Project (j)                             1,830,000    2.05      5/08/02      1,830,000
Fort Collins, Colorado EDR Refunding - Comridge Project (j)   2,620,000    2.10      5/08/02      2,620,000

--------------------------------------------------------------------------------------------------------------------------
                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                           Principal   Yield to   Maturity     Amortized
                                                                            Amount     Maturity   Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------
Hudson, Colorado IDR (j)                                                  $ 1,250,000    2.05%     5/08/02    $  1,250,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project (j)                975,000    2.05      5/08/02         975,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (j)          2,510,000    2.45      5/08/02       2,510,000
Park Creek Metropolitan District Tax Increment Revenue (j)                 74,850,000    2.05      5/08/02      74,850,000
Roaring Fork Municipal Products LLC                                        53,775,000    1.98      5/08/02      53,775,000
Weld County, Colorado Revenue - MAK Group Project (j)                       1,345,000    2.05      5/08/02       1,345,000
                                                                                                              ------------
                                                                                                               144,425,000
Florida 1.5%
Broward County, Florida Airport System Revenue (j)                          4,535,000    1.88      5/08/02       4,535,000
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments Project (j)   12,000,000    2.25      5/08/02      12,000,000
Florida Finance Corporation MFHR (j)                                       17,030,000    1.90      5/08/02      17,030,000
Ithaka Partners II Trust Certificates (j)                                   3,297,385    2.05      5/08/02       3,297,385
Jacksonville, Florida Economic Development Commission IDR -
  Tremron Jacksonville Project (j)                                          3,000,000    2.00      5/08/02       3,000,000
                                                                                                              ------------
                                                                                                                39,862,385
Georgia 1.8%
Bulloch County, Georgia Development Authority Solid Waste Disposal
  Revenue - Apogee Enterprises, Inc. Project (j)                            5,400,000    1.93      5/08/02       5,400,000
Columbus, Georgia Development Authority Revenue Refunding - Jordan
  Company Project (j)                                                       1,080,000    2.05      5/08/02       1,080,000
Crisp County, Georgia Solid Waste Management Authority Revenue (j)         29,820,000    2.17      5/08/02      29,820,000
Harralson County, Georgia Development Authority IDR - Gold Kist, Inc.
  Project (j)                                                               7,500,000    1.95      5/08/02       7,500,000
La Grange, Georgia Development Authority Revenue Refunding -
  Sara Lee Corporation Project                                              4,000,000    2.20      5/08/02       4,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (j)      1,060,000    2.70      5/08/02       1,060,000
                                                                                                              ------------
                                                                                                                48,860,000
Idaho 1.4%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project (j)         5,175,000    1.95      5/08/02       5,175,000
Idaho Housing and Finance Association SFMR:
  Series B                                                                 10,500,000    1.80      5/08/02      10,500,000
  Series E                                                                 12,000,000    1.80      5/08/02      12,000,000
  Series F                                                                 10,500,000    1.80      5/08/02      10,500,000
                                                                                                              ------------
                                                                                                                38,175,000
Illinois 8.8%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower Apartments
  Project (j)                                                               7,050,000    2.89      5/08/02       7,050,000
Aurora, Illinois SFMR                                                      10,889,196    1.68      5/08/02      10,889,196
Aurora, Kane & DuPage Counties, Illinois IDR (j)                            1,120,000    2.10      5/08/02       1,120,000
Carol Stream, Illinois IDR - MI Enterprises Project (j)                     1,840,000    1.95      5/08/02       1,840,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project (j)                    1,620,000    1.99      5/08/02       1,620,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (j)                1,385,000    2.08      5/08/02       1,385,000
Clipper Brigantine Tax-Exempt Certificates Trust (j)                       25,435,000    1.98      5/08/02      25,435,000
Geneva, Illinois IDR - Continental Envelope Project (j)                     2,585,000    2.00      5/08/02       2,585,000
Illinois DFA IDR:
  Apogee Enterprises, Inc. Project (j)                                      1,000,000    1.93      5/08/02       1,000,000
  Homak Manufacturing Company, Inc. Project (j)                             4,610,000    1.95      5/08/02       4,610,000
  Icon Metalcraft, Inc. Project (j)                                         1,780,000    1.95      5/08/02       1,780,000
  Knead Dough Baking Company Project (j)                                    4,775,000    2.00      5/08/02       4,775,000
  MCL, Inc. Project (j)                                                     5,095,000    2.00      5/08/02       5,095,000
  MZG Associates LLC Project (j)                                            4,965,000    1.95      5/08/02       4,965,000
  Tella Tool & Manufacturing Company Project (j)                            1,530,000    1.90      5/08/02       1,530,000
  Wave, Inc. Project (j)                                                    4,100,000    1.99      5/08/02       4,100,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical Industries
  Project (j)                                                               1,900,000    1.95      5/08/02       1,900,000
Illinois DFA Revenue - Provena Health Project (j)                          62,750,000    2.05      5/08/02      62,750,000
Iroquois County, Illinois IDR - Swissland Packing Company Project (j)       2,800,000    2.00      5/08/02       2,800,000
Lake County, Illinois IDR - Brown Paper Goods Project (j)                   3,560,000    2.04      5/08/02       3,560,000
Lakemoor, Illinois MFHR:
  Series A (j)                                                             27,160,000    1.83      5/08/02      27,160,000
  Series B (j)                                                             43,735,486    1.98      5/08/02      43,735,486
Naperville, Illinois IDR - General Motors Corporation Project               6,180,000    2.95      5/08/02       6,180,000
Phoenix Realty Special Account MFHR - Brightons Mark Project                8,075,000    2.13      5/08/02       8,075,000
Springfield, Illinois Airport Authority Revenue -
  Project Allied-Signal, Inc. Project                                       4,375,000    4.95      5/08/02       4,375,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard Project (j)     1,725,000    1.90      5/08/02       1,725,000
                                                                                                              ------------
                                                                                                               242,039,682
Indiana 1.0%
Brownsburg, Indiana EDR - Zanetis Enterprises Project (j)                   2,500,000    1.95      5/08/02       2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company Project (j)        8,100,000    1.98      5/08/02       8,100,000

                                                                              47

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                              April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------

                                STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                       Principal    Yield to     Maturity       Amortized
                                                                        Amount      Maturity     Date (d)     Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Indianapolis Industrial EDR - Roth Companies,Inc. Project (j)         $ 2,700,000     2.00%      5/08/02      $ 2,700,000
Indianapolis, Indiana Airport Facility Revenue:
  Series C                                                              2,000,000     2.05       5/08/02        2,000,000
  Series F                                                              7,000,000     2.05       5/08/02        7,000,000
La Porte County, Indiana EDR - Universal Forest Products
  Project (j)                                                           2,400,000     1.90       5/08/02        2,400,000
Shelbyville, Indiana EDR - AFR Properties and American Resources
  Projects (j)                                                          2,250,000     2.04       5/08/02        2,250,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project                    1,000,000     2.05       5/08/02        1,000,000
                                                                                                              -----------
                                                                                                               27,950,000

Iowa 0.6%
Eldridge, Iowa IDR - American Finishing Resources, Inc. (j)             1,685,000     2.09       5/08/02        1,685,000
Indianola, Iowa Health Care Facility Revenue Refunding - The
  Village Project (j)                                                   4,945,000     1.95       5/08/02        4,945,000
Iowa Finance Authority IDR:
  Dixie Bedding Company Project (j)                                     3,000,000     2.50       5/08/02        3,000,000
  First Cooperative Association Project (j)                             2,975,000     2.00       5/08/02        2,975,000
Scott County, Iowa Industrial Waste Revenue - Nichols Aluminum
  Project (j)                                                           2,600,000     1.95       5/08/02        2,600,000
                                                                                                              -----------
                                                                                                               15,205,000

Kansas 0.3%
Lawrence, Kansas IDR - ProSoCo Project (j)                              4,970,000     2.03       5/08/02        4,970,000
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project (j)          3,600,000     2.00       5/08/02        3,600,000
                                                                                                              -----------
                                                                                                                8,570,000

Kentucky 3.5%
Bardstown, Kentucky IBR - Linpac Materials Handling Project (j)         5,890,000     2.00       5/08/02        5,890,000
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments
  Project (j)                                                           4,155,000     1.95       5/08/02        4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd.
  Project (j)                                                           7,815,000     2.00       5/08/02        7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (j)       63,950,000     2.20       5/08/02       63,950,000
Madisonville, Kentucky IBR - Period, Inc. Project (j)                   3,640,000     1.95       5/08/02        3,640,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (j)          10,000,000     2.12       5/08/02       10,000,000
                                                                                                              -----------
                                                                                                               95,450,000
Louisiana 0.2%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue -
  Shreveport Fabricators Project (j)                                    1,500,000     2.80       5/08/02        1,500,000
Kentwood, Louisiana IDR Refunding - Suntory Water Group, Inc.
  Project (j)                                                           1,100,000     1.85       5/08/02        1,100,000
Louisiana Local Government Environmental Facilities and Community
  Development Authority Revenue - Caddo-Bossier Parishes Project (j)    1,500,000     2.80       5/08/02        1,500,000
                                                                                                              -----------
                                                                                                                4,100,000
Maine 0.2%
Maine Finance Authority Revenue - William Arthur, Inc. Project:
  Series 1997 (j)                                                       1,500,000     2.00       5/08/02        1,500,000
  Series 1998 (j)                                                       3,500,000     2.00       5/08/02        3,500,000
                                                                                                              -----------
                                                                                                                5,000,000

Maryland 0.5%
Maryland EDC IDR - Lenmar, Inc. Project (j)                             5,310,000     1.93       5/08/02        5,310,000
Montgomery County, Maryland Housing Opportunities Commission
  Housing Revenue (j)                                                   4,000,000     1.95       5/08/02        4,000,000
Washington County, Maryland EDR - Tandy Project                         5,100,000     2.95       5/08/02        5,100,000
                                                                                                              -----------
                                                                                                               14,410,000

Massachusetts 0.4%
Massachusetts Industrial Finance Agency IDR:
  Barker Steel Company Issue (j)                                        1,400,000     2.20       5/08/02        1,400,000
  Portland Causeway Realty Trust (j)                                    2,600,000     1.75       5/08/02        2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies,
  Inc. Project (j)                                                      6,500,000     1.75       5/08/02        6,500,000
                                                                                                              -----------
                                                                                                               10,500,000

Michigan 0.9%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc.
  Project                                                               1,400,000     3.04       5/08/02        1,400,000
Michigan Hospital Finance Authority Revenue                             8,970,000     2.00       5/08/02        8,970,000
Michigan Strategic Fund, Ltd. Obligation Revenue:
  Drake Enterprises Project (j)                                         3,800,000     2.00       5/08/02        3,800,000
  Height Investments Project (j)                                        5,500,000     2.00       5/08/02        5,500,000
  Midwest Kellering Company Project (j)                                 2,800,000     2.00       5/08/02        2,800,000
  Sligh Furniture Company Project (j)                                   3,400,000     2.00       5/08/02        3,400,000
                                                                                                              -----------
                                                                                                               25,870,000

Minnesota 1.1%
Buffalo, Minnesota Ekon Powder Coating Project (j)                      2,000,000     2.05       5/08/02        2,000,000
Burnsville, Minnesota Housing Revenue - Provence LLC Project (j)       13,448,000     1.93       5/08/02       13,448,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue - American
  Crystal Sugar Company Project (j)                                     5,750,000     2.05       5/08/02        5,750,000

-------------------------------------------------------------------------------------------------------------------------------
                                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                            Principal     Yield to    Maturity     Amortized
                                                                             Amount       Maturity     Date(d)    Cost (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
Fairbault, Minnesota IDR - Apogee Enterprises, Inc. Project (j)            $ 1,000,000      1.93%      5/08/02     $ 1,000,000
New Brighton, Minnesota IDR - Donatelle Holdings Project (j)                 2,650,000      2.05       5/08/02       2,650,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project (j)          600,000      2.05       5/08/02         600,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project (j)    1,345,000      2.05       5/08/02       1,345,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project        4,675,000      2.12       5/08/02       4,675,000
                                                                                                                   -----------
                                                                                                                    31,468,000

Mississippi 0.5%
Mississippi Business Finance Corporation IDR:
  American Metal Sales, Inc. Project (j)                                     3,190,000      2.10       5/08/02       3,190,000
  Barclay Furniture Company Project (j)                                      1,300,000      2.05       5/08/02       1,300,000
  Jimmy Sanders, Inc. Project (j)                                            1,900,000      1.90       5/08/02       1,900,000
  Polks Meat Products, Inc. Project (j)                                      3,600,000      2.10       5/08/02       3,600,000
  TT&W Farm Products Project (j)                                             2,690,000      1.90       5/08/02       2,690,000
Mississippi Business Finance Corporation Revenue - Arch Aluminum &
  Glass Project (j)                                                          1,695,000      1.90       5/08/02       1,695,000
                                                                                                                   -----------
                                                                                                                    14,375,000

Missouri 1.0%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber
  Products Project (j)                                                       3,300,000      2.00       5/08/02       3,300,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
  Series A (j)                                                               1,990,000      2.00       5/08/02       1,990,000
  Series B (j)                                                                 765,000      2.00       5/08/02         765,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project               2,300,000      1.93       5/08/02       2,300,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project (j)      6,195,000      1.98       5/08/02       6,195,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (j)                     2,000,000      2.03       5/08/02       2,000,000
St. Joseph, Missouri IDR - Lifeline Foods LLC Project (j)                    7,140,000      2.00       5/08/02       7,140,000
Washington, Missouri IDA IDR - Clemco Industries Project (j)                 5,000,000      1.98       5/08/02       5,000,000
                                                                                                                   -----------
                                                                                                                    28,690,000

Nebraska 0.4%
Adams County, Nebraska IDR - Hastings EDC Project (j)                        1,920,000      2.05       5/08/02       1,920,000
Boone County, Nebraska IDR - Global Industries, Inc. Project (j)             3,700,000      2.05       5/08/02       3,700,000
Buffalo County, Nebraska IDR - Agrex, Inc. Project (j)                       1,635,000      1.80       5/08/02       1,635,000
Hall County, Nebraska IDR (j)                                                2,790,000      2.05       5/08/02       2,790,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (j)                        400,000      1.80       5/08/02         400,000
                                                                                                                   -----------
                                                                                                                    10,445,000

New Hampshire 0.2%
New Hampshire Business Finance Authority Industrial Facility Revenue -
  Nickerson Assembly Company Project (j)                                     1,420,000      1.90       5/08/02       1,420,000
New Hampshire IDA (j)                                                        5,000,000      2.35       5/08/02       5,000,000
                                                                                                                   -----------
                                                                                                                     6,420,000

New Mexico 0.5%
Bernalillo County, New Mexico MFHR - Westwood Villas Project (j)            13,360,000      2.58       5/08/02      13,360,000

New York 0.4%
Ontario County, New York Industrial Development Agency IDR Refunding -
  Seneca Foods Corporation Project (j)                                       5,185,000      2.12       5/08/02       5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project (j)        5,060,000      2.12       5/08/02       5,060,000
                                                                                                                   -----------
                                                                                                                    10,245,000

North Carolina 0.4%
Craven County, North Carolina Industrial Facilities and PCFA IDR -
  Wheatstone Corporation Project (j)                                         3,080,000      2.70       5/08/02       3,080,000
Guilford County, North Carolina Industrial Facilities and PCFA Revenue -
  Crescent Sleep Products Project (j)                                        5,900,000      2.50       5/08/02       5,900,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project (j)                                 2,000,000      2.12       5/08/02       2,000,000
Wake County, North Carolina Industrial Facilities and PCFA Revenue -
  Carolina Power & Light Company Project (j)                                 1,200,000      2.70       5/08/02       1,200,000
                                                                                                                   -----------
                                                                                                                    12,180,000

North Dakota 0.1%
Traill County, North Dakota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project (j)                                 3,580,000      2.05       5/08/02       3,580,000

Ohio 4.6%
Butler County, Ohio Hospital Facilities Revenue (j)                         29,995,000      1.90       5/08/02      29,995,000
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and
  One Industry Drive, Inc. Projects (j)                                      1,760,000      2.05       5/08/02       1,760,000

                                                                              49

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                   April 30, 2002 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                              Principal      Yield to     Maturity      Amortized
                                                                               Amount        Maturity     Date (d)    Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Franklin County, Ohio Hospital Revenue (j)                                   $20,000,000       1.88%      5/08/02     $ 20,000,000
Franklin County, Ohio IDR - Lifeline Shelter System Project(j)                 1,560,000       2.09       5/08/02        1,560,000
Gallia County, Ohio IDR - Harsco Corporation Project                           3,500,000       3.68       5/08/02        3,500,000
Hamilton County, Ohio Hospital Facilities Revenue (j)                         53,000,000       1.90       5/08/02       53,000,000
Marion County, Ohio IDR - Central Ohio Farmers Project (j)                     4,000,000       2.00       5/08/02        4,000,000
Oakwood, Ohio IDR - Sennett Steel Corporation Project (j)                      2,000,000       1.93       5/08/02        2,000,000
Ohio Water Development Authority Pollution Control Facilities Revenue -
  General Motors Corporation Project                                          10,000,000       2.95       5/08/02       10,000,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (j)                       570,000       4.00       5/08/02          570,000
                                                                                                                      ------------
                                                                                                                       126,385,000

Oklahoma 2.2%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project(j)                7,030,000       1.98       5/08/02        7,030,000
Oklahoma HDA MFHR:
  Series A (j)                                                                45,000,000       1.90       5/08/02       45,000,000
  Series B (j)                                                                 8,200,000       1.90       5/08/02        8,200,000
                                                                                                                      ------------
                                                                                                                        60,230,000

Pennsylvania 0.3%
North Pennsylvania Health, Hospital and Education Authority
Hospital Revenue -
  Maple Village Project (j)                                                    7,700,000       2.10       5/08/02        7,700,000
Northeastern Pennsylvania Hospital and Education Authority
Health Care Revenue -
  Wyoming Valley Health Care Project (j)                                       1,220,000       1.85       5/08/02        1,220,000
                                                                                                                      ------------
                                                                                                                         8,920,000

South Carolina 0.8%
Charleston County, South Carolina Industrial Revenue - Tandy                   1,000,000       2.85       5/08/02        1,000,000
   Corporation Project
Lee County, South Carolina IDR - WPJ Realty, Inc. Project (j)                  2,500,000       1.88       5/08/02        2,500,000
Richland County, South Carolina IDR - Ashland Oil Project                      1,400,000       3.04       5/08/02        1,400,000
South Carolina HFA HDA MFHR (j)                                                  520,000       1.90       5/08/02          520,000
South Carolina Jobs EDA EDR:
  Alexander Machinery, Inc. Project (j)                                        1,700,000       2.12       5/08/02        1,700,000
  Carolina Cotton Works, Inc. Project (j)                                      2,100,000       1.93       5/08/02        2,100,000
  F&S Realty LLC Project (j)                                                   7,780,000       2.12       5/08/02        7,780,000
  Sea Pro Boats, Inc. Project (j)                                              1,280,000       1.98       5/08/02        1,280,000
South Carolina Jobs EDA Health Facilities Revenue (j)                          5,000,000       1.88       5/08/02        5,000,000
                                                                                                                      ------------
                                                                                                                        23,280,000

South Dakota 3.3%
Brookings, South Dakota IDR - Lomar Development Company Project (j)            1,800,000       2.40       5/08/02        1,800,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC (j)          1,000,000       2.00       5/08/02        1,000,000
South Dakota HDA Revenue - Housing Development Project                         1,955,000       2.00       5/08/02        1,955,000
South Dakota HDA SFMR                                                         60,180,000       1.77       5/08/02       60,180,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals
  and Health System Revenue                                                   25,310,000       2.10       5/08/02       25,310,000
                                                                                                                      ------------
                                                                                                                        90,245,000

Tennessee 2.0%
Carter County, Tennessee IDB MFHR Refunding - Willow Run
  Apartments Project (j)                                                       6,675,000       1.95       5/08/02        6,675,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey
  Perforated Products Project (j)                                              2,500,000       1.95       5/08/02        2,500,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
  Fairfield Glade Community Club (j)                                           7,000,000       2.03       5/08/02        7,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products
   Manufacturing Company Project (j)                                           2,400,000       2.08       5/08/02        2,400,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project (j)       2,900,000       2.08       5/08/02        2,900,000
Jackson,Tennessee Health, Educational and Housing Facility
  Board MFHR:
  Park Ridge Apartments Project                                                5,000,000       2.00       5/08/02        5,000,000
  Union University Project (j)                                                 4,100,000       1.93       5/08/02        4,100,000
  University School of Jackson Project (j)                                     6,700,000       1.93       5/08/02        6,700,000
Knox County, Tennessee Health, Educational and Housing
  Facilities Board Revenue - Holston Long Term Care Project (j)                3,600,000       2.00       5/08/02        3,600,000
Memphis - Shelby County, Tennessee IDB IDR - Delta Metals
  Company, Inc. Project (j)                                                    1,200,000       1.90       5/08/02        1,200,000
Memphis - Shelby County, Tennessee IDB IDR Refunding -
  Techno Steel Corporation Project (j)                                         3,485,000       1.98       5/08/02        3,485,000
Montgomery County, Tennessee IDB IDR - Nashville Wire
  Products Project (j)                                                         2,000,000       2.08       5/08/02        2,000,000
Rutherford County, Tennessee IDB IDR - Tennessee Farmers Cooperative Project:
  Series B (j)                                                                 1,000,000       2.00       5/08/02        1,000,000
  Series C (j)                                                                 1,600,000       2.00       5/08/02        1,600,000
Wilson County, Tennessee Health and Educational Facilities
  Board MFHR - Saddlebrook Apartments Project                                  5,000,000       1.75       5/08/02        5,000,000
                                                                                                                      ------------
                                                                                                                        55,160,000

----------------------------------------------------------------------------------------------------------------------

                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                       Principal   Yield to   Maturity     Amortized
                                                                        Amount     Maturity    Date (d)  Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------
Texas 5.9%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc.Project (j)    $ 3,250,000     1.80%     5/08/02   $  3,250,000
Bastrop County, Texas IDC Industrial Revenue - Biocrest Partners
  LP Project (j)                                                        6,490,000     2.55      5/08/02      6,490,000
Bexar County, Texas HFC MFHR - UTSA Apartments Project (j)              3,700,000     1.88      5/08/02      3,700,000
Bexar County, Texas Health Facilities Development Corporation
  Revenue (j)                                                           5,620,000     2.00      5/08/02      5,620,000
Brazos River Authority PCR (j)                                         19,900,000     1.90      5/08/02     19,900,000
Brownsville, Texas IDC IDR - Tella Tool & Manufacturing Company
  Project (j)                                                           1,270,000     1.95      5/08/02      1,270,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil,
  Inc. Project                                                          4,700,000     3.04      5/08/02      4,700,000
Harris County, Texas HFC MFHR - Torrey Chase Apartments Project         5,420,000     1.88      5/08/02      5,420,000
Harris County, Texas Health Facilities Development
  Corporation Revenue:
  Series PA 549 (j)                                                     8,995,000     2.00      5/08/02      8,995,000
  Series PT 443 (j)                                                     4,430,000     2.00      5/08/02      4,430,000
  Series 6 (j)                                                          8,330,000     2.05      5/08/02      8,330,000
Harris County, Texas IDC IDR - North American Galvanizing Project (j)   4,410,000     2.00      5/08/02      4,410,000
Houston, Texas Independent School District GO (j)                      10,000,000     1.83      5/08/02     10,000,000
Matagorda County, Texas Hospital District Revenue (j)                   3,600,000     1.90      5/08/02      3,600,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project (j)       3,000,000     2.05      5/08/02      3,000,000
North Central Texas Health Facility Development Corporation
  Revenue (j)                                                           6,010,000     2.00      5/08/02      6,010,000
Port Development Corporation Marine Terminal Revenue -
  Pasadena Terminal Company, Inc. Project (j)                             150,000     1.95      5/08/02        150,000
Robstown, Texas IDC IDR - Concrete Pipe and Products
  Company, Inc. Project (j)                                             1,600,000     1.85      5/08/02      1,600,000
San Antonio, Texas HFC MFHR (j)                                         6,525,000     1.95      5/08/02      6,525,000
Tarrant County, Texas HFC Revenue (j)                                  27,240,000     1.95      5/08/02     27,240,000
Texas Department of Housing and Community Affairs MFHR (j)             12,000,000     1.90      5/08/02     12,000,000
Texas Municipal Securities Trust Receipts                              10,270,000     1.85      5/08/02     10,270,000
  Waco, Texas IDC IDR - Chad A. Greif Trust Project (j)                 5,600,000     2.08      5/08/02      5,600,000
                                                                                                          ------------
                                                                                                           162,510,000

Utah 0.6%
Logan City, Utah Revenue (j)                                            2,385,000     1.90      5/08/02      2,385,000
Utah Housing Corporation SFMR                                           7,000,000     1.80      5/08/02      7,000,000
West Jordan, Utah IDR - Southwire Company Project (j)                   6,240,000     1.98      5/08/02      6,240,000
                                                                                                          ------------
                                                                                                            15,625,000

Virginia 0.7%
Alexandria, Virginia Redevelopment and Housing Authority MFHR (j)      13,820,000     1.90      5/08/02     13,820,000
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (j)           1,900,000     2.12      5/08/02      1,900,000
Virginia Beach, Virginia IDA Revenue - Management Services
  Group Project (j)                                                     3,000,000     2.12      5/08/02      3,000,000
                                                                                                          ------------
                                                                                                            18,720,000
Washington 0.1%
Pierce County, Washington EDC Revenue - Brown & Haley Project (j)         440,000     2.10      5/08/02        440,000
Washington EDFA EDR:
  Art and Theresa Mensonides Project (j)                                2,240,000     2.05      5/08/02      2,240,000
  Darigold/Westfarm Foods Project (j)                                   1,000,000     1.95      5/08/02      1,000,000
                                                                                                          ------------
                                                                                                             3,680,000

West Virginia 1.1%
Harrison County, West Virginia Board of Education MERLOT (j)           20,565,000     1.93      5/08/02     20,565,000
Monongalia County, West Virginia Board of Education Revenue
  MERLOT (j)                                                           10,775,000     1.93      5/08/02     10,775,000
                                                                                                          ------------
                                                                                                            31,340,000

Wisconsin 2.9%
Appleton, Wisconsin IDR:
  Graphic Communications Project (j)                                    2,100,000     1.95       5/08/02     2,100,000
  Great Northern Corporation Project (j)                                1,500,000     1.95       5/08/02     1,500,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (j)                 4,600,000     1.93       5/08/02     4,600,000
Ashwaubenon, Wisconsin IDR:
  Pioneer Metal Finishing, Inc. Project (j)                             1,615,000     2.30       5/08/02     1,615,000
  Valley Packaging Supply Company Project (j)                           2,320,000     1.95       5/08/02     2,320,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau
  Paper Mills Company Project (j)                                       9,500,000     2.00       5/08/02     9,500,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (j)              2,000,000     2.12       5/08/02     2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project (j)       4,300,000     2.00       5/08/02     4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project (j)             3,125,000     1.90       5/08/02     3,125,000
Deerfield, Wisconsin IDR Refunding - Interpane Glass
  Company Project (j)                                                   1,600,000     1.99       5/08/02     1,600,000
Eagle, Wisconsin IDR - Generac Corporation Project (j)                  3,600,000     2.00       5/08/02     3,600,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company Project (j)        2,320,000     1.95       5/08/02     2,320,000
Franklin, Wisconsin IDR:
  Howard Henz Company, Inc. Project (j)                                 2,585,000     1.99       5/08/02     2,585,000
  Smyczek/ECS Project (j)                                               2,000,000     2.10       5/08/02     2,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                 April 30, 2002 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

                                            STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                             Principal    Yield to    Maturity     Amortized
                                                                               Amount     Maturity    Date (d)    Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------
Germantown, Wisconsin IDR (j)                                              $ 1,200,000      1.95%     5/08/02    $  1,200,000
Howard, Wisconsin IDR - Fox Converting, Inc. Project (j)                     4,500,000      1.95      5/08/02       4,500,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project (j)   7,710,000      2.12      5/08/02       7,710,000
Kiel, Wisconsin IDR - Household Utilities, Inc. Project (j)                  3,000,000      1.95      5/08/02       3,000,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue -
  CityForest Corporation Project (j)                                         2,580,000      4.95      5/08/02       2,580,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (j)                   2,005,000      1.95      5/08/02       2,005,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue
  Refunding - Helwig Carbon Products Project (j)                             1,605,000      1.95      5/08/02       1,605,000
Milwaukee, Wisconsin Redevelopment Authority IDR - Palermo
Villa, Inc. Project (j)                                                      2,750,000      1.95      5/08/02       2,750,000
New London, Wisconsin IDR:
  Steel King Industries, Inc. Project (j)                                    1,655,000      2.05      5/08/02       1,655,000
  Wohlt Cheese Corporation Project (j)                                       4,000,000      1.95      5/08/02       4,000,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (j)                     2,000,000      2.04      5/08/02       2,000,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (j)                 1,000,000      1.93      5/08/02       1,000,000
West Bend, Wisconsin IDR - BesTech Tool Corporation Project (j)              1,540,000      1.95      5/08/02       1,540,000
                                                                                                                 ------------
                                                                                                                   78,710,000

Wyoming 0.5%
Campbell County, Wyoming IDR - Powder Basin Properties Project (j)             880,000      1.90      5/08/02         880,000
Gillette, Wyoming PCR Refunding (j)                                         11,985,000      1.80      5/08/02      11,985,000
Green River, Wyoming PCR - Allied Corporation Project                        2,000,000      2.58      5/08/02       2,000,000
                                                                                                                 ------------
                                                                                                                   14,865,000

Multiple States 10.4%
Clipper Brigantine Tax-Exempt Certificates Trust (j)                         2,365,000      1.98      5/08/02       2,365,000
Clipper Tax-Exempt Trust COP (j)                                           139,544,510      2.03      5/08/02     139,544,510
IBM Tax-Exempt Trust (j)                                                     4,509,930      1.93      5/08/02       4,509,930
Koch Floating Rate Trust (j)                                                10,804,117      1.98      5/08/02      10,804,117
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (j)                  48,415,000      2.20      5/08/02      48,415,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (j)                       30,000,000      1.88      5/08/02      30,000,000
Macon Trust Pooled Certificates (j)                                         46,275,000      1.93      5/08/02      46,275,000
Puttable Floating Option Tax-Exempt Receipts (j)                             5,485,000      1.98      5/08/02       5,485,000
                                                                                                                 ------------
                                                                                                                  287,398,557
-----------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                            2,131,208,624
-----------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 8.3%
Arkansas 0.8%
Benton County, Arkansas Public Facilities Board MFHR:
  Bentonville Commons Project                                               11,870,000      1.68      5/01/02      11,870,000
  Rogers Commons Apartments Project                                         11,000,000      1.68      5/01/02      11,000,000
                                                                                                                -------------
                                                                                                                   22,870,000

District of Columbia 2.6%
District of Columbia Revenue - Medlantic Project (j)                        70,815,000      1.95      5/01/02      70,815,000

Florida 1.1%
Hillsborough County, Florida IDA PCR - Tampa Electric Company
  Project                                                                   20,000,000      2.15      5/01/02      20,000,000
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric
  Company Project                                                           11,405,000      2.00      5/01/02      11,405,000
                                                                                                                 ------------
                                                                                                                   31,405,000

Louisiana 0.1%
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project           2,300,000      2.35      5/01/02       2,300,000

Michigan 0.7%
Michigan Strategic Fund Limited Obligation
  Revenue - Dow Chemical Company Project:
  Series 1992                                                               10,900,000      2.00      5/01/02      10,900,000
  Series 1999                                                                2,400,000      2.35      5/01/02       2,400,000
  Series 2000                                                                5,300,000      2.35      5/01/02       5,300,000
Midland County, Michigan EDC EDR Obligation - Dow Chemical Company
  Project                                                                    1,000,000      2.40      5/01/02       1,000,000
                                                                                                                 ------------
                                                                                                                   19,600,000

Minnesota 0.9%
Rochester, Minnesota MFHR - Weatherstone Townhomes Apartments
  Project                                                                   20,480,000      1.68      5/01/02      20,480,000
Sherburne County, Minnesota Housing and Redevelopment Authority IDR -
  Apperts, Inc. Project (j)                                                  3,750,000      2.15      5/01/02       3,750,000
                                                                                                                 ------------
                                                                                                                   24,230,000

New Mexico 0.1%
New Mexico Regional Housing Region II MFHR - San Clemente Apartments
  Project (j)                                                                3,200,000      1.78      5/01/02       3,200,000

------------------------------------------------------------------------------------------------------------------------------------

                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                           Principal     Yield to        Maturity      Amortized
                                                                            Amount       Maturity        Date (d)     Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
South Dakota 1.0%
South Dakota HDA SFMR                                                     $28,500,000     1.77%          5/01/02      $   28,500,000

Texas 0.9%
Brazos River, Texas Harbor Navigation District Brazoria County -
  Dow Chemical Project                                                      8,900,000     2.35           5/01/02           8,900,000
Gulf Coast Waste Disposal Authority Environmental Facilities
  Revenue - Bayer Corporation Project                                      14,800,000     1.90           5/01/02          14,800,000
                                                                                                                       -------------
                                                                                                                          23,700,000

Virginia 0.1%
Alexandria, Virginia IDA Revenue (j)                                        2,100,000     2.70           5/01/02           2,100,000
------------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                                      228,720,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.5%                                                                                  2,741,247,085
Other Assets and Liabilities, Net 0.5%                                                                                    14,472,789
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                     $2,755,719,874
====================================================================================================================================

                           STRONG TAX-FREE MONEY FUND

                                                                            Principal     Yield to       Maturity      Amortized
                                                                             Amount       Maturity       Date (d)     Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 17.0%
Alaska 0.7%
Valdez, Alaska Marine Terminal Revenue - Arco Transportation
Project (j)                                                                $1,000,000      3.10%           1/01/03       $ 1,000,000

Arizona 2.6%
Phoenix, Arizona IDA MFHR                                                   3,545,000      3.15            6/15/02         3,545,000

Illinois 1.8%
Schaumburg, Illinois 3.25% Park District GO                                 2,500,000      2.31           12/01/02         2,513,592

New York 1.7%
Buffalo, New York 3.40% Sewer Authority BAN                                 2,300,000      3.11            6/20/02         2,300,914

Tennessee 3.1%
Sumner County, Tennessee 3.00% Capital Outlay Notes                         4,200,000      2.71            6/26/02         4,201,907

Texas 1.8%
Texas 5.60% GO                                                              2,500,000      2.14           10/01/02         2,536,082

Wisconsin 3.8%
Waunakee, Wisconsin 2.24% Community School District BAN                     5,300,000      2.24            1/21/03         5,300,000

Multiple States 1.5%
Ironwood Trust 4.00 Pass-thru Certificates (j)                              1,998,000      3.00            7/01/02         1,998,000
------------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                     23,395,495
------------------------------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 1.5%
Colorado 0.9%
Colorado Health Facilities Authority Revenue                                1,290,000      5.88            1/15/03         1,290,000

Pennsylvania 0.6%
College Township, Pennsylvania 3.75% IDA IDR - Presbyterian
Homes Project (j)                                                             775,000      2.30           12/01/02           775,000
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                                       2,065,000
------------------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 78.1%
Alabama 7.0% Alabama HFA SFMR:
  Series A                                                                    280,000      1.98            5/08/02           280,000
  Series B                                                                    370,000      1.98            5/08/02           370,000
Mobile, Alabama Special Care Facilities Financing Authority
Revenue-Ascension Health Credit Project                                     3,000,000      1.80            5/08/02         3,000,000

                                                                                                                                  53


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                       April 30, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                         STRONG TAX-FREE MONEY FUND (continued)




                                                                         Principal     Yield to      Maturity           Amortized
                                                                          Amount       Maturity       Date (d)        Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------

Montgomery, Alabama Downtown Redevelopment Authority Revenue -
 Southern Poverty Law Project                                            $6,005,000       1.85%        5/08/02         $6,005,000
                                                                                                                       ----------
                                                                                                                        9,655,000
Alaska 2.0%
Alaska Industrial Development and Export Authority:
 Lot 5 (j)                                                                  195,000       2.20         5/08/02            195,000
 Lot 6 (j)                                                                2,230,000       2.20         5/08/02          2,230,000
 Lot 8 (j)                                                                  170,000       2.20         5/08/02            170,000
 Lot 11 (j)                                                                 110,000       2.20         5/08/02            110,000
                                                                                                                       ----------
                                                                                                                        2,705,000

California 9.7%
California Infrastructure and Economic Development Bank Revenue -
 Independent Systems Operator Corporation Project:
 Series B (j)                                                             2,530,000       1.75         5/08/02          2,530,000
 Series C (j)                                                             6,345,000       1.90         5/08/02          6,345,000
Los Angeles, California Unified School District COP - Belmont
 Learning Complex Project (j)                                             4,540,000       1.70         5/08/02          4,540,000
                                                                                                                       ----------
                                                                                                                       13,415,000
District of Columbia 2.1%
District of Columbia Tobacco Financing Corporation (j)                    2,950,000       1.98         5/08/02          2,950,000


Illinois 10.1%
Clipper Brigantine Tax-Exempt Certificates Trust (j)                      5,180,000       1.98         5/08/02          5,180,000
Lakemoor, Illinois MFHR (j)                                               8,700,000       1.83         5/08/02          8,700,000
                                                                                                                       ----------
                                                                                                                       13,880,000

Indiana 2.9%
Indianapolis, Indiana Airport Facility Revenue (j)                        3,970,000       2.05         5/08/02          3,970,000


Louisiana 0.8%
Caddo Parish, Louisiana IDB, Inc. PCR - General Motors
 Corporation Project                                                      1,100,000       2.95         5/08/02          1,100,000


Michigan 0.8%
Birmingham, Michigan EDC Revenue - Brown Street Project (j)                 850,000       2.08         5/08/02            850,000
Jackson County, Michigan EDC Limited Obligation Revenue - Thrifty
 Leoni, Inc. Project (j)                                                    200,000       2.00         5/08/02            200,000
                                                                                                                       ----------
                                                                                                                        1,050,000


Minnesota 2.2%
Red Wing, Minnesota Housing and Redevelopment Authority Revenue -
 YMCA Red Wing Project (j)                                                3,000,000       1.95         5/08/02          3,000,000


Nebraska 4.8%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (j)                    1,875,000       1.80         5/08/02          1,875,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (j)                   4,700,000       1.80         5/08/02          4,700,000
                                                                                                                       ----------
                                                                                                                        6,575,000

Ohio 5.3%
Hamilton County, Ohio Health Care Facilities Revenue -
  MLB Hilltop Health Facilities Project (j)                               5,000,000       1.97         5/08/02          5,000,000
Hamilton County, Ohio Hospital Facilities Revenue (j)                     2,330,000       1.90         5/08/02          2,330,000
                                                                                                                       ----------
                                                                                                                        7,330,000

Oklahoma 4.9%
Oklahoma HDA MFHR (j)                                                     6,800,000       1.90         5/08/02          6,800,000


Pennsylvania 7.0%
Northeastern Pennsylvania Hospital and Education Authority Health
 Care Revenue -
 Wyoming Valley Health Care Project (j)                                   8,780,000       1.85         5/08/02          8,780,000
Venango, Pennsylvania IDA PCR - Pennzoil Company Project (j)                915,000       2.20         5/08/02            915,000
                                                                                                                       ----------
                                                                                                                        9,695,000

South Carolina 0.4%
South Carolina HFA HDA MFHR (j)                                             600,000       1.90         5/08/02            600,000


Texas 6.4%
Harris County, Texas Health Facilities Development Corporation
 Revenue Trusts (j)                                                       8,155,000       2.05         5/08/02          8,155,000
Matagorda County, Texas Hospital District Revenue (j)                       700,000       1.90         5/08/02            700,000
                                                                                                                       ----------
                                                                                                                        8,855,000

Virginia 0.2%
Virginia Small Business Financing Authority Revenue Refunding -             250,000       1.90         5/08/02            250,000
 Virginia Foods Project (j)


-----------------------------------------------------------------------------------------------------------------------------------
                                               STRONG TAX-FREE MONEY FUND (continued)

                                                                         Principal     Yield to       Maturity           Amortized
                                                                          Amount       Maturity       Date (d)        Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming 8.2%
Campbell County, Wyoming IDR - Powder Basin Properties Project (j)       $4,320,000       1.90%        5/08/02        $  4,320,000
Gillette, Wyoming PCR Refunding (j)                                       4,585,000       1.80         5/08/02           4,585,000
Green River, Wyoming PCR - Allied Corporation Project                     2,360,000       2.58         5/08/02           2,360,000
                                                                                                                      ------------
                                                                                                                        11,265,000

Multiple States 3.3%
Clipper Brigantine Tax-Exempt Certificates Trust (j)                      2,835,000       1.93         5/08/02           2,835,000
IBM Tax-Exempt Trust (j)                                                  1,710,070       1.93         5/08/02           1,710,070
                                                                                                                      ------------
                                                                                                                         4,545,070
----------------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                                   107,640,070
----------------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 3.0%
District of Columbia
District of Columbia Revenue - Medlantic Project                          4,185,000       1.95         5/01/02           4,185,000
----------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                                      4,185,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.6%                                                                                  137,285,565
Other Assets and Liabilities, Net 0.4%                                                                                     540,500
----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                     $137,826,065
==================================================================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e) Variable rate security.
(f) All or a portion of security is when-issued.
(g) Affiliated Issuer (See Note 9 of Notes to Financial Statements).
(h) See Note 2(I) of Notes to Financial Statements.
(i) Illiquid security.
(j) Security backed by credit enhancement in the form of a letter of credit and/or insurance.


Percentages are stated as a percent of net assets.

ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    --Bond Anticipation Notes
BP     --Basis Points
CDA    --Commercial Development Authority
CDR    --Commercial Development Revenue
COP    --Certificates of Participation
DFA    --Development Finance Authority
EDA    --Economic Development Authority
EDC    --Economic Development Corporation
EDFA   --Economic Development Finance Authority
EDR    --Economic Development Revenue
EFA    --Educational Facilities Authority
EXTRAS --Extendable Rate Adjustable Securities
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
HFC    --Housing Finance Corporation
IBA    --Industrial Building Authority
IBR    --Industrial Building Revenue
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDC    --Industrial Development Corporation
IDFA   --Industrial Development Finance Authority
IDR    --Industrial Development Revenue
IFA    --Investment Finance Authority
MERLOT --Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   --Multi-Family Housing Revenue
MFMR   --Multi-Family Mortgage Revenue
PCFA   --Pollution Control Financing Authority
PCR    --Pollution Control Revenue
RAN    --Revenue Anticipation Notes
SFHR   --Single Family Housing Revenue
SFMR   --Single Family Mortgage Revenue
TAN    --Tax Anticipation Notes
TRAN   --Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                                    (In Thousands, Except As Noted)

                                                                                Strong Ultra         Strong Ultra
                                                                                 Short-Term           Short-Term
                                                                                Income Fund      Municipal Income Fund
                                                                               --------------    ---------------------
Assets:
     Investments in Securities, at Value (Note 2M)
       Unaffiliated Issuers (Cost of $3,304,610 and $1,557,161, respectively)      $3,223,827           $1,526,867
       Affiliated Issuers (Cost of $0 and $42,665, respectively)                           --               42,665
     Receivable for Securities Sold                                                    43,290                3,099
     Receivable for Fund Shares Sold                                                    1,410                1,644
     Interest and Dividends Receivable                                                 35,403               18,451
     Collateral for Securities on Loan                                                 31,288                   --
     Paydown Receivable                                                                 7,412                1,735
     Other Assets                                                                          92                  240
                                                                                   ----------           ----------
     Total Assets                                                                   3,342,722            1,594,701

Liabilities:
     Payable for Securities Purchased                                                      --               28,313
     Payable for Fund Shares Redeemed                                                   2,523                1,212
     Dividends Payable                                                                 12,748                4,085
     Payable Upon Return of Securities Loaned                                          31,288                   --
     Variation Margin Payable                                                              51                    8
     Accrued Operating Expenses and Other Liabilities                                   3,678                2,070
                                                                                   ----------           ----------
     Total Liabilities                                                                 50,288               35,688
                                                                                   ----------           ----------
Net Assets                                                                         $3,292,434           $1,559,013
                                                                                   ==========           ==========

Net Assets Consist of:
     Capital Stock (Par Value and Paid-in Capital)                                 $3,472,303           $1,610,453
     Accumulated Net Investment Loss                                                  (11,496)                (689)
     Accumulated Net Realized Loss                                                    (83,829)             (19,778)
     Net Unrealized Depreciation                                                      (84,544)             (30,973)
                                                                                   ----------           ----------
     Net Assets                                                                    $3,292,434           $1,559,013
                                                                                   ==========           ==========

Investor Class ($ and shares in full)
     Net Assets                                                                $2,655,335,308       $1,227,476,605
     Capital Shares Outstanding (Unlimited Number Authorized)                     277,364,239          251,403,581

     Net Asset Value Per Share                                                          $9.57                $4.88
                                                                                        =====                =====

Institutional Class ($ and shares in full)
     Net Assets                                                                  $538,673,234         $315,191,847
     Capital Shares Outstanding (Unlimited Number Authorized)                      56,294,100           64,572,443

     Net Asset Value Per Share                                                          $9.57                $4.88
                                                                                        =====                =====

Advisor Class ($ and shares in full)
     Net Assets                                                                   $98,425,033          $16,344,697
     Capital Shares Outstanding (Unlimited Number Authorized)                      10,286,162            3,346,925

     Net Asset Value Per Share                                                          $9.57                $4.88
                                                                                        =====                =====

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                 (In Thousands, Except As Noted)

                                                                         Strong Heritage
                                                                           Money Fund
                                                                         ---------------
Assets:
  Investments in Securities, at Amortized Cost                               $2,650,516
  Interest Receivable                                                             2,822
  Other Assets                                                                       53
                                                                             ----------
  Total Assets                                                                2,653,391

Liabilities:
  Dividends Payable                                                               3,606
  Accrued Operating Expenses and Other Liabilities                                  161
                                                                             ----------
  Total Liabilities                                                               3,767
                                                                             ----------
Net Assets                                                                   $2,649,624
                                                                             ==========

Net Assets Consist of:

Investor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                          $1,144,083,088
                                                                         ==============
  Capital Shares Outstanding (Unlimited Number Authorized)                1,144,083,088

  Net Asset Value Per Share                                                       $1.00
                                                                                  =====

Institutional Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                          $1,480,414,262
                                                                         ==============
  Capital Shares Outstanding (Unlimited Number Authorized)                1,480,414,262

  Net Asset Value Per Share                                                       $1.00
                                                                                  =====

Advisor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                             $25,126,565
                                                                            ===========
  Capital Shares Outstanding (Unlimited Number Authorized)                   25,126,565

  Net Asset Value Per Share                                                       $1.00
                                                                                  =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                      (In Thousands, Except Per Share Amount)

                                                                                          Strong Municipal
                                                    Strong Investors     Strong Money       Money Market       Strong Tax-Free
                                                       Money Fund         Market Fund           Fund              Money Fund
                                                    ----------------     ------------     ----------------     ---------------
                                                                                                                   (Note 1)


Assets:
   Investments in Securities, at Amortized Cost         $378,581          $1,877,080         $2,741,247           $137,286
   Receivable for Securities Sold                             --                  --              7,833                 --
   Receivable for Fund Shares Sold                            --                 536                 52                 --
   Interest Receivable                                       396               2,824             16,164                654
   Other Assets                                               20                  39                139                 52
                                                         -------          ----------         ----------           --------
   Total Assets                                          378,997           1,880,479          2,765,435            137,992

Liabilities:
   Payable for Securities Purchased                           --                  --              4,100                 --
   Payable for Fund Shares Redeemed                           89                  99                251                 --
   Dividends Payable                                         409               2,179              3,209                151
   Cash Overdraft Liability                                   --                  --              2,059                 --
   Accrued Operating Expenses and Other Liabilities          194                  36                 96                 15
                                                        --------          ----------         ----------           --------
   Total Liabilities                                         692               2,314              9,715                166
                                                        --------          ----------         ----------           --------
Net Assets                                              $378,305          $1,878,165         $2,755,720           $137,826
                                                        ========          ==========         ==========           ========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)        $378,305          $1,878,165         $2,755,720           $137,826
                                                        ========          ==========         ==========           ========
   Capital Shares Outstanding (Unlimited Number          378,305           1,878,165          2,755,720            137,826
     Authorized)

Net Asset Value Per Share                                  $1.00               $1.00              $1.00              $1.00
                                                           =====               =====              =====              =====












58



                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                             (In Thousands)

                                                                   Strong Ultra         Strong Ultra
                                                                    Short-Term           Short-Term
                                                                   Income Fund      Municipal Income Fund
                                                                   ------------     ---------------------
Income:
   Interest (Note 2M)                                                 $89,194              $29,833
   Dividends - Unaffiliated Issuers                                       126                   --
   Dividends - Affiliated Issuers                                          --                  426
                                                                      -------              -------
   Total Income                                                        89,320               30,259

Expenses (Note 4):
   Investment Advisory Fees                                             5,546                2,316
   Administrative Fees                                                  4,990                2,031
   Custodian Fees                                                          78                   43
   Shareholder Servicing Costs                                          1,968                  224
   Reports to Shareholders                                                347                   28
   Brokerage Fees                                                          11                    2
   12b-1 Fees - Advisor Class                                             115                   16
   Other                                                                  257                  182
                                                                      -------              -------
   Total Expenses before Expense Offsets                               13,312                4,842
   Expense Offsets                                                        (61)                 (34)
                                                                      -------              -------
   Expenses, Net                                                       13,251                4,808
                                                                      -------              -------
Net Investment Income                                                  76,069               25,451

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                      (36,748)             (13,934)
     Futures Contracts and Options                                     (1,076)                 572
                                                                      -------              -------
     Net Realized Loss                                                (37,824)             (13,362)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                      (44,888)              (6,018)
     Futures Contracts and Swaps                                       (2,272)               1,637
                                                                      -------              -------
     Net Change in Unrealized Appreciation/Depreciation               (47,160)              (4,381)
                                                                      -------              -------
Net Loss on Investments                                               (84,984)             (17,743)
                                                                      -------              -------
Net Increase (Decrease) in Net Assets Resulting from Operations      ($ 8,915)             $ 7,708
                                                                      =======              =======

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                                                          (In Thousands)

                                                                                                          Strong Heritage
                                                                                                             Money Fund
                                                                                                          ---------------
Interest Income                                                                                              $ 23,959

Expenses (Note 4):
  Investment Advisory Fees                                                                                      1,637
  Administrative Fees                                                                                           2,473
  Custodian Fees                                                                                                   42
  Shareholder Servicing Costs                                                                                     334
  Reports to Shareholders                                                                                          78
  Transfer Agency Banking Charges                                                                                  89
  Brokerage Fees                                                                                                   19
  12b-1 Fees - Advisor Class                                                                                       21
  Other                                                                                                           153
                                                                                                             --------
  Total Expenses before Expense Offsets                                                                         4,846
  Expense Offsets                                                                                              (1,512)
                                                                                                             --------
  Expenses, Net                                                                                                 3,334
                                                                                                             --------
Net Investment Income and Net Increase in Net Assets
  Resulting from Operations                                                                                  $ 20,625
                                                                                                             ========

                                                                                        Strong Municipal
                                                      Strong Investors   Strong Money     Money Market    Strong Tax-Free
                                                         Money Fund       Market Fund         Fund           Money Fund
                                                      ----------------   ------------   ----------------  ---------------
                                                                                                              (Note 1)

Interest Income                                             $5,426          $21,374          $29,957           $1,319

Expenses (Note 4):
  Investment Advisory Fees                                     370            1,452            2,177               96
  Administration Fees                                          910            3,580            5,372              237
  Custodian Fees                                                10               30               22                3
  Shareholder Servicing Costs                                  687            2,790              342               10
  Brokerage Fees                                                 3              122               18               --
  Reports to Shareholders                                      222              620               --               --
  Federal and State Registration Fees                           --               --               --               42
  Other                                                         38              159              240               11
                                                            ------          -------          -------           ------
  Total Expenses before Expense Offsets                      2,240            8,753            8,171              399
  Expense Offsets                                             (723)          (2,463)             (53)             (20)
                                                            ------          -------          -------           ------
  Expenses, Net                                              1,517            6,290            8,118              379
                                                            ------          -------          -------           ------
Net Investment Income and Net Increase in Net
  Assets Resulting from Operations

                                                            $3,909          $15,084          $21,839           $  940
                                                            ======          =======          =======           ======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               (In Thousands)

                                                           Strong Ultra Short-Term          Strong Ultra Short-Term
                                                                 Income Fund                 Municipal Income Fund
                                                      --------------------------------  --------------------------------
                                                      Six Months Ended    Year Ended    Six Months Ended    Year Ended
                                                        April 30, 2002   Oct. 31, 2001    April 30, 2002   Oct. 31, 2001
                                                      ----------------   -------------  ----------------   -------------
                                                          (Unaudited)                      (Unaudited)

Operations:
  Net Investment Income                                  $   76,069       $  176,298       $   25,451       $   68,014
  Net Realized Gain (Loss)                                  (37,824)         (15,336)         (13,362)           1,921
  Net Change in Unrealized Appreciation/Depreciation        (47,160)         (12,910)          (4,381)          (5,063)
                                                         ----------       ----------       ----------       ----------

  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                          (8,915)         148,052            7,708           64,872

Distributions:
  From Net Investment Income:
    Investor Class                                          (67,525)        (144,010)         (20,512)         (49,001)
    Institutional Class                                     (18,367)         (33,751)          (5,446)         (18,833)
    Advisor Class                                            (2,004)          (1,683)            (182)             (86)
                                                            -------       ----------       ----------       ----------
  Total Distributions
                                                            (87,896)        (179,444)         (26,140)         (67,920)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                             (466,208)       1,382,885         (130,950)          96,296
                                                         ----------       ----------       ----------       ----------
Total Increase (Decrease) in Net Assets                    (563,019)       1,351,493         (149,382)          93,248

Net Assets:
  Beginning of Period                                     3,855,453        2,503,960        1,708,395        1,615,147
                                                         ----------       ----------       ----------       ----------
  End of Period                                          $3,292,434       $3,855,453       $1,559,013       $1,708,395
                                                         ==========       ==========       ==========       ==========

                                                                                                Strong Heritage
                                                                                                   Money Fund
                                                                                        --------------------------------
                                                                                        Six Months Ended    Year Ended
                                                                                         April 30, 2002    Oct. 31, 2001
                                                                                        ----------------   -------------
                                                                                           (Unaudited)
Operations:
  Net Investment Income and Net Increase in Net
    Assets Resulting from Operations                                                       $   20,625       $   86,899

Ditributions:
  From Net Investment Income:
    Investor Class                                                                            (11,713)         (66,569)
    Institutional Class                                                                        (8,762)         (19,866)
    Advisor Class                                                                                (150)            (464)
                                                                                           ----------       ----------
  Total Distributions                                                                         (20,625)         (86,899)

Capital Share Transactions (Note 8):
  Net Increase in Net Assets from
    Capital Share Transactions                                                                579,448          396,441
                                                                                           ----------       ----------
Total Increase in Net Assets                                                                  579,448          396,441

Net Assets:
  Beginning of Period                                                                       2,070,176        1,673,735
                                                                                           ----------       ----------
  End of Period                                                                            $2,649,624       $2,070,176
                                                                                           ==========       ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                       (In Thousands)

                                                         Strong Investors                    Strong Money
                                                            Money Fund                        Market Fund
                                               ---------------------------------   ---------------------------------
                                               Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                April 30, 2002     Oct. 31, 2001    April 30, 2002     Oct. 31, 2001
                                               ----------------    -------------   ----------------    -------------
                                                  (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income and Net Increase in Net
    Assets Resulting from Operations               $  3,909          $ 33,653         $   15,084       $   91,972
Distributions From Net Investment Income             (3,909)          (33,653)           (15,084)         (91,972)
Capital Share Transactions (Note 8):
  Net Decrease in Net Assets from
    Capital Share Transactions                     (225,162)          (57,920)          (149,647)          (7,709)
                                                   ---------         --------         ----------       ----------
Total Decrease in Net Assets                       (225,162)          (57,920)          (149,647)          (7,709)

Net Assets:
  Beginning of Period                               603,467           661,387          2,027,812        2,035,521
                                                   --------          --------         ----------       ----------
  End of Period                                    $378,305          $603,467         $1,878,165       $2,027,812
                                                   ========          ========         ==========       ==========

                                                     Strong Municipal Money                Strong Tax-Free
                                                           Market Fund                        Money Fund
                                               ---------------------------------   ---------------------------------
                                               Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                April 30, 2002     Oct. 31, 2001    April 30, 2002     Oct. 31, 2001
                                               ----------------    -------------   ----------------    -------------
                                                  (Unaudited)                         (Unaudited)         (Note 1)
Operations:
  Net Investment Income and Net Increase in Net
    Assets Resulting from Operations              $   21,839        $   95,528              $ 940         $ 2,230
Distributions From Net Investment Income             (21,839)          (95,528)              (940)         (2,230)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (246,348)          256,558             12,779         125,047
                                                  ----------        ----------           --------        --------
Total Increase (Decrease) in Net Assets             (246,348)          256,558             12,779         125,047

Net Assets:
  Beginning of Period                              3,002,068         2,745,510            125,047              --
                                                  ----------        ----------           --------        --------
  End of Period                                   $2,755,720        $3,002,068           $137,826        $125,047
                                                  ==========        ==========           ========        ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

1.   Organization
     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Ultra Short-Term Income Fund /(2)/ (a series fund of Strong Advantage Fund, Inc. /(1)/*)
     - Strong Ultra Short-Term Municipal Income Fund /(3)/ (a series fund of Strong Municipal Funds, Inc. /(1)/*)
     - Strong Heritage Money Fund (a series fund of Strong Heritage Reserve Series, Inc. /(1)/*)
     - Strong Investors Money Fund (a series fund of Strong Heritage Reserve Series, Inc. /(1)/)
     - Strong Money Market Fund (a series fund of Strong Money Market Fund, Inc. /(1)/)
     - Strong Municipal Money Market Fund (a series fund of Strong Municipal Funds, Inc. /(1)/)
     - Strong Tax-Free Money Fund (a series fund of Strong Municipal Funds, Inc. /(1)/)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

       /(2)/ Formerly Strong Advantage Fund.

       /(3)/ Formerly Strong Municipal Advantage Fund.

       * The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Strong Tax-Free Money Fund commenced operations on December 15, 2000.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear costs, if any, associated with the disposition of restricted and illiquid securities. Aggregate cost and fair value of illiquid securities held at April 30, 2002 which are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid by the pricing committee based upon guidelines established by the Funds' Board of Directors were as follows:

                                                Aggregate     Aggregate    Percent of
                                                  Cost       Fair Value    Net Assets
                                              ------------   -----------   ----------
          Strong Ultra Short-Term Income Fund $137,285,961   $47,739,713      1.4%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

-------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Statements of Operations.

--------------------------------------------------------------------------------

     (L) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At April 30, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          As of April 30, 2002, Strong Ultra Short-Term Income Fund had securities with a market value of $30,529,835 on loan (included within Investments in the Statement of Assets and Liabilities) and had received $31,288,000 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the period ended April 30, 2002, this securities lending income totaled $603.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:


                                                                          Administrative       Administrative      Administrative
                                                                               Fees -               Fees -             Fees -
                                                        Advisory Fees     Investor Class    Institutional Class    Advisor Class
                                                         Nov. 1, 2001-    Nov. 1, 2001-         Nov. 1, 2001-      Nov. 1, 2001-
                                                        April 30, 2002    April 30, 2002       April 30, 2002      April 30, 2002
                                                        ---------------   --------------    -------------------    --------------
       Strong Ultra Short-Term Income Fund                   0.30%*            0.33%                0.02%               0.33%
       Strong Ultra Short-Term Municipal Income Fund         0.30%*            0.33%                0.02%               0.33%
       Strong Heritage Money Fund                            0.15%             0.37%                0.02%               0.02%
       Strong Investors Money Fund                           0.15%             0.37%                  **                  **
       Strong Money Market Fund                              0.15%             0.37%                  **                  **
       Strong Municipal Money Market Fund                    0.15%             0.37%                  **                  **
       Strong Tax-Free Money Fund                            0.15%             0.37%                  **                  **

      * The Investment Advisory Fees are 0.30% for the first $4 billion, 0.275% for $4 to $6 billion, and 0.25% thereafter.

     ** Strong Investors Money Fund, Strong Money Market Fund, Strong Municipal
        Money Market Fund and Strong Tax-Free Money Fund do not offer Institutional or Advisor Class shares.

The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net asset value. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)


     Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund and Strong Heritage Money Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended April 30, 2002 the Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund and Strong Heritage Money Fund incurred 12b-1 fees of $115,268, $16,094 and $20,683, respectively.

     Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2002, is as follows:

                                                      Payable to/
                                                  (Receivable from)  Shareholder Servicing   Transfer Agency  Unaffiliated
                                                      Advisor at      and Other Expenses         Charges/       Directors'
                                                    April30, 2002       Paid to Advisor         (Credits)          Fees
                                                  -----------------  ---------------------   ---------------  ------------
     Strong Ultra Short-Term Income Fund               $345,683           $1,978,971            $   (433)        $58,598
     Strong Ultra Short-Term Municipal Income Fund       16,289              227,066              (3,062)         22,717
     Strong Heritage Money Fund                          56,151              353,034              89,057          33,215
     Strong Investors Money Fund                         65,184              690,637             (17,213)          8,365
     Strong Money Market Fund                            34,804            2,912,478              52,140          30,274
     Strong Municipal Money Market Fund                 (18,205)             359,647             (32,618)         43,372
     Strong Tax-Free Money Fund                             927               10,506                 847           1,917


4.   Expenses and Expense Offsets
     Class Specific Expenses:

                                                    Administrative      Shareholder        Reports to    Transfer Agency   Brokerage
                                                         Fees          Servicing Costs    Shareholders   Banking Charges      Fees
                                                    --------------     ---------------    ------------   ---------------   ---------
     Strong Ultra Short-Term Income Fund
       Investor Class                                $4,766,347          $1,821,110           $338,423         $    --       $11,388
       Institutional Class                               71,672              54,087                709             106             7
       Advisor Class                                    152,154              92,369              7,477               9             9
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                 1,996,777             188,792             27,241              --         2,029
       Institutional Class                               13,360              22,613                405              --             6
       Advisor Class                                     21,151              12,883                 --              24            --
     Strong Heritage Money Fund
       Investor Class                                 2,383,344             264,431             67,100          27,074        19,411
       Institutional Class                               87,506              67,265              6,281          51,452            --
       Advisor Class                                      1,649               1,927              5,026          10,532            --


     Expense Offsets:                                       Expense Waivers            Fees Paid
                                                            and Absorptions      Indirectly by Advisor   Earnings Credits
                                                            ---------------      ---------------------   ----------------
     Strong Ultra Short-Term Income Fund
       Investor Class                                         $       --                 $   548              $    --
       Institutional Class                                            --                      --                   --
       Advisor Class                                               1,622                      --                   --
       Fund Level                                                     --                      --               59,283
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                                 --                   2,645                   --
       Institutional Class                                            --                     441                   --
       Advisor Class                                                  --                      --                   --
       Fund Level                                                     --                      --               30,690
     Strong Heritage Money Fund
       Investor Class                                          1,313,568                      --                   --
       Institutional Class                                       157,349                      --                   --
       Advisor Class                                              18,591                      --                   --
       Fund Level                                                 17,196                      --                5,151
     Strong Investors Money Fund                                 701,319                  17,213                4,674
     Strong Money Market Fund                                  2,451,166                      --               11,475
     Strong Municipal Money Market Fund                               --                  32,618               20,815
     Strong Tax-Free Money Fund                                   18,388                      --                2,000

--------------------------------------------------------------------------------

5.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At April 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions
     The aggregate purchases and sales of long-term securities for the six months ended April 30, 2002, were as follows:

                                                                             Purchases                         Sales
                                                                  -----------------------------   ------------------------------
                                                                  U.S. Government                 U.S. Government
                                                                     and Agency        Other         and Agency        Other
                                                                  ---------------  ------------   ---------------  -------------
     Strong Ultra Short-Term Income Fund                            $297,289,910   $666,015,001     $188,057,232  $1,141,099,489
     Strong Ultra Short-Term Municipal Income Fund                            --    443,314,914               --     485,238,256

7.   Income Tax Information
     The following information for the Funds is presented on an income tax basis as of April 30, 2002:

                                                                                      Gross            Gross       Net Unrealized
                                                                     Cost of        Unrealized       Unrealized     Depreciation
                                                                   Investments     Appreciation     Depreciation   on Investments
                                                                   -----------     ------------     ------------   --------------
     Strong Ultra Short-Term Income Fund                          $3,304,672,739    $48,524,051     $129,960,069     $81,436,018
     Strong Ultra Short-Term Municipal Income Fund                 1,599,979,341      6,582,596       37,036,445      30,453,849

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     At February 28, 2002 (the tax year-end of the Funds), the capital loss carryovers (expiring in varying amounts through 2009) for federal income tax purposes for Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund were $46,946,425 and $6,715,373, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

8.  Capital Share Transactions
                                                         Strong Ultra Short-Term                  Strong Ultra Short-Term
                                                               Income Fund                          Municipal Income Fund
                                                    ----------------------------------      ----------------------------------
                                                    Six Months Ended      Year Ended        Six Months Ended     Year Ended
                                                     April 30, 2002     Oct. 31, 2001        April 30, 2002     Oct. 31, 2001
                                                    ----------------   ---------------      ----------------   ---------------
                                                       (Unaudited)                          (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                          $  849,565,099     $2,394,261,342         $524,228,986     $1,036,067,754
  Proceeds from Reinvestment of Distributions            63,017,183        130,174,965           18,395,217         43,975,395
  Payment for Shares Redeemed                        (1,170,933,214)    (1,667,628,647)        (575,747,489)      (996,384,209)
                                                     --------------     --------------         ------------     --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (258,350,932)       856,807,660          (33,123,286)        83,658,940

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                             353,031,598        862,110,099          218,271,660        565,329,487
  Proceeds from Reinvestment of Distributions            17,687,806         31,207,092            4,652,579         13,577,667
  Payment for Shares Redeemed                          (597,532,826)      (449,863,010)        (329,006,112)      (574,379,838)
                                                     --------------     --------------         ------------     --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (226,813,422)       443,454,181         (106,081,873)         4,527,316

ADVISOR CLASS
  Proceeds from Shares Sold                              52,933,186        107,537,814           12,251,685          9,553,394
  Proceeds from Reinvestment of Distributions             1,934,492          1,387,005              165,128             67,297
  Payment for Shares Redeemed                           (35,911,063)       (26,301,938)          (4,161,347)        (1,511,255)
                                                     --------------     --------------         ------------     --------------
  Net Increase in Net Assets from
    Capital Share Transactions                           18,956,615         82,622,881            8,255,466          8,109,436
                                                     --------------     --------------         ------------     --------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                         ($ 466,207,739)    $1,382,884,722        ($130,949,693)      $ 96,295,692
                                                     ==============     ==============         ============     ==============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                   87,506,071        241,358,750          106,969,980        209,790,549
  Issued in Reinvestment of Distributions                 6,490,768         13,125,752            3,749,940          8,901,669
  Redeemed                                             (121,017,620)      (168,335,284)        (117,544,118)      (201,769,710)
                                                     --------------     --------------         ------------     --------------
  Net Increase (Decrease) in Shares                     (27,020,781)        86,149,218           (6,824,198)        16,922,508

INSTITUTIONAL CLASS
  Sold                                                   36,406,045         86,908,156           44,577,946        114,462,808
  Issued in Reinvestment of Distributions                 1,820,785          3,148,774              948,605          2,747,989
  Redeemed                                              (61,789,682)       (45,426,873)          67,093,535       (116,283,441)
                                                     --------------     --------------         ------------     --------------
  Net Increase (Decrease) in Shares                     (23,562,852)        44,630,057          (21,566,984)           927,356

ADVISOR CLASS
  Sold                                                    5,464,204         10,848,641            2,499,356          1,934,873
  Issued in Reinvestment of Distributions                   199,498            139,808               33,686             13,623
  Redeemed                                               (3,712,734)        (2,656,129)            (850,668)          (305,962)
                                                    ---------------     --------------         ------------     --------------
  Net Increase in Shares                                  1,950,968          8,332,320            1,682,374          1,642,534
                                                    ---------------     --------------         ------------     --------------
Net Increase (Decrease) in Shares of the Fund           (48,632,665)       139,111,595          (26,708,808)        19,492,398
                                                    ===============     ==============         ============     ==============

------------------------------------------------------------------------------------------------------


                                                                      Strong Heritage Money Fund
                                                                --------------------------------------
                                                                Six Months Ended         Year Ended
                                                                 April 30, 2002         Oct. 31, 2001
                                                                ----------------       ---------------
                                                                  (Unaudited)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                      $  585,730,297         $1,830,689,618
   Proceeds from Reinvestment of Distributions                        12,594,734             66,222,974
   Payment for Shares Redeemed                                      (797,764,628)        (1,991,744,914)
                                                                  --------------         --------------
   Net Decrease in Net Assets from
     Capital Share Transactions                                     (199,439,597)           (94,832,322)

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                       3,301,430,515          4,193,163,745
   Proceeds from Reinvestment of Distributions                         3,795,768             10,401,310
   Payment for Shares Redeemed                                    (2,523,726,932)        (3,740,015,578)
                                                                  --------------         --------------
   Net Increase in Net Assets from
     Capital Share Transactions                                      781,499,351            463,549,477

ADVISOR CLASS
   Proceeds from Shares Sold                                          33,405,525             72,281,826
   Proceeds from Reinvestment of Distributions                           168,851                380,108
   Payment for Shares Redeemed                                       (36,186,424)           (44,938,321)
                                                                  --------------         --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                       (2,612,048)            27,723,613
                                                                  --------------         --------------
Net Increase in Net Assets from
   Capital Share Transactions                                     $  579,447,706         $  396,440,768
                                                                  --------------         --------------
Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                              585,730,297          1,830,689,618
   Issued in Reinvestment of Distributions                            12,594,734             66,222,974
   Redeemed                                                         (797,764,628)        (1,991,744,914)
                                                                   -------------          -------------
   Net Decrease in Shares                                           (199,439,597)           (94,832,322)

INSTITUTIONAL CLASS
   Sold                                                            3,301,430,515          4,193,163,745
   Issued in Reinvestment of Distributions                             3,795,768             10,401,310
   Redeemed                                                       (2,523,726,932)        (3,740,015,578)
                                                                   -------------          -------------
   Net Increase in Shares                                            781,499,351            463,549,477

ADVISOR CLASS
   Sold                                                               33,405,525             72,281,826
   Issued in Reinvestment of Distributions                               168,851                380,108
   Redeemed                                                          (36,186,424)           (44,938,321)
                                                                   -------------          -------------
   Net Increase (Decrease) in Shares                                  (2,612,048)            27,723,613
                                                                   -------------          -------------
Net Increase in Shares of the Fund                                   579,447,706            396,440,768
                                                                   =============          =============

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                       Strong Investors Money Fund                    Strong Money Market Fund
                                                  --------------------------------------       ------------------------------------
                                                  Six Months Ended          Year Ended         Six Months Ended        Year Ended
                                                   April 30, 2002          Oct. 31, 2001        April 30, 2002        Oct. 31, 2001
                                                  ----------------         -------------       ----------------       -------------
                                                    (Unaudited)                                  (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                       $ 96,807,655             $505,875,272        $  853,579,307       $2,209,491,758
   Proceeds from Reinvestment of Distributions        4,654,393               33,828,584            16,941,880           94,639,470
   Payment for Shares Redeemed                     (326,623,841)            (597,623,396)       (1,020,167,932)      (2,311,840,161)
                                                   ------------             ------------        --------------       --------------
   Net Decrease in Net Assets from
     Capital Share Transactions                   ($225,161,793)           ($ 57,919,540)      ($  149,646,745)     ($    7,708,933)
                                                   ============             ============        ==============       ==============
Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                              96,807,655              505,875,272           853,579,307        2,209,491,758
   Issued in Reinvestment of Distributions            4,654,393               33,828,584            16,941,880           94,639,470
   Redeemed                                        (326,623,841)            (597,623,396)       (1,020,167,932)      (2,311,840,161)
                                                   ------------             ------------        --------------       --------------
Net Decrease in Shares of the Fund                 (225,161,793)             (57,919,540)         (149,646,745)          (7,708,933)
                                                   ============             ============        ==============       ==============

                                                       Strong Municipal Money Market Fund             Strong Tax-Free Money Fund
                                                      -------------------------------------       ---------------------------------
                                                      Six Months Ended         Year Ended         Six Months Ended    Period Ended
                                                       April 30, 2002         Oct. 31, 2001        April 30, 2002     Oct. 31, 2001
                                                      ----------------        -------------       ----------------    -------------
                                                        (Unaudited)                                 (Unaudited)         (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                           $ 3,352,318,444       $6,690,536,707         $ 133,584,848     $ 209,734,481
   Proceeds from Reinvestment of Distributions              22,290,666           91,735,494               966,609         1,996,212
   Payment for Shares Redeemed                          (3,620,957,345)      (6,525,714,573)         (121,772,778)      (86,683,307)
                                                       ---------------       --------------         -------------     -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                          ($246,348,235)      $  256,557,628         $  12,778,679     $ 125,047,386
                                                       ===============       ==============         =============     =============

Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                  3,352,318,444        6,690,536,707           133,584,848       209,734,481
   Issued in Reinvestment of Distributions                  22,290,666           91,735,494               966,609         1,996,212
   Redeemed                                             (3,620,957,345)      (6,525,714,573)         (121,772,778)      (86,683,307)
                                                       ---------------       --------------         -------------     -------------
Net Increase (Decrease) in Shares of the Fund             (246,348,235)         256,557,628            12,778,679       125,047,386
                                                       ===============       ==============         =============     =============

9.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2002 is as follows:

                                                                                                                       Investment
                                        Balance of         Gross        Gross Sales       Balance of        Value        Income
                                        Shares Held      Purchases         and           Shares Held      April 30,   Nov. 1, 2001 -
                                        Nov. 1, 2001   and Additions    Reductions      April 30, 2002      2002      April 30, 2002
                                        ------------   -------------    -----------     --------------    ---------   --------------
Strong Ultra Short-Term Municipal
  Income Fund
----------------------------------
Strong Municipal Money Market Fund      128,500,000    500,875,000      586,710,000       42,665,000     $42,665,000     $426,388


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

STRONG ULTRA SHORT-TERM INCOME FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        Period Ended
                                                            ---------------------------------------------------------------------
                                                            April 30,    Oct. 31,    Oct. 31,    Feb. 29,    Feb. 28,    Feb. 28,
Selected Per-Share Data/(a)/                                 2002/(b)/     2001       2000/(c)/    2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $9.82        $9.88       $9.87       $9.95      $10.08      $10.09

Income From Investment Operations:
   Net Investment Income                                       0.19         0.58        0.43        0.59        0.59        0.62
   Net Realized and Unrealized Gains (Losses)                 (0.22)       (0.05)       0.01       (0.08)      (0.13)      (0.01)
     on Investments
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (0.03)        0.53        0.44        0.51        0.46        0.61

Less Distributions:
   From Net Investment Income                                 (0.22)       (0.59)      (0.43)      (0.59)      (0.59)      (0.62)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (0.22)       (0.59)      (0.43)      (0.59)      (0.59)      (0.62)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $9.57        $9.82       $9.88       $9.87       $9.95      $10.08
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                               -0.3%        +5.5%       +4.6%       +5.2%       +4.6%       +6.3%
   Net Assets, End of Period (In Millions)                   $2,655       $2,990      $2,156      $2,208      $2,766$      2,164
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                           0.8%*        0.8%        0.8%*       0.8%        0.7%        0.8%
   Ratio of Expenses to Average Net Assets                     0.8%*        0.8%        0.8%*       0.8%        0.7%        0.8%
   Ratio of Net Investment Income to Average Net Assets        4.0%*        5.8%        6.5%*       5.9%        5.8%        6.2%
   Portfolio Turnover Rate/(d)/                               27.5%        69.6%       38.4%       48.1%       79.3%      109.6%

STRONG ULTRA SHORT-TERM INCOME FUND -- INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                             Period Ended
                                                            ---------------------------------------------
                                                            April 30,    Oct. 31,    Oct. 31,    Feb. 29,
Selected Per-Share Data/(a)/                                 2002/(b)/     2001       2000/(c)/   2000/(e)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $9.82       $9.87       $ 9.87       $9.89

Income From Investment Operations:
   Net Investment Income                                       0.21         0.62        0.46        0.32
   Net Realized and Unrealized Losses on Investments          (0.21)       (0.04)         --       (0.02)
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            0.00         0.58        0.46        0.30

Less Distributions:
   From Net Investment Income                                 (0.25)       (0.63)      (0.46)      (0.32)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                        (0.25)       (0.63)      (0.46)      (0.32)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 9.57        $9.82       $9.87       $9.87
=========================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
   Total Return                                               -0.0%/(f)/   +6.0%       +4.8%       +3.1%
   Net Assets, End of Period (In Millions)                    $ 539        $ 784       $ 348       $ 207
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                           0.4%*        0.4%        0.4%*       0.4%*
   Ratio of Expenses to Average Net Assets                     0.4%*        0.4%        0.4%*       0.4%*
   Ratio of Net Investment Income to Average Net Assets        4.5%*        6.1%        7.0%*       6.5%*
   Portfolio Turnover Rate(d)                                 27.5%        69.6%       38.4%       48.1%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2002 (Unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from September 1, 1999 (commencement of class) to February 29, 2000.
(f) Amount calculated is less than 0.05%.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND -- ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                                     -------------------------------------------
                                                                     April 30,   Oct. 31,  Oct. 31,    Feb. 29,
Selected Per-Share Data/(a)/                                         2002/(b)/     2001    2000/(c)/   2000/(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $9.82       $9.88     $9.87       $9.89

Income From Investment Operations:
  Net Investment Income                                                 0.18        0.55      0.41        0.27
  Net Realized and Unrealized Gains (Losses) on Investments            (0.22)      (0.05)     0.01       (0.02)
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (0.04)       0.50      0.42        0.25

Less Distributions:
  From Net Investment Income                                           (0.21)      (0.56)    (0.41)      (0.27)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.21)      (0.56)    (0.41)      (0.27)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $9.57       $9.82     $9.88       $9.87
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                                         -0.4%       +5.1%     +4.4%       +2.6%
  Net Assets, End of Period (In Millions)                                $98         $82        $0/(e)/     $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets        1.1%*       1.2%      1.1%*       1.1%*
  Ratio of Expenses to Average Net Assets                               1.1%*       1.1%      1.1%*       1.1%*
  Ratio of Net Investment Income to Average Net Assets                  3.7%*       4.9%      6.2%*       5.7%*
  Portfolio Turnover Rate/(f)/                                         27.5%       69.6%     38.4%       48.1%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                              ------------------------------------------------------------
                                                              April 30,   Oct. 31,   Oct. 31,  Feb. 29,  Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                                  2002/(b)/     2001    2000/(c)/    2000     1999      1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $4.94       $4.95      $4.96      $5.04     $5.03     $5.01

Income From Investment Operations:
  Net Investment Income                                         0.08        0.21       0.16       0.21      0.21      0.22
  Net Realized and Unrealized Gains (Losses) on Investments    (0.06)      (0.01)     (0.01)     (0.08)     0.01      0.02
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.02        0.20       0.15       0.13      0.22      0.24

Less Distributions:
  From Net Investment Income/(g)/                              (0.08)      (0.21)     (0.16)     (0.21)    (0.21)    (0.22)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (0.08)      (0.21)     (0.16)     (0.21)    (0.21)    (0.22)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $4.88       $4.94      $4.95      $4.96     $5.04     $5.03
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                 +0.4%       +4.0%      +3.0%      +2.7%     +4.5%     +5.0%
  Net Assets, End of Period (In Millions)                     $1,228      $1,275     $1,193     $1,792    $2,171    $1,012
  Ratio of Expenses to Average Net Assets Before Expense        0.7%*       0.7%       0.6%*      0.6%      0.6%      0.7%
  Offsets
  Ratio of Expenses to Average Net Assets                       0.7%*       0.7%       0.6%*      0.6%      0.5%      0.4%
  Ratio of Net Investment Income to Average Net Assets          3.2%*       4.1%       4.7%*      4.3%      4.1%      4.5%
  Portfolio Turnover Rate/(f)/                                 37.8%       71.3%      36.5%      35.0%     36.0%     49.6%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from February to October.
(d) For the period from September 1, 1999 (commencement of class) to February 29, 2000.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                                         --------------------------------
                                                                         April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/     2001     2000/(c)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $4.94      $4.95      $4.95

Income From Investment Operations:
  Net Investment Income                                                    0.09       0.22       0.06
  Net Realized and Unrealized Losses on Investments                       (0.06)     (0.01)        --
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         0.03       0.21       0.06

Less Distributions:
  From Net Investment Income/(d)/                                         (0.09)     (0.22)     (0.06)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.09)     (0.22)     (0.06)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $4.88      $4.94      $4.95
=========================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
  Total Return                                                             +0.6%      +4.4%      +1.3%
  Net Assets, End of Period (In Millions)                                   $315       $425       $422
  Ratio of Expenses to Average Net Assets Before Expense Offsets            0.4%*      0.3%       0.3%*
  Ratio of Expenses to Average Net Assets                                   0.3%*      0.3%       0.3%*
  Ratio of Net Investment Income to Average Net Assets                      3.5%*      4.5%       5.0%*
  Portfolio Turnover Rate/(e)/                                             37.8%      71.3%      36.5%


STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- ADVISOR CLASS
-------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                         --------------------------------
                                                                         April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                               2002/(b)/     2001     2000/(f)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $4.94      $4.94      $4.94

Income From Investment Operations:
  Net Investment Income                                                    0.07       0.18       0.02
  Net Realized and Unrealized Losses on Investments                       (0.06)     (0.00)/(g)/   --
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         0.01       0.18       0.02

Less Distributions:
  From Net Investment Income/(d)/                                         (0.07)     (0.18)     (0.02)
----------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.07)     (0.18)     (0.02)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $4.88      $4.94     $ 4.94
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
  Total Return                                                            +0.2%      +3.7%      +0.4%
  Net Assets, End of Period (In Millions)                                   $16         $8         $0/(h)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets           1.1%*      1.1%       1.1%*
  Ratio of Expenses to Average Net Assets                                  1.1%*      1.1%       1.0%*
  Ratio of Net Investment Income to Average Net Assets                     2.7%*      3.1%       4.4%*
  Portfolio Turnover Rate/(e)/                                            37.8%      71.3%      36.5%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c) For the period from August 1, 2000 (commencement of class) to October 31, 2000.
(d)  Tax-exempt for regular federal income tax purposes.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from October 3, 2000 (commencement of class) to October 31, 2000.
(g)  Amount calculated is less than $0.005.
(h)  Amount is less than $500,000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
                                                                                   Period Ended
                                                              ------------------------------------------------------------
                                                              April 30,  Oct. 31,  Oct. 31,   Feb. 29,  Feb. 28,  Feb. 28,
Selected Per-Share Data(a)                                    2002/(b)/    2001    2000/(c)/   2000       1999      1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $1.00      $1.00     $1.00      $1.00     $1.00     $1.00

Income From Investment Operations:
  Net Investment Income                                         0.01       0.05      0.04       0.05      0.05      0.05
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.01       0.05      0.04       0.05      0.05      0.05

Less Distributions:
  From Net Investment Income                                   (0.01)     (0.05)    (0.04)     (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (0.01)     (0.05)    (0.04)     (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $1.00      $1.00     $1.00      $1.00     $1.00     $1.00
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                 +0.9%      +4.7%     +4.2%      +5.1%     +5.3%     +5.6%
  Net Assets, End of Period (In Millions)                     $1,144     $1,344    $1,438     $1,434    $1,837    $1,484
  Ratio of Expenses to Average Net Assets Before Expense        0.6%*      0.6%      0.6%*      0.6%      0.6%      0.6%
    Offsets
  Ratio of Expenses to Average Net Assets                       0.4%*      0.4%      0.4%*      0.4%      0.3%      0.2%
  Ratio of Net Investment Income to Average Net Assets          1.8%*      4.7%      6.1%*      5.0%      5.2%      5.4%

STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
------------------------------------------------------------------------------------------------------------
                                                                        April 30,      Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                            2002/(b)/        2001     2000/(d)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $1.00         $1.00       $1.00

Income From Investment Operations:
  Net Investment Income                                                    0.01          0.05        0.04
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         0.01          0.05        0.04

Less Distributions:
  From Net Investment Income                                              (0.01)        (0.05)      (0.04)
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.01)        (0.05)      (0.04)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $1.00         $1.00       $1.00
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                            +1.0%         +5.0%       +3.8%
  Net Assets, End of Period (In Millions)                                $1,481          $699        $235
  Ratio of Expenses to Average Net Assets Before Expense Offsets           0.2%*         0.2%        0.2%*
  Ratio of Expenses to Average Net Assets                                  0.2%*         0.2%        0.2%*
  Ratio of Net Investment Income to Average Net Assets                     2.0%*         4.5%        6.5%*

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from February to October.
(d) For the period from April 1, 2000 (commencement of class) to October 31, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------

                                                                                     Period Ended
                                                                           --------------------------------
                                                                           April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                               2002/(b)/     2001     2000/(c)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $1.00       $1.00      $1.00

Income From Investment Operations:
  Net Investment Income                                                       0.01        0.05       0.04
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                            0.01        0.05       0.04

Less Distributions:
  From Net Investment Income                                                 (0.01)      (0.05)     (0.04)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                                        (0.01)      (0.05)     (0.04)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $1.00       $1.00      $1.00
===========================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------
  Total Return                                                               +0.9%       +4.7%      +3.6%
  Net Assets, End of Period (In Millions)                                      $25         $28         $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets              0.6%*       0.7%       0.8%*
  Ratio of Expenses to Average Net Assets                                     0.4%*       0.4%       0.4%*
  Ratio of Net Investment Income to Average Net Assets                        1.8%*       3.8%       6.1%*

STRONG INVESTORS MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Period Ended
                                                                    ---------------------------------------------------------------
                                                                    April  30,   Oct. 31,  Oct. 31,    Feb. 29,    Feb.28,  Feb. 28,
Selected Per-Share Data(a)                                          2002/(b)/      2001    2000/(e)/    2000       1999    1998/(f)/
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $1.00       $1.00     $1.00      $1.00      $1.00   $1.00

Income From Investment Operations:
  Net Investment Income                                                0.01        0.05      0.04       0.05       0.06    0.00/(g)/
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.01        0.05      0.04       0.05       0.06    0.00/(g)/

Less Distributions:
  From Net Investment Income                                          (0.01)      (0.05)    (0.04)     (0.05)     (0.06)     --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.01)      (0.05)    (0.04)     (0.05)     (0.06)     --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $1.00       $1.00     $1.00      $1.00      $1.00   $1.00
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                        +0.8%       +4.9%     +4.4%      +5.5%      +5.7%   +0.5%
  Net Assets, End of Period (In Millions)                              $378        $603      $661       $517       $256      $7
  Ratio of Expenses to Average Net Assets Before Expense Offsets       0.9%*       0.8%      0.8%*      0.8%       0.9%    2.0%*
  Ratio of Expenses to Average Net Assets                              0.6%*       0.3%      0.1%*      0.0%/(g)/  0.0%    0.0%*
  Ratio of Net Investment Income to Average Net Assets                 1.6%*       4.8%      6.4%*      5.4%       5.4%    6.1%*

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  For the period from April 1, 2000 (commencement of class) to October 31,
     2000.
(d)  Amount is less than $500,000.
(e)  In 2000, the Fund changed its fiscal year-end from February to October.
(f)  For the period from January 31, 1998 (inception) to February 28, 1998.
(g)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                       -----------------------------------------------------------------------------
                                                       April 30,  Oct. 31,  Oct. 31,   Feb.29,    Feb.28,     Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                             2002/(b)/    2001    2000/(c)/    2000     1999/(d)/     1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00    $1.00      $1.00     $1.00       $1.00       $1.00     $1.00
Income From Investment Operations:
   Net Investment Income                                   0.01     0.04       0.04      0.05        0.02        0.05      0.05
   Net Realized and Unrealized Losses on Investments         --       --         --        --          --          --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.01     0.04       0.04      0.05        0.02        0.05      0.04
Less Distributions:
   From Net Investment Income                             (0.01)   (0.04)     (0.04)    (0.05)      (0.02)      (0.05)    (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.01)   (0.04)     (0.04)    (0.05)      (0.02)      (0.05)    (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Capital Contribution                                      --       --         --        --          --          --      0.01
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00    $1.00      $1.00     $1.00       $1.00       $1.00     $1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                           +0.8%    +4.5%      +4.0%     +4.8%       +1.5%       +5.3%     +5.3%/(e)/
   Net Assets, End of Period (In Millions)               $1,878   $2,028     $2,036    $1,999      $1,926      $1,924    $1,838
   Ratio of Expenses to Average Net Assets Before          0.9%*    0.9%       0.8%*     0.8%        0.9%*       0.9%      0.9%
     Expense Offsets
   Ratio of Expenses to Average Net Assets                 0.7%*    0.6%       0.7%*     0.7%        0.6%*       0.5%      0.5%
   Ratio of Net Investment Income to Average Net Assets    1.6%*    4.4%       5.8%*     4.7%        4.6%*       5.2%      5.2%



STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                        ----------------------------------------------------------------
                                                        April 30,  Oct. 31,   Oct. 31,    Feb.29,    Feb. 28,    Feb.28,
Selected Per-Share Data/(a)/                            2002/(b)/    2001     2000/(c)/     2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00     $1.00       $1.00      $1.00        $1.00      $1.00
Income From Investment Operations:
   Net Investment Income                                   0.01      0.03        0.03       0.03         0.03       0.04
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.01      0.03        0.03       0.03         0.03       0.04
Less Distributions:
   From Net Investment Income/(f)/                        (0.01)    (0.03)      (0.03)     (0.03)       (0.03)     (0.04)
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.01)    (0.03)      (0.03)     (0.03)       (0.03)     (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00     $1.00       $1.00      $1.00        $1.00      $1.00
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
   Total Return                                           +0.8%     +3.4%       +2.8%      +3.5%        +3.4%      +3.6%
   Net Assets, End of Period (In Millions)               $2,756    $3,002      $2,746     $2,467       $2,105     $1,871
   Ratio of Expenses to Average Net Assets Before          0.6%*     0.6%        0.6%*      0.6%         0.6%       0.6%
     Expense Offsets
   Ratio of Expenses to Average Net Assets                 0.6%*     0.6%        0.6%*      0.6%         0.6%       0.6%
   Ratio of Net Investment Income to Average Net Assets    1.5%*     3.3%        4.2%*      3.4%         3.4%       3.5%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period. (b) For the six months ended April 30, 2002 (Unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) In 1999, the Fund changed its fiscal year-end from October to February.
(e) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.
(f) Tax-exempt for regular federal income tax purposes.

76

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------
STRONG TAX FREE MONEY FUND
-----------------------------------------------------------------------------------------------

                                                                               Period Ended
                                                                          ---------------------
                                                                          April 30,    Oct. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/   2001/(c)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $1.00        $1.00
Income From Investment Operations:
   Net Investment Income                                                     0.01         0.03
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                          0.01         0.03
Less Distributions:
   From Net Investment Income/(d)/                                          (0.01)       (0.03)
-----------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.01)       (0.03)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $1.00        $1.00
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                            +0.7%         +2.7%
   Net Assets, End of Period (In Millions)                                  $138          $125
   Ratio of Expenses to Average Net Assets Before Expense Offsets           0.6%*         0.7%*
   Ratio of Expenses to Average Net Assets                                  0.6%*         0.6%*
   Ratio of Net Investment Income to Average Net Assets                     1.5%*         2.8%*

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2002 (Unaudited).
(c) For the period from December 15, 2000 (inception) to October 31, 2001 (Note 1).
(d) Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

     DIRECTORS AND OFFICERS
     --------------------------------------------------------------------------

     Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 67 mutual funds ("Strong Funds").

    *Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since
     September 1981 and Chairman of the Board of the Strong Funds since October 1991.

          Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


     Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July
     1994.

          Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


     Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March
     2002.

          Mr. Greer has been of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

     Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

          Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

     Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December
     1999.

          Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

     William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

          Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

     --------------------------------------------------------------------------

     Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

          Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

     Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

          Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

     Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

          Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

     Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

          Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

     John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April
     1999.

          Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

     Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

          Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

          Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

          The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

     NOTES
     --------------------------------------------------------------------------

     NOTES
     --------------------------------------------------------------------------

     NOTES
     --------------------------------------------------------------------------

Directors
     Richard S. Strong
     Willie D. Davis
     Gordon B. Greer
     Stanley Kritzik
     Neal Malicky
     William F. Vogt

Officers
     Richard S. Strong, Chairman of the Board
     Dennis A. Wallestad, Vice President
     Thomas M. Zoeller, Vice President
     Richard W. Smirl, Vice President and Secretary
     Susan A. Hollister, Vice President and Assistant Secretary
     Gilbert L. Southwell III, Assistant Secretary
     John W. Widmer, Treasurer

Investment Advisor
     Strong Capital Management, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
     Strong Investments, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
     State Street Bank and Trust Company
     801 Pennsylvania Avenue, Kansas City, Missouri 64101

Transfer Agent and Dividend-Disbursing Agent
     Strong Investor Services, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
     Godfrey & Kahn, S.C.
     780 North Water Street, Milwaukee, Wisconsin 53202

This report does constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT24170-0402










Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com


To order a free prospectus kit, call
1-800-368-1030


To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com




[LOGO STRONG]